                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Flexible Premium
                        Variable Life Insurance Policies

                  (Variable Universal Life/Executive Benefit)



                          Supplement dated May 1, 2004

                     to the Prospectuses dated May 1, 2002

                    Flexible Premium Joint and Last Survivor
                         Variable Life Insurance Policy


                          Supplement dated May 1, 2004

                      to the Prospectus dated May 1, 2002

               Flexible Premium Variable Life Insurance Policies
                       (VUL 95/VUL 100/VGSP/Russell VUL)


                          Supplement dated May 1, 2004

                     to the Prospectuses dated May 1, 2000


     This supplement updates certain information contained in the last full prospectus for each of the above-referenced flexible premium variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.



     General American Life Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.



     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


     THE UNDERLYING FUND PROSPECTUSES ARE ATTACHED. INCLUDED ARE PROSPECTUSES FOR THE RUSSELL INVESTMENT FUNDS, WHICH MAY NOT BE AVAILABLE UNDER YOUR POLICY. PLEASE READ THE PROSPECTUSES CAREFULLY AND KEEP THEM FOR REFERENCE.



     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


           YOUR PRIVACY NOTICE IS ON THE LAST TWO PAGES OF THIS BOOK

THE COMPANY


     General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The Administrative Office for various Policy transactions is as follows:


     FOR EXECUTIVE BENEFIT POLICY OWNERS:

Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

All Other Inquiries and                General American
Transactions                           Attention: COLI
                                       700 Quaker Lane
                                       Warwick, RI 02887-0355
                                       (800) 638-9294

     FOR ALL OTHER POLICY OWNERS:


Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Payment Inquires and                   General American
Correspondence                         Remittance Processing
                                       4100 Boy Scout Blvd.
                                       Tampa, FL 33607
                                       (800) 638-9294

Beneficiary and Ownership              General American
Changes                                P. O. Box 355
Surrenders, Loans                      Warwick, RI 02887-0355
and Withdrawals                        (800) 638-9294
Division Transfers
Death Claims

All Other Telephone                    (800) 638-9294
Transactions and Inquiries



     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at
(800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.



     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.


     THE SEPARATE ACCOUNT. The separate account consists of divisions, each of which corresponds to an underlying Fund. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

     The following chart shows the Funds that are available under the policy along with the name of the investment adviser, sub-adviser (where applicable) and investment objective of each Fund. The Funds have different investment goals and strategies. You should review the prospectus of each Fund, or seek professional guidance in determining which Fund(s) best meet your objectives.


NOTE: THE RUSSELL INVESTMENT FUNDS ARE NOT AVAILABLE TO EXECUTIVE BENEFIT POLICIES. FOR ALL OTHER POLICIES, THE RUSSELL INVESTMENT FUNDS ARE ONLY AVAILABLE FOR POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.



AMERICAN FUNDS INSURANCE SERIES         ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                                 COMPANY



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
American Funds Global            N/A             Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth            N/A             Capital appreciation through stocks.
Fund

American Funds Growth-           N/A             Capital appreciation and income.
Income Fund



FIDELITY(R) VARIABLE INSURANCE PRODUCTS  ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                                  COMPANY



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
VIP Equity-Income       FMR Co., Inc.            Reasonable income. The fund will also
Portfolio                                        consider the potential for capital
                                                 appreciation. The fund's goal is to achieve
                                                 a yield which exceeds the composite yield of
                                                 securities comprising the Standard & Poor's
                                                 500(SM) Index (S&P 500(R)).

VIP Growth Portfolio    FMR Co., Inc.            To achieve capital appreciation.

VIP High Income         FMR Co., Inc.            A high level of current income, while also
Portfolio                                        considering growth of capital.

VIP Mid Cap Portfolio   FMR Co., Inc.            Long-term growth of capital.

VIP Overseas Portfolio  FMR Co., Inc.            Long-term growth of capital.



J.P. MORGAN SERIES TRUST II      ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC.



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
JPMorgan Bond                    N/A             To provide high total return consistent with
Portfolio                                        moderate risk of capital and maintenance of
                                                 liquidity.

JPMorgan Small Company           N/A             To provide high total return from a
Portfolio                                        portfolio of small company stocks.



MET INVESTORS SERIES TRUST   ADVISER: MET INVESTORS ADVISORY LLC



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Harris Oakmark          Harris Associates L.P.   Long-term capital appreciation.
International
Portfolio

Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC

Lord Abbett Bond        Lord, Abbett & Co. LLC   High current income and the opportunity for
Debenture Portfolio                              capital appreciation to produce a high total
                                                 return.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Lord Abbett Growth      Lord, Abbett & Co. LLC   Long-term growth of capital and income
and Income Portfolio                             without excessive fluctuation in market
                                                 value.

Lord Abbett Mid-Cap     Lord, Abbett & Co. LLC   Capital appreciation through investments,
Value Portfolio                                  primarily in equity securities, which are
                                                 believed to be undervalued in the
                                                 marketplace.

Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

MFS Research            Massachusetts            Capital appreciation.
International           Financial Services
Portfolio               Company

Neuberger Berman Real   Neuberger Berman         Total return through investment in real
Estate Portfolio        Management Inc.          estate securities, emphasizing both capital
                                                 appreciation and current income.

PIMCO PEA Innovation    PEA Capital LLC          Capital appreciation; no consideration is
Portfolio (formerly,    (formerly, PIMCO         given to income.
PIMCO Innovation        Equity Advisors LLC)
Portfolio)

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

T. Rowe Price Mid-Cap   T. Rowe Price            Long-term growth of capital.
Growth Portfolio        Associates, Inc.



METROPOLITAN SERIES FUND, INC.           ADVISER: METLIFE ADVISERS, LLC(1)



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Davis Venture Value     Davis Selected           Growth of capital.
Portfolio               Advisers, L.P.(2)

FI International Stock  Fidelity Management &    Long-term growth of capital.
Portfolio (formerly,    Research Company(3)
Putnam International
Stock Portfolio)

FI Mid Cap              Fidelity Management &    Long-term growth of capital.
Opportunities           Research Company(4)
Portfolio (formerly,
Janus Mid Cap
Portfolio)

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Lehman Brothers(R)      Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's Mid Cap 400 Composite Stock Price
                                                 Index.

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
MFS Total Return        Massachusetts            Favorable total return through investment in
Portfolio               Financial Services       a diversified portfolio.
                        Company

Morgan Stanley EAFE(R)  Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman        Neuberger Berman         Capital growth.
Partners Mid Cap Value  Management Inc.
Portfolio

Russell 2000(R) Index   Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

Salomon Brothers U.S.   Salomon Brothers Asset   To maximize total return consistent with
Government Portfolio    Management Inc.          preservation of capital and maintenance of
                                                 liquidity.

State Street Research   State Street Research    Maximum capital appreciation.
Aggressive Growth       & Management Company
Portfolio

State Street Research   State Street Research    High total return, consisting principally of
Aurora Portfolio        & Management Company     capital appreciation.

State Street Research   State Street Research    A competitive total return primarily from
Bond Income Portfolio   & Management Company     investing in fixed-income securities.

State Street Research   State Street Research    High total return while attempting to limit
Diversified Portfolio   & Management Company     investment risk and preserve capital.

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Growth        & Management
Portfolio (formerly,    Company(5)
Alger Equity Growth
Portfolio)

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Value         & Management Company
Portfolio

State Street Research   State Street Research    A high level of current income consistent
Money Market            & Management Company     with preservation of capital.
Portfolio(6)

T. Rowe Price Large     T. Rowe Price            Long-term growth of capital, and
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.



RUSSELL INVESTMENT FUNDS  ADVISER: FRANK RUSSELL INVESTMENT MANAGEMENT
                                   COMPANY



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Aggressive Equity Fund  Multiple sub-advisers    To provide long term capital growth.
Core Bond Fund          Multiple sub-advisers    To provide current income and the
                                                 preservation of capital.
Multi-Style Equity      Multiple sub-advisers    To provide long-term capital growth.
  Fund
Non-U.S. Fund           Multiple sub-advisers    To provide long-term capital growth.

VAN ECK WORLDWIDE INSURANCE TRUST                    ADVISER: VAN ECK ASSOCIATES
                                                              CORPORATION



FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Worldwide Emerging               N/A             Long-term capital appreciation by investing
Markets Fund                                     primarily in equity securities in emerging
                                                 markets around the world.

Worldwide Hard Assets            N/A             Long-term capital appreciation by investing
Fund                                             primarily in "hard asset securities." Hard
                                                 asset securities are the stocks and bonds
                                                 and other securities of companies that
                                                 derive at least 50% of gross revenue or
                                                 profit from the exploration, development,
                                                 production or distribution of precious
                                                 metals, natural resources, real estate and
                                                 commodities. Income is a secondary
                                                 consideration.


---------------

(1) Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.


(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(3) Prior to December 16, 2003, Putnam Investment Management, LLC was the sub-adviser to this Portfolio.


(4) Prior to May 1, 2004, Janus Capital Management LLC was the sub-adviser to this Portfolio.


(5) Prior to May 1, 2004, Fred Alger Management, Inc. was the sub-adviser to this Portfolio.


(6) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.



OTHER FUNDS AND SHARE CLASSES



     The Russell Investment Funds may not be available under your Policy, even though they are described in the attached Fund prospectuses. The Real Estate Securities Fund and the Tax-Managed Large Cap Fund described in the Russell Investment Funds prospectus are not available under any Policy.



     Some of the Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For Fidelity Variable Insurance Products and the Van Eck Worldwide Insurance Trust, we offer Initial Class shares; for the Metropolitan Series Fund, Inc., we offer Class A shares; for the Met Investors Series Trust, we offer Class A shares; and for the American Funds Insurance Series, we offer Class 2 shares.


CHARGES AND DEDUCTIONS.


     The following chart shows the annual operating expenses of the Funds for the year ended December 31, 2003 (anticipated annual operating expenses for 2004 for the Neuberger Berman Real Estate Portfolio), before and after any applicable fee waivers and expense reimbursements.

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                        GROSS        FEE WAIVERS      NET TOTAL
                                     MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL
                                        FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)
                                     ----------   --------   -----   ------------   --------------   -----------
AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund..............     .80%       .03%      .25%       1.08%           .00%             1.08%
American Funds Growth Fund.........     .37%       .02%      .25%        .64%           .00%              .64%
American Funds Growth-Income
  Fund.............................     .33%       .01%      .25%        .59%           .00%              .59%
FIDELITY VARIABLE INSURANCE
  PRODUCTS (INITIAL CLASS SHARES)
VIP Equity-Income Portfolio........     .48%       .09%      .00%        .57%           .00%              .57%
VIP Growth Portfolio...............     .58%       .09%      .00%        .67%           .00%              .67%
VIP High Income Portfolio..........     .58%       .11%      .00%        .69%           .00%              .69%
VIP Mid Cap Portfolio..............     .58%       .12%      .00%        .70%           .00%              .70%
VIP Overseas Portfolio.............     .73%       .17%      .00%        .90%           .00%              .90%
J.P. MORGAN SERIES TRUST II
JPMorgan Bond Portfolio............     .30%       .45%      .00%        .75%           .00%              .75%
JPMorgan Small Company Portfolio...     .60%       .55%      .00%       1.15%           .00%             1.15%
MET INVESTORS SERIES TRUST (CLASS A
  SHARES)
Harris Oakmark International
  Portfolio........................     .85%       .36%      .00%       1.21%           .01%             1.20%(2)
Janus Aggressive Growth
  Portfolio........................     .78%       .12%      .00%        .90%           .00%              .90%(2)
Lord Abbett Bond Debenture
  Portfolio........................     .60%       .10%      .00%        .70%           .00%              .70%(3)
Lord Abbett Growth and Income
  Portfolio........................     .56%       .06%      .00%        .62%           .00%              .62%
Lord Abbett Mid-Cap Value
  Portfolio........................     .70%       .13%      .00%        .83%           .00%              .83%(3)
Met/AIM Mid Cap Core Equity
  Portfolio........................     .75%       .21%      .00%        .96%           .01%              .95%(2)
Met/AIM Small Cap Growth
  Portfolio........................     .90%       .26%      .00%       1.16%           .11%             1.05%(2)
MFS Research International
  Portfolio........................     .80%       .31%      .00%       1.11%           .01%             1.10%(2)
Neuberger Berman Real Estate
  Portfolio........................     .70%       .41%      .00%       1.11%           .21%              .90%(2,4)
PIMCO PEA Innovation Portfolio.....     .95%       .31%      .00%       1.26%           .16%             1.10%(2)
PIMCO Total Return Portfolio.......     .50%       .09%      .00%        .59%           .00%              .59%(3)
T. Rowe Price Mid-Cap Growth
  Portfolio........................     .75%       .17%      .00%        .92%           .00%              .92%(2)
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
Davis Venture Value Portfolio......     .74%       .05%      .00%        .79%           .00%              .79%
FI International Stock Portfolio...     .86%       .23%      .00%       1.09%           .00%             1.09%
FI Mid Cap Opportunities
  Portfolio........................     .69%       .08%      .00%        .77%           .00%              .77%
Harris Oakmark Focused Value
  Portfolio........................     .75%       .05%      .00%        .80%           .00%              .80%
Harris Oakmark Large Cap Value
  Portfolio........................     .74%       .09%      .00%        .83%           .00%              .83%
Lehman Brothers Aggregate Bond
  Index Portfolio..................     .25%       .09%      .00%        .34%           .00%              .34%
MetLife Mid Cap Stock Index
  Portfolio........................     .25%       .15%      .00%        .40%           .00%              .40%
MetLife Stock Index Portfolio......     .25%       .06%      .00%        .31%           .00%              .31%
MFS Total Return Portfolio.........     .50%       .19%      .00%        .69%           .00%              .69%

                                                                        GROSS        FEE WAIVERS      NET TOTAL
                                     MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL
                                        FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)
                                     ----------   --------   -----   ------------   --------------   -----------
Morgan Stanley EAFE Index
  Portfolio........................     .30%       .41%      .00%        .71%           .00%              .71%
Neuberger Berman Partners Mid Cap
  Value Portfolio..................     .69%       .11%      .00%        .80%           .00%              .80%
Russell 2000 Index Portfolio.......     .25%       .22%      .00%        .47%           .00%              .47%
Salomon Brothers U.S Government
  Portfolio........................     .55%       .10%      .00%        .65%           .00%              .65%
State Street Research Aggressive
  Growth Portfolio.................     .73%       .08%      .00%        .81%           .00%              .81%
State Street Research Aurora
  Portfolio........................     .85%       .08%      .00%        .93%           .00%              .93%
State Street Research Bond Income
  Portfolio........................     .40%       .07%      .00%        .47%           .00%              .47%
State Street Research Diversified
  Portfolio........................     .44%       .07%      .00%        .51%           .00%              .51%
State Street Research Large Cap
  Growth Portfolio.................     .73%       .07%      .00%        .80%           .00%              .80%
State Street Research Large Cap
  Value Portfolio..................     .70%       .35%      .00%       1.05%           .10%              .95%(5)
State Street Research Money Market
  Portfolio........................     .35%       .05%      .00%        .40%           .00%              .40%
T. Rowe Price Large Cap Growth
  Portfolio........................     .63%       .16%      .00%        .79%           .00%              .79%
T. Rowe Price Small Cap Growth
  Portfolio........................     .52%       .11%      .00%        .63%           .00%              .63%
RUSSELL INVESTMENT FUNDS(6)
Aggressive Equity Fund.............     .95%       .31%      .00%       1.26%           .21%             1.05%
Core Bond Fund.....................     .60%       .16%      .00%        .76%           .06%              .70%
Multi-Style Equity Fund............     .78%       .16%      .00%        .94%           .07%              .87%
Non-U.S. Fund......................     .95%       .38%      .00%       1.33%           .18%             1.15%
VAN ECK WORLDWIDE INSURANCE TRUST
  (INITIAL CLASS SHARES)
Worldwide Emerging Markets Fund....    1.00%       .43%      .00%       1.43%           .03%             1.40%(7)
Worldwide Hard Assets Fund.........    1.00%       .23%      .00%       1.23%           .00%             1.23%


---------------


(1) Net Total Annual Expenses do not reflect expense reductions that certain Funds achieved as a result of directed brokerage arrangements.



(2) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2005, the percentages shown in the table (.95% in the case of the T. Rowe Price Mid-Cap Growth Portfolio). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to expense waivers in addition to those shown in the table, actual Net Total Annual Expenses for the year ended December 31, 2003, for the following Portfolios, were: 1.16% for the Harris Oakmark International Portfolio, .89% for the Janus Aggressive Growth Portfolio, .93% for the Met/AIM Mid Cap Core Equity Portfolio, 1.04% for the Met/AIM Small Cap Growth Portfolio, 1.09% for the MFS Research International Portfolio, and .91% for the T. Rowe Price Mid-Cap Growth Portfolio.

(3) Other Expenses reflect the repayment by the Portfolios of fees previously waived by Met Investors Advisory under the terms of the Expense Limitation Agreement, in the following amounts: .03% for the Lord Abbett Bond Debenture Portfolio and 0.2% for the PIMCO Total Return Portfolio.



(4) Expenses for the Neuberger Berman Real Estate Portfolio are annualized estimates for the year ending December 31, 2004, based on the Portfolio's May 1, 2004 start date.



(5) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. (the "Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of the State Street Research Large Cap Value Portfolio will not exceed, at any time prior to April 30, 2005, the percentage shown in the table. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the State Street Large Cap Value Portfolio if, in the future, actual Expenses of this Portfolio are less than the expense limit.



(6) The Manager of Russell Investment Funds has contractually agreed to waive, at least until April 30, 2005, a portion of its management fee for each of the Funds, up to the full amount of those fees, and to reimburse each of the Funds for all remaining expenses after fee waivers, so that Net Total Annual Expenses for each of the Funds will not exceed the percentages shown in the table.



(7) For the period May 1, 2004 through April 30, 2005, the Adviser to the Worldwide Emerging Markets Fund has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent total annual operating expenses exceed 1.40% of average daily net assets. Net Total Annual Expenses for the Fund have been restated to reflect the terms of this agreement.



     An investment adviser or sub-adviser of a Fund or its affiliates may compensate General American and/or certain affiliates for administrative or other services relating to the Funds. The amount of this compensation is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages vary and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Policies. These Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, under which the Funds make payments to our affiliate, General American Distributors, Inc., in consideration of services provided and expenses incurred by General American Distributors, Inc. in distributing the Funds' shares. These payments equal 0.25% of Separate Account assets invested in the Funds. An affiliate of General American may also receive brokerage commissions on securities transactions initiated by an investment adviser.



                                 POLICY RIGHTS



TRANSFERS



     We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy Owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular Divisions made by Policy Owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and Divisions and may be more restrictive with regard to certain policies or Divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.



     Our policies and procedures may result in restrictions being applied to Policy Owners. These restrictions may include:



     - requiring you to send us by U.S. mail a signed, written request to make transfers;



     - establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests, or suspending the right to make such requests altogether;



     - limiting the number of transfers you may make each Policy Year;



     - charging a transfer fee or collecting a fund redemption fee;



     - denying a transfer request from an authorized third party acting on behalf of multiple Policy Owners; and



     - imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy Owners.



If restrictions are imposed on a Policy Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.


                              FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, in particular, with respect to joint and last survivor life insurance policies. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or guaranteed issue basis and Policies with term riders added, and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the owner pay the full amount of premiums under the Policy. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.



     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

     1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred. Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

     A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Under a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investments in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

     2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

     In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

     Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

     Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

NOTE: MOST DESTINY POLICIES WERE MODIFIED ENDOWMENT CONTACTS FROM THE DATE OF ISSUE, THEREFORE, DISTRIBUTIONS FROM MOST DESTINY POLICIES ARE TAXED AS FOLLOWS:

     3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age
59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the
Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Policy Loans from, or secured by, a Policy that is not a modified endowment contract should generally not be treated as distributions. Instead, such loans should generally be treated as indebtedness of the Owner. However, because the tax consequences associated with Policy Loans are not always clear, in particular, with respect to Policy Loans outstanding after the tenth Policy year, you should consult a tax adviser prior to taking any Policy Loan.

     Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

     5. POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy is not deductible. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER IF THE DEDUCTIBILITY OF LOAN INTEREST IS A CONSIDERATION IN THE PURCHASE OF A POLICY. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

     6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax adviser.

     7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

     8. MULTIPLE POLICES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

     9. WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     10. CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

     11. NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if your Policy is, or may become, subject to a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act") which was signed into law on July 30, 2002, prohibits, with exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     12. ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

     13. PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

     14. POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     15. FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

     16. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

MANAGEMENT


     The directors and executive officers of General American Life Insurance Company and their principal business experience are:



DIRECTORS OF GENERAL AMERICAN



NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Michael K. Farrell*****               Director of General American since 2003 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      2002.
C. Robert Henrikson****               Chairman, President and Chief Executive Officer of General
                                      American since 2002 and President, U.S. Insurance and
                                      Financial Services Division of Metropolitan Life Insurance
                                      Company since 2002. Formerly, President, Institutional
                                      Business 1999-2002 of Metropolitan Life.
Nicholas D. Latrenta****              Director of General American since 2002 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      1997.
James L. Lipscomb****                 Director of General American since 2002 and Executive
                                      Vice-President and General Counsel of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President and Deputy General Counsel 2001-2003 of
                                      Metropolitan Life; President and Chief Executive Officer
                                      2000-2001 of Conning Corporation and Head of Corporate
                                      Planning and Strategy Department 1998-2000 of Metropolitan
                                      Life Insurance Company.
Stewart G. Nagler****                 Director of General American since 2000 and Vice Chairman
                                      of Metropolitan Life Insurance Company since 2003.
                                      Formerly, Vice Chairman and Chief Financial Officer
                                      1998-2003 of Metropolitan Life.
Stanley J. Talbi****                  Director of General American since 2002 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      1974.
Lisa M. Weber****                     Director of General American since 2000 and Senior
                                      Executive Vice President and Chief Administrative Officer
                                      of Metropolitan Life Insurance Company since 2001.
                                      Formerly, Executive Vice President 1998-2001 of
                                      Metropolitan Life.
William J. Wheeler****                Director of General American since 2002 and Executive Vice
                                      President and Chief Financial Officer of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President 1997-2003 of Metropolitan Life.
Anthony J. Williamson******           Director, Vice President and Treasurer of General American
                                      since 2002 and Senior Vice President and Treasurer of
                                      Metropolitan Life Insurance Company since 2001. Formerly,
                                      Senior Vice President 1998-2001 of Metropolitan Life.



EXECUTIVE OFFICERS OF GENERAL AMERICAN OTHER THAN DIRECTORS



NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
James P. Bossert*****                 Vice President and Chief Financial Officer of General
                                      American since 2003 and Vice President of Metropolitan Life
                                      Insurance Company and since 1998.
James D. Gaughan****                  Secretary and Clerk of General American since 2002 and
                                      Assistant Vice President and Assistant Secretary of
                                      Metropolitan Life Insurance Company since 2001. Formerly,
                                      Corporate Counsel 1999-2001 in private practice.
Jerome M. Mueller**                   Senior Vice President of General American since 1998.
John E. Petersen**                    Senior Vice President of General American since 2000.
                                      Formerly, Vice President 1999-2000 of General American.

NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Joseph J. Prochaska, Jr.***           Senior Vice President and Chief Accounting Officer of
                                      General American since 2004 and Senior Vice President and
                                      Chief Accounting Officer of Metropolitan Life Insurance
                                      Company since 2003. Formerly, Senior Vice President and
                                      Controller 2000-2003 of Aon Corporation.
A. Greig Woodring***                  Executive Vice President, Reinsurance and President and
                                      Chief Executive Officer of Reinsurance Group of America
                                      since 1992.


---------------

The principal business address:


    ** General American, 13045 Tesson Ferry Road, St. Louis, Missouri 63128


   *** Reinsurance Group of America, 1370 Timberlake Manor Parkway,
       Chesterfield, Missouri 63017


  **** Metropolitan Life Insurance Company, One Madison Avenue, New York NY
       10010


 ***** Metropolitan Life, 10 Park Avenue, Morristown, NJ 07962


****** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North, Long
       Island City, NY 11101


                                 VOTING RIGHTS

     Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

     The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

     The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

     Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

     DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS


     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                                 LEGAL MATTERS


     Legal matters in connection with the Policies have been passed upon by Marie C. Swift, Associate General Counsel of Metropolitan Life Insurance Company. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to Federal securities laws.


                               LEGAL PROCEEDINGS

     General American, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, General American believes that, as of the date of this prospectus supplement, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account or General American Distributors, Inc.


     Regulatory bodies have contacted General American and have requested information relating to market timing and late trading of mutual funds and variable insurance products. General American believes that these inquiries are similar to those made to many financial service companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. We are in the process of responding and are fully cooperating with regard to these information requests and investigations. General American at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on General American's financial position.


                                    EXPERTS


     The consolidated financial statements of General American and Subsidiaries included in this prospectus supplement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle and referring to the change in the method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



     The financial statements of the Separate Account included in this prospectus supplement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida, 33602, serves as independent public accountants for the Separate Account and General American.


                              FINANCIAL STATEMENTS

     The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                          INDEPENDENT AUDITOR'S REPORT

To the Policyholders of General American Separate Account Eleven and Board of Directors of General American Life Insurance Company

We have audited the accompanying statement of assets and liabilities of each of the Divisions (as disclosed in Note 1 to the financial statements) comprising General American Separate Account Eleven (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2003, and the related statements of operations and statements of changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions comprising the Separate Account of General American as of December 31, 2003, the results of their operations and the changes in their net assets for each of the periods in the three years then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida
April 23, 2004

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

                                       VIP                VIP               VIP               VIP                VIP
                                  EQUITY-INCOME         GROWTH           OVERSEAS        ASSET MANAGER       HIGH INCOME
                                     DIVISION          DIVISION          DIVISION           DIVISION          DIVISION
                                 ----------------   ---------------   ---------------   ----------------   ---------------
ASSETS:
INVESTMENTS AT VALUE
FIDELITY VARIABLE INSURANCE
 PRODUCTS ("FIDELITY FUNDS")
VIP Equity-Income Portfolio
 (1,112,212 shares; cost
 $24,819,480)..................  $     25,781,073   $            --   $            --   $             --   $            --
VIP Growth Portfolio
 (1,333,882 shares; cost
 $50,442,744)..................                --        41,403,704                --                 --                --
VIP Overseas Portfolio
 (817,862 shares; cost
 $13,673,042)..................                --                --        12,750,465                 --                --
VIP Asset Manager Portfolio
 (256,742 shares; cost
 $3,754,594)...................                --                --                --          3,712,484                --
VIP High Income Portfolio
 (1,114,161 shares; cost
 $8,310,214)...................                --                --                --                 --         7,743,417
VIP Mid Cap Portfolio
 (277,434 shares; cost
 $5,221,168)...................                --                --                --                 --                --
VAN ECK WORLDWIDE INSURANCE
 TRUST ("VAN ECK WORLDWIDE
 FUND")
Van Eck Worldwide Hard Assets
 Portfolio
 (54,902 shares; cost
 $649,878).....................                --                --                --                 --                --
Van Eck Worldwide Fund Emerging
 Markets Portfolio
 (108,779 shares; cost
 $1,010,557)...................                --                --                --                 --                --
RUSSELL INVESTMENT FUNDS
 ("RUSSELL FUNDS")
Russell Multi-Style Equity
 Portfolio
 (572,991 shares; cost
 $7,315,932)...................                --                --                --                 --                --
Russell Core Bond Portfolio
 (263,249 shares; cost
 $2,664,773)...................                --                --                --                 --                --
Russell Aggressive Equity
 Portfolio
 (204,042 shares; cost
 $2,362,561)...................                --                --                --                 --                --
Russell Non-US Portfolio
 (253,953 shares; cost
 $2,515,166)...................                --                --                --                 --                --
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC. ("AMERICAN
 CENTURY FUND")
American Century Income &
 Growth Portfolio
 (441,008 shares; cost
 $2,854,896)...................                --                --                --                 --                --
American Century International
 Portfolio
 (530,169 shares; cost
 $3,905,721)...................                --                --                --                 --                --
American Century Value
 Portfolio
 (603,667 shares; cost
 $3,923,314)...................                --                --                --                 --                --
J.P. MORGAN SERIES TRUST II
 ("J.P. MORGAN FUND")
J.P. Morgan Bond Portfolio
 (129,329 shares; cost
 $1,548,496)...................                --                --                --                 --                --
J.P. Morgan Small Company
 Portfolio
 (244,573 shares; cost
 $3,217,739)...................                --                --                --                 --                --
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Janus Mid Cap Portfolio
 (204,498 shares; cost
 $3,313,911)...................                --                --                --                 --                --
T. Rowe Price Small Cap
 Portfolio
 (460,946 shares; cost
 $4,988,587)...................                --                --                --                 --                --
T. Rowe Price Large Cap Growth
 Portfolio
 (422,794 shares; cost
 $4,221,655)...................                --                --                --                 --                --
Neuberger Berman Mid Cap Value
 Portfolio
 (64,704 shares; cost
 $932,525).....................                --                --                --                 --                --
FI International Stock
 Portfolio
 (186,186 shares; cost
 $1,604,755)...................                --                --                --                 --                --
Morgan Stanley EAFE Index
 Portfolio
 (623,380 shares; cost
 $4,526,941)...................                --                --                --                 --                --
                                 ----------------   ---------------   ---------------   ----------------   ---------------
Total Investments..............        25,781,073        41,403,704        12,750,465          3,712,484         7,743,417
Cash and Accounts Receivable...             5,781            74,542                --                 --                --
                                 ----------------   ---------------   ---------------   ----------------   ---------------
Total Assets...................        25,786,854        41,478,246        12,750,465          3,712,484         7,743,417
LIABILITIES:
Due to General American Life
 Insurance Company.............                --                --             6,712              5,791             5,513
                                 ----------------   ---------------   ---------------   ----------------   ---------------
NET ASSETS.....................  $     25,786,854   $    41,478,246   $    12,743,753   $      3,706,693   $     7,737,904
                                 ================   ===============   ===============   ================   ===============
Units Outstanding (In
 Thousands)....................             1,287             2,373               855                267               685
Unit Values....................  $10.68 to $28.02   $8.22 to $26.73   $9.09 to $19.28   $10.79 to $17.68   $9.32 to $13.10

                                                                            VAN ECK             RUSSELL
                                       VIP          VAN ECK WORLDWIDE      WORLDWIDE          MULTI-STYLE          RUSSELL
                                     MID CAP           HARD ASSETS      EMERGING MARKETS        EQUITY            CORE BOND
                                     DIVISION           DIVISION            DIVISION           DIVISION            DIVISION
                                 ----------------   -----------------   ----------------   -----------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
FIDELITY VARIABLE INSURANCE
 PRODUCTS ("FIDELITY FUNDS")
VIP Equity-Income Portfolio
 (1,112,212 shares; cost
 $24,819,480)..................  $             --   $             --    $            --     $            --    $             --
VIP Growth Portfolio
 (1,333,882 shares; cost
 $50,442,744)..................                --                 --                 --                  --                  --
VIP Overseas Portfolio
 (817,862 shares; cost
 $13,673,042)..................                --                 --                 --                  --                  --
VIP Asset Manager Portfolio
 (256,742 shares; cost
 $3,754,594)...................                --                 --                 --                  --                  --
VIP High Income Portfolio
 (1,114,161 shares; cost
 $8,310,214)...................                --                 --                 --                  --                  --
VIP Mid Cap Portfolio
 (277,434 shares; cost
 $5,221,168)...................         6,702,808                 --                 --                  --                  --
VAN ECK WORLDWIDE INSURANCE
 TRUST ("VAN ECK WORLDWIDE
 FUND")
Van Eck Worldwide Hard Assets
 Portfolio
 (54,902 shares; cost
 $649,878).....................                --            816,389                 --                  --                  --
Van Eck Worldwide Fund Emerging
 Markets Portfolio
 (108,779 shares; cost
 $1,010,557)...................                --                 --          1,321,666                  --                  --
RUSSELL INVESTMENT FUNDS
 ("RUSSELL FUNDS")
Russell Multi-Style Equity
 Portfolio
 (572,991 shares; cost
 $7,315,932)...................                --                 --                 --           6,623,775                  --
Russell Core Bond Portfolio
 (263,249 shares; cost
 $2,664,773)...................                --                 --                 --                  --           2,756,214
Russell Aggressive Equity
 Portfolio
 (204,042 shares; cost
 $2,362,561)...................                --                 --                 --                  --                  --
Russell Non-US Portfolio
 (253,953 shares; cost
 $2,515,166)...................                --                 --                 --                  --                  --
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC. ("AMERICAN
 CENTURY FUND")
American Century Income &
 Growth Portfolio
 (441,008 shares; cost
 $2,854,896)...................                --                 --                 --
American Century International
 Portfolio
 (530,169 shares; cost
 $3,905,721)...................                --                 --                 --
American Century Value
 Portfolio
 (603,667 shares; cost
 $3,923,314)...................                --                 --                 --
J.P. MORGAN SERIES TRUST II
 ("J.P. MORGAN FUND")
J.P. Morgan Bond Portfolio
 (129,329 shares; cost
 $1,548,496)...................                --                 --                 --                  --                  --
J.P. Morgan Small Company
 Portfolio
 (244,573 shares; cost
 $3,217,739)...................                --                 --                 --                  --                  --
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Janus Mid Cap Portfolio
 (204,498 shares; cost
 $3,313,911)...................                --                 --                 --                  --                  --
T. Rowe Price Small Cap
 Portfolio
 (460,946 shares; cost
 $4,988,587)...................                --                 --                 --                  --                  --
T. Rowe Price Large Cap Growth
 Portfolio
 (422,794 shares; cost
 $4,221,655)...................                --                 --                 --                  --                  --
Neuberger Berman Mid Cap Value
 Portfolio
 (64,704 shares; cost
 $932,525).....................                --                 --                 --                  --                  --
FI International Stock
 Portfolio
 (186,186 shares; cost
 $1,604,755)...................                --                 --                 --                  --                  --
Morgan Stanley EAFE Index
 Portfolio
 (623,380 shares; cost
 $4,526,941)...................                --                 --                 --                  --                  --
                                 ----------------   ----------------    ----------------    ---------------    ----------------
Total Investments..............         6,702,808            816,389          1,321,666           6,623,775           2,756,214
Cash and Accounts Receivable...                --                 --                 --                  --                  --
                                 ----------------   ----------------    ----------------    ---------------    ----------------
Total Assets...................         6,702,808            816,389          1,321,666           6,623,775           2,756,214
LIABILITIES:
Due to General American Life
 Insurance Company.............             5,443             13,526              8,103               1,456                  20
                                 ----------------   ----------------    ----------------    ---------------    ----------------
NET ASSETS.....................  $      6,697,365   $        802,863    $     1,313,563     $     6,622,319    $      2,756,194
                                 ================   ================    ================    ===============    ================
Units Outstanding (In
 Thousands)....................               491                 58                 82                 536                 186
Unit Values....................  $13.51 to $13.96   $12.62 to $16.95    $13.11 to $20.40    $9.15 to $13.95    $13.38 to $15.44

                       See Notes to Financial Statements

         RUSSELL            RUSSELL       AMERICAN CENTURY   AMERICAN CENTURY   AMERICAN CENTURY     J.P. MORGAN
    AGGRESSIVE EQUITY       NON-US        INCOME & GROWTH     INTERNATIONAL          VALUE               BOND
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION           DIVISION
    -----------------   ---------------   ----------------   ----------------   ----------------   ----------------
                  --
    $                   $            --   $            --     $           --    $            --    $             --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
           2,748,447                 --                --                 --                 --                  --
                  --          2,478,578                --                 --                 --                  --
                  --                 --         2,897,424                 --                 --                  --
                  --                 --                --          3,408,985                 --                  --
                  --                 --                --                 --          4,702,567                  --
                  --                 --                --                 --                 --           1,595,916
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
                  --                 --                --                 --                 --                  --
    ----------------    ---------------   ---------------     --------------    ----------------   ----------------
           2,748,447          2,478,578         2,897,424          3,408,985          4,702,567           1,595,916
                  --                959             1,411              8,776                129                 609
    ----------------    ---------------   ---------------     --------------    ----------------   ----------------
           2,748,447          2,479,537         2,898,835          3,417,761          4,702,696           1,596,525
              12,542                 --                --                 --                 --                  --
    ----------------    ---------------   ---------------     --------------    ----------------   ----------------
    $      2,735,905    $     2,479,537   $     2,898,835     $    3,417,761    $     4,702,696    $      1,596,525
    ================    ===============   ===============     ==============    ================   ================
                 190                216               257                353                325                 123
    $10.52 to $15.98    $9.97 to $11.68   $9.16 to $11.73     $8.69 to $9.90    $13.21 to $15.73   $12.66 to $13.54

           J.P. MORGAN                            T. ROWE PRICE      T. ROWE PRICE     NEUBERGER BERMAN           FI
          SMALL COMPANY         JANUS MID CAP    SMALL CAP GROWTH   LARGE CAP GROWTH    MID CAP VALUE     INTERNATIONAL STOCK
            DIVISION              DIVISION           DIVISION           DIVISION           DIVISION            DIVISION
     -----------------------   ---------------   ----------------   ----------------   ----------------   -------------------
        $             --       $            --   $            --    $            --    $            --     $             --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
                      --                    --                --                 --                 --                   --
               3,438,702                    --                --                 --                 --                   --
                      --             2,865,012                --                 --                 --                   --
                      --                    --         5,655,806                 --                 --                   --
                      --                    --                --          4,921,327                 --                   --
                      --                    --                --                 --          1,122,621                   --
                      --                    --                --                 --                 --            1,835,791
                      --                    --                --                 --                 --                   --
        ----------------       ---------------   ---------------    ---------------    ----------------    ----------------
               3,438,702             2,865,012         5,655,806          4,921,327          1,122,621            1,835,791
                      --                 2,957            43,526                 --              1,083                1,139
        ----------------       ---------------   ---------------    ---------------    ----------------    ----------------
               3,438,702             2,867,969         5,699,332          4,921,327          1,123,704            1,836,930
                   7,447                    --                --              2,190
        ----------------       ---------------   ---------------    ---------------    ----------------    ----------------
        $      3,431,255       $     2,867,969   $     5,699,332    $     4,919,137    $     1,123,704     $      1,836,930
        ================       ===============   ===============    ===============    ================    ================
                     252                   647               694                579                 97                  176
        $12.00 to $14.24       $4.35 to $11.02   $8.07 to $10.95    $8.33 to $10.82    $11.56 to $11.73    $10.37 to $10.55

     MORGAN STANLEY
       EAFE INDEX
        DIVISION
     ---------------
     $            --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
           6,109,118
     ---------------
           6,109,118
               6,248
     ---------------
           6,115,366
     ---------------
     $     6,115,366
     ===============
                 446
     $9.51 to $18.16

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

                                                                                        STATE STREET       STATE STREET
                                                     METLIFE       METLIFE MID CAP     RESEARCH LARGE        RESEARCH
                                                   STOCK INDEX       STOCK INDEX         CAP VALUE         DIVERSIFIED
                                                    DIVISION           DIVISION           DIVISION           DIVISION
                                                 ---------------   ----------------   ----------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
METROPOLITAN FUND CONTINUED
MetLife Stock Index Portfolio (2,677,610
 shares; cost $63,627,404).....................  $   78,855,620    $             --   $            --    $             --
MetLife Mid Cap Stock Index Portfolio (23,477
 shares; cost $263,034)........................              --             279,378                --                  --
State Street Research Large Cap Value Portfolio
 (710,403 shares; cost $5,895,675).............              --                  --         7,579,999                  --
State Street Research Diversified Portfolio
 (696,305 shares; cost $9,181,076).............              --                  --                --          10,535,067
Lehman Brothers Aggregate Bond Index Portfolio
 (1,263,920 shares; cost $13,578,341)..........              --                  --                --                  --
State Street Research Aurora Portfolio (514,307
 shares; cost $6,136,542)......................              --                  --                --                  --
Russell 2000 Index Portfolio (195,256 shares;
 cost $1,997,874)..............................              --                  --                --                  --
Harris Oakmark Large Cap Value Portfolio
 (339,646 shares; cost $3,508,110).............              --                  --                --                  --
Alger Equity Growth Portfolio (114,051 shares;
 cost $1,939,185)..............................              --                  --                --                  --
Harris Oakmark Focused Value Portfolio (29,756
 shares; cost $5,383,750)......................              --                  --                --                  --
Davis Venture Value Portfolio (90,370 shares;
 cost $1,966,855)..............................              --                  --                --                  --
State Street Research Money Market Portfolio
 (329,338 shares; cost $32,953,609)............              --                  --                --                  --
State Street Research Bond Income Portfolio
 (8,963 shares; cost $1,011,495)...............              --                  --                --                  --
State Street Research Aggressive Growth
 Portfolio (360,055 shares; cost $5,147,998)...              --                  --                --                  --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio (49,506
 shares; cost $307,480)........................              --                  --                --                  --
PIMCO Innovation Portfolio (64,499 shares; cost
 $268,181).....................................              --                  --                --                  --
PIMCO Total Return Portfolio (644,632 shares;
 cost $7,527,833)..............................              --                  --                --                  --
T. Rowe Price Mid-Cap Growth Portfolio (142,523
 shares; cost $822,207)........................              --                  --                --                  --
Met/AIM Small Cap Growth Portfolio (62,695
 shares; cost $688,088)........................              --                  --                --                  --
Met/AIM Mid Cap Core Portfolio (23,081 shares;
 cost $258,094)................................              --                  --                --                  --
Harris Oakmark International Portfolio (158,662
 shares; cost $1,649,617)......................              --                  --                --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio (227,561
 shares; cost $9,010,263)......................              --                  --                --                  --
American Funds Growth-Income Portfolio (216,455
 shares; cost $6,272,384)......................              --                  --                --                  --
American Funds Global Small Cap Portfolio
 (176,322 shares; cost $2,190,713).............              --                  --                --                  --
                                                 ---------------   ----------------   ----------------   ----------------
Total Investments..............................      78,855,620             279,378         7,579,999          10,535,067
Cash and Accounts Receivable...................          20,911                  61             6,676               2,758
                                                 ---------------   ----------------   ----------------   ----------------
Total Assets...................................      78,876,531             279,439         7,586,675          10,537,825
LIABILITIES:
Due to General American Life Insurance
 Company.......................................              --                  --                --                  --
                                                 ---------------   ----------------   ----------------   ----------------
NET ASSETS.....................................  $   78,876,531    $        279,439   $     7,586,675    $     10,537,825
                                                 ===============   ================   ================   ================
Units Outstanding (In Thousands)...............           4,947                  22               324                 549
Unit Values....................................  $9.19 to $42.22   $10.91 to $13.18   $10.59 to $38.02   $10.88 to $39.52


                                                   LEHMAN BROTHERS        STATE STREET       RUSSELL 2000      HARRIS OAKMARK
                                                 AGGREGATE BOND INDEX   RESEARCH AURORA         INDEX         LARGE CAP VALUE
                                                       DIVISION             DIVISION           DIVISION           DIVISION
                                                 --------------------   ----------------   ----------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
METROPOLITAN FUND CONTINUED
MetLife Stock Index Portfolio (2,677,610
 shares; cost $63,627,404).....................    $             --     $             --   $             --   $            --
MetLife Mid Cap Stock Index Portfolio (23,477
 shares; cost $263,034)........................                  --                   --                 --                --
State Street Research Large Cap Value Portfolio
 (710,403 shares; cost $5,895,675).............                  --                   --                 --                --
State Street Research Diversified Portfolio
 (696,305 shares; cost $9,181,076).............                  --                   --                 --                --
Lehman Brothers Aggregate Bond Index Portfolio
 (1,263,920 shares; cost $13,578,341)..........          13,814,647                   --                 --                --
State Street Research Aurora Portfolio (514,307
 shares; cost $6,136,542)......................                  --            8,547,776                 --                --
Russell 2000 Index Portfolio (195,256 shares;
 cost $1,997,874)..............................                  --                   --          2,333,308                --
Harris Oakmark Large Cap Value Portfolio
 (339,646 shares; cost $3,508,110).............                  --                   --                 --         4,096,132
Alger Equity Growth Portfolio (114,051 shares;
 cost $1,939,185)..............................                  --                   --                 --                --
Harris Oakmark Focused Value Portfolio (29,756
 shares; cost $5,383,750)......................                  --                   --                 --                --
Davis Venture Value Portfolio (90,370 shares;
 cost $1,966,855)..............................                  --                   --                 --                --
State Street Research Money Market Portfolio
 (329,338 shares; cost $32,953,609)............                  --                   --                 --                --
State Street Research Bond Income Portfolio
 (8,963 shares; cost $1,011,495)...............                  --                   --                 --                --
State Street Research Aggressive Growth
 Portfolio (360,055 shares; cost $5,147,998)...                  --                   --                 --                --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio (49,506
 shares; cost $307,480)........................                  --                   --                 --                --
PIMCO Innovation Portfolio (64,499 shares; cost
 $268,181).....................................                  --                   --                 --                --
PIMCO Total Return Portfolio (644,632 shares;
 cost $7,527,833)..............................                  --                   --                 --                --
T. Rowe Price Mid-Cap Growth Portfolio (142,523
 shares; cost $822,207)........................                  --                   --                 --                --
Met/AIM Small Cap Growth Portfolio (62,695
 shares; cost $688,088)........................                  --                   --                 --                --
Met/AIM Mid Cap Core Portfolio (23,081 shares;
 cost $258,094)................................                  --                   --                 --                --
Harris Oakmark International Portfolio (158,662
 shares; cost $1,649,617)......................                  --                   --                 --                --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio (227,561
 shares; cost $9,010,263)......................                  --                   --                 --                --
American Funds Growth-Income Portfolio (216,455
 shares; cost $6,272,384)......................                  --                   --                 --                --
American Funds Global Small Cap Portfolio
 (176,322 shares; cost $2,190,713).............                  --                   --                 --                --
                                                   ----------------     ----------------   ----------------   ----------------
Total Investments..............................          13,814,647            8,547,776          2,333,308         4,096,132
Cash and Accounts Receivable...................               5,426                   --                 --             1,644
                                                   ----------------     ----------------   ----------------   ----------------
Total Assets...................................          13,820,073            8,547,776          2,333,308         4,097,776
LIABILITIES:
Due to General American Life Insurance
 Company.......................................                  --               97,850             33,033                --
                                                   ----------------     ----------------   ----------------   ----------------
NET ASSETS.....................................    $     13,820,073     $      8,449,926   $      2,300,275   $     4,097,776
                                                   ================     ================   ================   ================
Units Outstanding (In Thousands)...............                 812                  521                210               392
Unit Values....................................    $11.20 to $29.65     $10.96 to $16.98   $10.90 to $11.43   $10.28 to $10.51


                                                  ALGER EQUITY      HARRIS OAKMARK
                                                     GROWTH         FOCUSED VALUE
                                                    DIVISION           DIVISION
                                                 ---------------   ----------------
ASSETS:
INVESTMENTS AT VALUE
METROPOLITAN FUND CONTINUED
MetLife Stock Index Portfolio (2,677,610
 shares; cost $63,627,404).....................  $           --    $             --
MetLife Mid Cap Stock Index Portfolio (23,477
 shares; cost $263,034)........................              --                  --
State Street Research Large Cap Value Portfolio
 (710,403 shares; cost $5,895,675).............              --                  --
State Street Research Diversified Portfolio
 (696,305 shares; cost $9,181,076).............              --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 (1,263,920 shares; cost $13,578,341)..........              --                  --
State Street Research Aurora Portfolio (514,307
 shares; cost $6,136,542)......................              --                  --
Russell 2000 Index Portfolio (195,256 shares;
 cost $1,997,874)..............................              --                  --
Harris Oakmark Large Cap Value Portfolio
 (339,646 shares; cost $3,508,110).............              --                  --
Alger Equity Growth Portfolio (114,051 shares;
 cost $1,939,185)..............................       2,135,038                  --
Harris Oakmark Focused Value Portfolio (29,756
 shares; cost $5,383,750)......................              --           6,673,036
Davis Venture Value Portfolio (90,370 shares;
 cost $1,966,855)..............................              --                  --
State Street Research Money Market Portfolio
 (329,338 shares; cost $32,953,609)............              --                  --
State Street Research Bond Income Portfolio
 (8,963 shares; cost $1,011,495)...............              --                  --
State Street Research Aggressive Growth
 Portfolio (360,055 shares; cost $5,147,998)...              --                  --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio (49,506
 shares; cost $307,480)........................              --                  --
PIMCO Innovation Portfolio (64,499 shares; cost
 $268,181).....................................              --                  --
PIMCO Total Return Portfolio (644,632 shares;
 cost $7,527,833)..............................              --                  --
T. Rowe Price Mid-Cap Growth Portfolio (142,523
 shares; cost $822,207)........................              --                  --
Met/AIM Small Cap Growth Portfolio (62,695
 shares; cost $688,088)........................              --                  --
Met/AIM Mid Cap Core Portfolio (23,081 shares;
 cost $258,094)................................              --                  --
Harris Oakmark International Portfolio (158,662
 shares; cost $1,649,617)......................              --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio (227,561
 shares; cost $9,010,263)......................              --                  --
American Funds Growth-Income Portfolio (216,455
 shares; cost $6,272,384)......................              --                  --
American Funds Global Small Cap Portfolio
 (176,322 shares; cost $2,190,713).............              --                  --
                                                 ---------------   ----------------
Total Investments..............................       2,135,038           6,673,036
Cash and Accounts Receivable...................           3,152               4,039
                                                 ---------------   ----------------
Total Assets...................................       2,138,190           6,677,075
LIABILITIES:
Due to General American Life Insurance
 Company.......................................              --                  --
                                                 ---------------   ----------------
NET ASSETS.....................................  $    2,138,190    $      6,677,075
                                                 ===============   ================
Units Outstanding (In Thousands)...............             327                 494
Unit Values....................................  $6.33 to $10.15   $11.59 to $13.75

                       See Notes to Financial Statements

                                                              STATE STREET
                         STATE STREET       STATE STREET        RESEARCH           JANUS
         DAVIS          RESEARCH MONEY     RESEARCH BOND       AGGRESSIVE        AGGRESSIVE         PIMCO          PIMCO TOTAL
     VENTURE VALUE          MARKET             INCOME            GROWTH            GROWTH         INNOVATION          RETURN
        DIVISION           DIVISION           DIVISION          DIVISION          DIVISION         DIVISION          DIVISION
    ----------------   ----------------   ----------------   ---------------   --------------   --------------   ----------------
    $             --   $             --   $             --   $            --   $           --   $           --   $             --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
           2,283,638                 --                 --                --               --               --                 --
                  --         32,953,613                 --                --               --               --                 --
                  --                 --          1,036,161                --               --               --                 --
                  --                 --                 --         6,462,986               --               --                 --
                  --                 --                 --                --          348,025               --                 --
                  --                 --                 --                --               --          311,531                 --
                  --                 --                 --                --               --               --          7,484,173
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
                  --                 --                 --                --               --               --                 --
    ----------------   ----------------   ----------------   ---------------   --------------   --------------   ----------------
           2,283,638         32,953,613          1,036,161         6,462,986          348,025          311,531          7,484,173
                 875            581,459                 --               589            2,452               --                 --
    ----------------   ----------------   ----------------   ---------------   --------------   --------------   ----------------
           2,284,513         33,535,072          1,036,161         6,463,575          350,477          311,531          7,484,173
                  --                 --             30,817                --               --              121              1,605
    ----------------   ----------------   ----------------   ---------------   --------------   --------------   ----------------
    $      2,284,513   $     33,535,072   $      1,005,344   $     6,463,575   $      350,477   $      311,410   $      7,482,568
    ================   ================   ================   ===============   ==============   ==============   ================
                 206              2,760                 90               562               49               51                672
    $11.06 to $11.22   $10.16 to $20.10   $11.11 to $11.28   $8.17 to $14.81   $6.89 to $9.96   $5.85 to $9.86   $11.04 to $11.20


      T. ROWE PRICE
         MID-CAP        MET/AIM SMALL       MET/AIM MID       HARRIS OAKMARK     AMERICAN FUNDS     AMERICAN FUNDS
         GROWTH           CAP GROWTH      CAP CORE EQUITY     INTERNATIONAL          GROWTH         GROWTH-INCOME
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION           DIVISION
     ---------------   ----------------   ----------------   ----------------   ----------------   ----------------
     $            --   $             --   $             --   $             --   $             --   $             --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
                  --                 --                 --                 --                 --                 --
             910,725                 --                 --                 --                 --                 --
                  --            754,217                 --                 --                 --                 --
                  --                 --            284,594                 --                 --                 --
                  --                 --                 --          1,886,493                 --                 --
                  --                 --                 --                 --         10,354,018                 --
                  --                 --                 --                 --                 --          7,246,922
                  --                 --                 --                 --                 --                 --
     ---------------   ----------------   ----------------   ----------------   ----------------   ----------------
             910,725            754,217            284,594          1,886,493         10,354,018          7,246,922
                  --                145                 69                210                 --                 --
     ---------------   ----------------   ----------------   ----------------   ----------------   ----------------
             910,725            754,362            284,663          1,886,703         10,354,018          7,246,922
               9,892                 --                 --                 --             55,834            101,432
     ---------------   ----------------   ----------------   ----------------   ----------------   ----------------
     $       900,833   $        754,362   $        284,663   $      1,886,703   $     10,298,184   $      7,145,490
     ===============   ================   ================   ================   ================   ================
                  95                 72                 26                101                938                660
     $9.39 to $10.01   $10.48 to $10.96   $10.71 to $10.87   $11.28 to $11.50   $10.91 to $11.11   $10.78 to $10.94


      AMERICAN FUNDS
       GLOBAL SMALL
           CAP
         DIVISION
     ----------------
     $             --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
            2,482,616
     ----------------
            2,482,616
                   --
     ----------------
            2,482,616
               12,478
     ----------------
     $      2,470,138
     ================
                  211
     $11.66 to $12.00

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                     S&P 500 INDEX                                   MONEY MARKET
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001            2003             2002           2001
                                     ---------------   ------------   ------------   ---------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $    593,967     $ 1,167,747    $        --       $  90,569       $ 774,745      $       --
 Expenses..........................        134,879         480,933        490,060          50,148         149,287         180,618
                                      ------------     ------------   -----------       ---------       ---------      ----------
Net investment income (loss).......        459,088         686,814       (490,060)         40,421         625,458        (180,618)
                                      ------------     ------------   -----------       ---------       ---------      ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............    (39,927,271)      3,540,889       (986,966)       (198,200)        170,786         271,905
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     41,060,546     (22,326,807)    (7,587,082)        209,847        (497,226)        779,684
                                      ------------     ------------   -----------       ---------       ---------      ----------
Net realized and unrealized gains
 (losses)..........................      1,133,275     (18,785,918)    (8,574,048)         11,647        (326,440)      1,051,589
                                      ------------     ------------   -----------       ---------       ---------      ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $  1,592,363     $(18,099,104)  $(9,064,108)      $  52,068       $ 299,018      $  870,971
                                      ============     ============   ===========       =========       =========      ==========

                                                      BOND INDEX
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001
                                     ---------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................     $ 182,144        $549,954       $     --
 Expenses..........................        25,876          75,834         60,494
                                        ---------        --------       --------
Net investment income (loss).......       156,268         474,120        (60,494)
                                        ---------        --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............       772,285         271,350        126,256
Change in net unrealized
 appreciation (depreciation) of
 investments.......................      (738,893)        229,286        568,995
                                        ---------        --------       --------
Net realized and unrealized gains
 (losses)..........................        33,392         500,636        695,251
                                        ---------        --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................     $ 189,660        $974,756       $634,757
                                        =========        ========       ========

                       See Notes to Financial Statements

                   MANAGED EQUITY                                 ASSET ALLOCATION
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
     TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
         2003             2002           2001            2003             2002           2001
    ---------------   ------------   ------------   ---------------   ------------   ------------
      $    30,769     $   152,484     $      --       $    64,105     $   412,972    $        --
           13,711          53,616        56,525            21,073          80,006        107,537
      -----------     -----------     ---------       -----------     -----------    -----------
           17,058          98,868       (56,525)           43,032         332,966       (107,537)
      -----------     -----------     ---------       -----------     -----------    -----------
                 )       (665,682)
       (2,863,683                      (164,979)       (3,118,326)     (1,344,414)    (1,587,656)
        2,927,065      (1,584,382)      348,823         3,383,477        (839,258)       380,641
      -----------     -----------     ---------       -----------     -----------    -----------
           63,382      (2,250,064)      183,844           265,151      (2,183,672)    (1,207,015)
      -----------     -----------     ---------       -----------     -----------    -----------
      $    80,440     $(2,151,196)    $ 127,319       $   308,183     $(1,850,706)   $(1,314,552)
      ===========     ===========     =========       ===========     ===========    ===========

                  INTERNATIONAL INDEX                               MID-CAP EQUITY
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
          2003             2002           2001            2003             2002           2001
     ---------------   ------------   ------------   ---------------   ------------   ------------
       $    47,234     $   106,567    $        --      $        --     $        --    $        --
            10,056          35,887         53,562            9,500          34,721         43,465
       -----------     -----------    -----------      -----------     -----------    -----------
            37,178          70,680        (53,562)          (9,500)        (34,721)       (43,465)
       -----------     -----------    -----------      -----------     -----------    -----------
        (3,308,931)       (615,206)      (232,121)      (3,824,589)     (1,271,808)      (840,173)
         3,083,924        (712,892)    (1,978,157)       4,019,488        (289,445)    (1,017,975)
       -----------     -----------    -----------      -----------     -----------    -----------
          (225,007)     (1,328,098)    (2,210,278)         194,899      (1,561,253)    (1,858,148)
       -----------     -----------    -----------      -----------     -----------    -----------
       $  (187,829)    $(1,257,418)   $(2,263,840)     $   185,399     $(1,595,974)   $(1,901,613)
       ===========     ===========    ===========      ===========     ===========    ===========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                   SMALL-CAP EQUITY                              VIP EQUITY-INCOME
                                                       DIVISION                                       DIVISION
                                     ---------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001           2003           2002           2001
                                     ---------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $   777,229     $        --      $     --      $  395,995    $   388,775    $   398,762
 Expenses..........................          8,687          33,534        30,708         166,223        171,394        180,832
                                       -----------     -----------      --------      ----------    -----------    -----------
Net investment income (loss).......        768,542         (33,534)      (30,708)        229,772        217,381        217,930
                                       -----------     -----------      --------      ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (1,535,355)        224,428       (17,110)       (636,728)      (203,376)     1,145,942
Change in net unrealized
 appreciation (depreciation) of
 investments.......................        677,253      (1,141,373)      654,487       6,355,030     (4,317,324)    (2,805,202)
                                       -----------     -----------      --------      ----------    -----------    -----------
Net realized and unrealized gains
 (losses)..........................       (858,102)       (916,945)      637,377       5,718,302     (4,520,700)    (1,659,260)
                                       -----------     -----------      --------      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $   (89,560)    $  (950,479)     $606,669      $5,948,074    $(4,303,319)   $(1,441,330)
                                       ===========     ===========      ========      ==========    ===========    ===========

                                                     VIP GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................  $   101,839    $   104,037    $     39,900
 Expenses..........................      269,102        301,999         371,131
                                     -----------    ------------   ------------
Net investment income (loss).......     (167,263)      (197,962)       (331,231)
                                     -----------    ------------   ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............   (3,372,191)    (2,938,762)      3,050,655
Change in net unrealized
 appreciation (depreciation) of
 investments.......................   13,998,610    (12,110,393)    (13,581,262)
                                     -----------    ------------   ------------
Net realized and unrealized gains
 (losses)..........................   10,626,419    (15,049,155)    (10,530,607)
                                     -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $10,459,156    $(15,247,117)  $(10,861,838)
                                     ===========    ============   ============

                       See Notes to Financial Statements

                   VIP OVERSEAS                              VIP ASSET MANAGER
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
    $    78,455    $    82,677    $   684,329      $106,336      $ 121,948      $ 115,441
         73,454         75,642         90,905        21,831         21,517         20,693
    -----------    -----------    -----------      --------      ---------      ---------
          5,001          7,035        593,424        84,505        100,431         94,748
    -----------    -----------    -----------      --------      ---------      ---------
     (1,149,513)    (1,137,707)       374,548       (82,266)      (182,624)       (89,549)
      5,011,920     (1,232,265)    (4,082,267)      521,990       (232,113)      (144,969)
    -----------    -----------    -----------      --------      ---------      ---------
      3,862,407     (2,369,972)    (3,707,719)      439,724       (414,737)      (234,518)
    -----------    -----------    -----------      --------      ---------      ---------
    $ 3,867,408    $(2,362,937)   $(3,114,295)     $524,229      $(314,306)     $(139,770)
    ===========    ===========    ===========      ========      =========      =========

                  VIP HIGH INCOME                                VIP MID CAP
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
      $  417,729     $ 647,515     $   711,911     $   21,352     $  23,868       $     --
          46,505        43,733          43,350         32,257        21,778         10,025
      ----------     ---------     -----------     ----------     ---------       --------
         371,224       603,782         668,561        (10,905)        2,090        (10,025)
      ----------     ---------     -----------     ----------     ---------       --------
        (445,061)     (815,107)       (499,890)        60,339       (72,308)         5,749
       1,555,287       342,089        (943,621)     1,799,052      (387,508)        36,188
      ----------     ---------     -----------     ----------     ---------       --------
       1,110,226      (473,018)     (1,443,511)     1,859,391      (459,816)        41,937
      ----------     ---------     -----------     ----------     ---------       --------
      $1,481,450     $ 130,764     $  (774,950)    $1,848,486     $(457,726)      $ 31,912
      ==========     =========     ===========     ==========     =========       ========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                           VAN ECK WORLDWIDE HARD ASSETS              VAN ECK WORLDWIDE EMERGING MARKETS
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $  1,951       $  2,897       $  3,771       $    743       $  1,513      $      --
 Expenses..........................       3,840          3,031          2,764          5,388          5,198          7,340
                                       --------       --------       --------       --------       --------      ---------
Net investment income (loss).......      (1,889)          (134)         1,007         (4,645)        (3,685)        (7,340)
                                       --------       --------       --------       --------       --------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      29,343         (8,005)        (2,165)        64,342        (34,748)      (594,374)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     186,258        (17,843)       (40,670)       345,855         16,026        499,397
                                       --------       --------       --------       --------       --------      ---------
Net realized and unrealized gains
 (losses)..........................     215,601        (25,848)       (42,835)       410,197        (18,722)       (94,977)
                                       --------       --------       --------       --------       --------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $213,712       $(25,982)      $(41,828)      $405,552       $(22,407)     $(102,317)
                                       ========       ========       ========       ========       ========      =========

                                             RUSSELL MULTI-STYLE EQUITY
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $   42,019    $    38,024    $    41,403
 Expenses..........................       38,689         42,864         60,287
                                      ----------    -----------    -----------
Net investment income (loss).......        3,330         (4,840)       (18,884)
                                      ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (401,897)      (663,057)    (1,115,860)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    1,830,013     (1,036,694)      (355,418)
                                      ----------    -----------    -----------
Net realized and unrealized gains
 (losses)..........................    1,428,116     (1,699,751)    (1,471,278)
                                      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $1,431,446    $(1,704,591)   $(1,490,162)
                                      ==========    ===========    ===========

                       See Notes to Financial Statements

                RUSSELL CORE BOND                        RUSSELL AGGRESSIVE EQUITY            RUSSELL NON-US
                     DIVISION                                     DIVISION                      DIVISION
    ------------------------------------------   ------------------------------------------   ------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001           2003
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $146,002       $ 82,569       $182,428       $  2,369      $      --      $   3,637       $ 54,758
        18,013         19,164         21,368         15,770         16,436         22,937         13,237
      --------       --------       --------       --------      ---------      ---------       --------
       127,989         63,405        161,060        (13,401)       (16,436)       (19,300)        41,521
      --------       --------       --------       --------      ---------      ---------       --------
        33,895        124,553         49,706        (15,514)      (100,969)      (162,100)       (94,744)
       (27,496)        26,831        (11,637)       923,244       (393,648)        33,608        737,515
      --------       --------       --------       --------      ---------      ---------       --------
         6,399        151,384         38,069        907,730       (494,617)      (128,492)       642,771
      --------       --------       --------       --------      ---------      ---------       --------
      $134,388       $214,789       $199,129       $894,329      $(511,053)     $(147,792)      $684,292
      ========       ========       ========       ========      =========      =========       ========

         RUSSELL NON-US
              DIVISION                              DIVISION
     ---------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------
      $  29,524      $  14,996      $  35,195      $  33,751      $  32,247
         13,104         18,194         15,686         18,579         21,730
      ---------      ---------      ---------      ---------      ---------
         16,420         (3,198)        19,509         15,172         10,517
      ---------      ---------      ---------      ---------      ---------
       (424,607)       (90,231)      (147,619)      (381,016)      (208,919)
         93,343       (606,112)       812,769       (311,121)      (175,220)
      ---------      ---------      ---------      ---------      ---------
       (331,264)      (696,343)       665,150       (692,137)      (384,139)
      ---------      ---------      ---------      ---------      ---------
      $(314,844)     $(699,541)     $ 684,659      $(676,965)     $(373,622)
      =========      =========      =========      =========      =========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                           AMERICAN CENTURY INTERNATIONAL                   AMERICAN CENTURY VALUE
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $   22,931     $  26,643     $     3,651     $   49,175     $  17,591       $ 19,250
 Expenses..........................       18,707        20,832          22,723         30,076        20,967          6,302
                                      ----------     ---------     -----------     ----------     ---------       --------
Net investment income (loss).......        4,224         5,811         (19,072)        19,099        (3,376)        12,948
                                      ----------     ---------     -----------     ----------     ---------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (608,976)     (689,257)       (402,633)        (4,790)       97,791        221,520
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    1,312,990      (153,762)     (1,072,608)     1,083,026      (527,868)         1,419
                                      ----------     ---------     -----------     ----------     ---------       --------
Net realized and unrealized gains
 (losses)..........................      704,014      (843,019)     (1,475,241)     1,078,236      (430,077)       222,939
                                      ----------     ---------     -----------     ----------     ---------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $  708,238     $(837,208)    $(1,494,313)    $1,097,335     $(433,453)      $235,887
                                      ==========     =========     ===========     ==========     =========       ========

                                                  J.P. MORGAN BOND
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $110,574       $ 10,477       $ 66,356
 Expenses..........................      12,128         10,001          5,407
                                       --------       --------       --------
Net investment income (loss).......      98,446            476         60,949
                                       --------       --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      40,537          6,948         38,000
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     (83,584)       133,452        (25,687)
                                       --------       --------       --------
Net realized and unrealized gains
 (losses)..........................     (43,047)       140,400         12,313
                                       --------       --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $ 55,399       $140,876       $ 73,262
                                       ========       ========       ========

                       See Notes to Financial Statements

            J.P. MORGAN SMALL COMPANY                         SEI LARGE CAP VALUE
                     DIVISION                                      DIVISION
    ------------------------------------------   ---------------------------------------------
      FOR THE        FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
        2003           2002           2001            2003             2002           2001
    ------------   ------------   ------------   ---------------   ------------   ------------
     $       --     $   5,688      $   1,396        $  58,829       $  91,015      $  60,646
         18,418        17,705         18,295           24,076          36,632         26,927
     ----------     ---------      ---------        ---------       ---------      ---------
        (18,418)      (12,017)       (16,899)          34,753          54,383         33,719
     ----------     ---------      ---------        ---------       ---------      ---------
       (126,675)     (136,718)      (750,139)        (108,247)       (164,369)       120,973
      1,091,759      (590,383)       226,878          899,626        (830,172)      (264,073)
     ----------     ---------      ---------        ---------       ---------      ---------
        965,084      (727,101)      (523,261)         791,379        (994,541)      (143,100)
     ----------     ---------      ---------        ---------       ---------      ---------
     $  946,666     $(739,118)     $(540,160)       $ 826,132       $(940,158)     $(109,381)
     ==========     =========      =========        =========       =========      =========

                 SEI LARGE CAP GROWTH                             SEI SMALL CAP VALUE
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
      TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
          2003             2002           2001            2003             2002           2001
     ---------------   ------------   ------------   ---------------   ------------   ------------
       $     1,403     $        --     $      --        $ 22,568        $   9,130       $  7,632
            14,118          21,499        17,086          11,261           14,712          5,959
       -----------     -----------     ---------        --------        ---------       --------
           (12,715)        (21,499)      (17,086)         11,307           (5,582)         1,673
       -----------     -----------     ---------        --------        ---------       --------
        (1,246,012)       (550,230)     (273,188)        237,122          147,375        181,816
         1,732,357        (846,082)     (454,976)        343,241         (421,819)        50,440
       -----------     -----------     ---------        --------        ---------       --------
           486,345      (1,396,312)     (728,164)        580,363         (274,444)       232,256
       -----------     -----------     ---------        --------        ---------       --------
       $   473,630     $(1,417,811)    $(745,250)       $591,670        $(280,026)      $233,929
       ===========     ===========     =========        ========        =========       ========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                 SEI SMALL CAP GROWTH                          SEI INTERNATIONAL EQUITY
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001            2003             2002           2001
                                     ---------------   ------------   ------------   ---------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................     $      --       $      --      $      --        $      --       $  10,954      $   3,320
 Expenses..........................         4,820           6,484          5,267            8,543          15,515         16,945
                                        ---------       ---------      ---------        ---------       ---------      ---------
Net investment income (loss).......        (4,820)         (6,484)        (5,267)          (8,543)         (4,561)       (13,625)
                                        ---------       ---------      ---------        ---------       ---------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      (161,055)       (109,318)       (43,461)        (382,640)       (478,560)      (150,854)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................       421,898        (251,717)      (130,145)         671,688          53,664       (470,546)
                                        ---------       ---------      ---------        ---------       ---------      ---------
Net realized and unrealized gains
 (losses)..........................       260,843        (361,035)      (173,606)         289,048        (424,896)      (621,400)
                                        ---------       ---------      ---------        ---------       ---------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................     $ 256,023       $(367,519)     $(178,873)       $ 280,505       $(429,457)     $(635,025)
                                        =========       =========      =========        =========       =========      =========

                                              SEI EMERGING MARKETS EQUITY
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001
                                     ---------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................     $     --        $      --       $     --
 Expenses..........................        4,464            8,079          5,858
                                        --------        ---------       --------
Net investment income (loss).......       (4,464)          (8,079)        (5,858)
                                        --------        ---------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............       45,798         (103,154)       (71,561)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................      179,831          (19,133)       (18,064)
                                        --------        ---------       --------
Net realized and unrealized gains
 (losses)..........................      225,629         (122,287)       (89,625)
                                        --------        ---------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................     $221,165        $(130,366)      $(95,483)
                                        ========        =========       ========

                       See Notes to Financial Statements

                SEI CORE FIXED INCOME                            SEI HIGH YIELD BOND
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
     TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
         2003             2002           2001            2003             2002           2001
    ---------------   ------------   ------------   ---------------   ------------   ------------
       $ 113,807        $296,883      $ 570,668        $ 54,219         $ 80,449       $ 71,607
          18,110          46,279         45,754           4,645            6,706          5,121
       ---------        --------      ---------        --------         --------       --------
          95,697         250,604        524,914          49,574           73,743         66,486
       ---------        --------      ---------        --------         --------       --------
          40,717         231,320         63,329         (24,140)         (31,008)       (11,370)
        (126,347)        152,500       (163,196)         47,962           10,977        (45,518)
       ---------        --------      ---------        --------         --------       --------
         (85,630)        383,820        (99,867)         23,822          (20,031)       (56,888)
       ---------        --------      ---------        --------         --------       --------
       $  10,067        $634,424      $ 425,047        $ 73,396         $ 53,712       $  9,598
       =========        ========      =========        ========         ========       ========

            SEI INTERNATIONAL FIXED INCOME                     SEI EMERGING MARKETS DEBT
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
      TO APRIL 30,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
          2003             2002           2001            2003             2002           2001
     ---------------   ------------   ------------   ---------------   ------------   ------------
        $ 18,785         $ 66,608       $  5,857         $ 6,671         $19,445        $24,667
           2,267            6,335          5,060           1,101           1,226          1,601
        --------         --------       --------         -------         -------        -------
          16,518           60,273            797           5,570          18,219         23,066
        --------         --------       --------         -------         -------        -------
          81,500           36,233          3,141          46,676           6,408            109
         (65,556)          73,676        (48,543)          2,815           4,931          3,104
        --------         --------       --------         -------         -------        -------
          15,944          109,909        (45,402)         49,491          11,339          3,213
        --------         --------       --------         -------         -------        -------
        $ 32,462         $170,182       $(44,605)        $55,061         $29,558        $26,279
        ========         ========       ========         =======         =======        =======

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                                                T. ROWE PRICE
                                                   JANUS MID CAP                               SMALL CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $       --    $        --    $        --     $       --     $      --      $      --
 Expenses..........................       16,296         21,051         23,470         16,640         8,662          7,035
                                      ----------    -----------    -----------     ----------     ---------      ---------
Net investment income (loss).......      (16,296)       (21,051)       (23,470)       (16,640)       (8,662)        (7,035)
                                      ----------    -----------    -----------     ----------     ---------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (555,069)    (1,218,533)      (890,046)       (62,882)     (259,314)       (80,388)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    1,373,769         13,465       (721,324)     1,105,929      (366,663)       (35,496)
                                      ----------    -----------    -----------     ----------     ---------      ---------
Net realized and unrealized gains
 (losses)..........................      818,700     (1,205,068)    (1,611,370)     1,043,047      (625,977)      (115,884)
                                      ----------    -----------    -----------     ----------     ---------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $  802,404    $(1,226,119)   $(1,634,840)    $1,026,407     $(634,639)     $(122,919)
                                      ==========    ===========    ===========     ==========     =========      =========

                                                   T. ROWE PRICE
                                                  LARGE CAP GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $    4,781     $   8,237      $     139
 Expenses..........................       19,704        13,521          5,207
                                      ----------     ---------      ---------
Net investment income (loss).......      (14,923)       (5,284)        (5,068)
                                      ----------     ---------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............       (2,324)     (243,411)      (263,770)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    1,104,502      (489,472)       205,475
                                      ----------     ---------      ---------
Net realized and unrealized gains
 (losses)..........................    1,102,178      (732,883)       (58,295)
                                      ----------     ---------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $1,087,255     $(738,167)     $ (63,363)
                                      ==========     =========      =========

                       See Notes to Financial Statements

           NEUBERGER BERMAN
            MID CAP VALUE                FI INTERNATIONAL STOCK         MORGAN STANLEY EAFE INDEX
               DIVISION                         DIVISION                         DIVISION
    ------------------------------   ------------------------------   ------------------------------
      FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD
     YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002
    DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2003            2002             2003            2002             2003            2002
    ------------   ---------------   ------------   ---------------   ------------   ---------------
      $  1,264          $  --          $  7,063        $     --        $      273         $  --
         3,426            210             6,377             671            26,532            --
      --------          -----          --------        --------        ----------         -----
        (2,162)          (210)              686            (671)          (26,259)           --
      --------          -----          --------        --------        ----------         -----
        11,484             88           146,826         (16,747)          395,506           (70)
       190,096             (1)          241,093         (10,058)        1,582,302          (124)
      --------          -----          --------        --------        ----------         -----
       201,580             87           387,919         (26,805)        1,977,808          (194)
      --------          -----          --------        --------        ----------         -----
      $199,418          $(123)         $388,605        $(27,476)       $1,951,549         $(194)
      ========          =====          ========        ========        ==========         =====

                                             METLIFE MID CAP               STATE STREET RESEARCH
          METLIFE STOCK INDEX                  STOCK INDEX                    LARGE CAP VALUE
                DIVISION                         DIVISION                         DIVISION
     ------------------------------   ------------------------------   ------------------------------
       FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD
      YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002
     DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
         2003            2002             2003            2002             2003            2002
     ------------   ---------------   ------------   ---------------   ------------   ---------------
     $     2,912        $    --         $   101           $  --         $   52,533         $ 26
         338,513             --             309              --             34,887           --
     -----------        -------         -------           -----         ----------         ----
        (335,601)            --            (208)             --             17,646           26
     -----------        -------         -------           -----         ----------         ----
         801,918            (54)         16,493            (137)           227,595          290
      15,233,663         (5,447)         16,404             (58)         1,684,315            9
     -----------        -------         -------           -----         ----------         ----
      16,035,581         (5,501)         32,897            (195)         1,911,910          299
     -----------        -------         -------           -----         ----------         ----
     $15,699,980        $(5,501)        $32,689           $(195)        $1,929,556         $325
     ===========        =======         =======           =====         ==========         ====

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                 STATE STREET RESEARCH          LEHMAN BROTHERS AGGREGATE
                                                                      DIVERSIFIED                       BOND INDEX
                                                                        DIVISION                         DIVISION
                                                             ------------------------------   ------------------------------
                                                               FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD
                                                              YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002
                                                             DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                                                 2003            2002             2003            2002
                                                             ------------   ---------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................  $      122         $ --           $  5,234          $ --
 Expenses...................................................      47,975           --             59,211            --
                                                              ----------         ----           --------          ----
Net investment income (loss)................................     (47,853)          --            (53,977)           --
                                                              ----------         ----           --------          ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions......................................     132,251            1              5,640           131
Change in net unrealized appreciation (depreciation) of
 investments................................................   1,354,000          (10)           235,824           481
                                                              ----------         ----           --------          ----
Net realized and unrealized gains (losses)..................   1,486,251           (9)           241,464           612
                                                              ----------         ----           --------          ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $1,438,398         $ (9)          $187,487          $612
                                                              ==========         ====           ========          ====

                                                                  STATE STREET RESEARCH
                                                                          AURORA                     RUSSELL 2000 INDEX
                                                                         DIVISION                         DIVISION
                                                              ------------------------------   ------------------------------
                                                                FOR THE      FOR THE PERIOD      FOR THE      FOR THE PERIOD
                                                               YEAR ENDED      MAY 1, 2002      YEAR ENDED      MAY 1, 2002
                                                              DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                                                  2003            2002             2003            2002
                                                              ------------   ---------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................   $       --         $  --          $  2,348         $    --
 Expenses...................................................       29,106            --             5,421             162
                                                               ----------         -----          --------         -------
Net investment income (loss)................................      (29,106)           --            (3,073)           (162)
                                                               ----------         -----          --------         -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions......................................      313,541             5            28,014           1,974
Change in net unrealized appreciation (depreciation) of
 investments................................................    2,411,449          (214)          338,105          (2,670)
                                                               ----------         -----          --------         -------
Net realized and unrealized gains (losses)..................    2,724,990          (209)          366,119            (696)
                                                               ----------         -----          --------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $2,695,884         $(209)         $363,046         $  (858)
                                                               ==========         =====          ========         =======

                                                                      HARRIS OAKMARK
                                                                     LARGE CAP VALUE
                                                                         DIVISION
                                                              ------------------------------
                                                                FOR THE      FOR THE PERIOD
                                                               YEAR ENDED      MAY 1, 2002
                                                              DECEMBER 31,   TO DECEMBER 31,
                                                                  2003            2002
                                                              ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................    $     --        $  3,387
 Expenses...................................................       7,811             443
                                                                --------        --------
Net investment income (loss)................................      (7,811)          2,944
                                                                --------        --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions......................................      24,972         (19,322)
Change in net unrealized appreciation (depreciation) of
 investments................................................     612,604         (24,581)
                                                                --------        --------
Net realized and unrealized gains (losses)..................     637,576         (43,903)
                                                                --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $629,765        $(40,959)
                                                                ========        ========

                       See Notes to Financial Statements

                   ALGER EQUITY                                 HARRIS OAKMARK                          DAVIS VENTURE
                      GROWTH                                    FOCUSED VALUE                               VALUE
                     DIVISION                                      DIVISION                               DIVISION
    ------------------------------------------   --------------------------------------------   -----------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003           2002           2001           2003           2002            2001            2003            2002
    ------------   ------------   ------------   ------------   ------------   --------------   ------------   --------------
      $    857      $      --      $   2,915      $    6,296     $   3,814        $    --         $  2,304         $   21
        10,549          5,826          8,509          19,305         6,246            191            6,836            550
      --------      ---------      ---------      ----------     ---------        -------         --------         ------
        (9,692)        (5,826)        (5,594)        (13,009)       (2,432)          (191)          (4,532)          (529)
      --------      ---------      ---------      ----------     ---------        -------         --------         ------
              )
       (74,437        (67,117)      (496,412)         96,958       (34,606)        10,815           58,857            271
       621,148       (315,581)       152,082       1,357,025      (148,104)        80,364          315,280          1,504
      --------      ---------      ---------      ----------     ---------        -------         --------         ------
       546,711       (382,698)      (344,330)      1,453,983      (182,710)        91,179          374,137          1,775
      --------      ---------      ---------      ----------     ---------        -------         --------         ------
       537,019
      $             $(388,524)     $(349,924)     $1,440,974     $(185,142)       $90,988         $369,605         $1,246
      ========      =========      =========      ==========     =========        =======         ========         ======

         STATE STREET RESEARCH           STATE STREET RESEARCH
             MONEY MARKET                     BOND INCOME
               DIVISION                        DIVISION
     -----------------------------   -----------------------------
       FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
         2003            2002            2003            2002
     ------------   --------------   ------------   --------------
       $175,627        $34,541         $ 46,367        $    --
        133,498             --            3,673            432
       --------        -------         --------        -------
         42,129         34,541           42,694           (432)
       --------        -------         --------        -------
           (159)            --           54,748          6,350
              4             --          (20,763)        45,428
       --------        -------         --------        -------
           (155)            --           33,985         51,778
       --------        -------         --------        -------
       $ 41,974        $34,541         $ 76,679        $51,346
       ========        =======         ========        =======

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                     STATE STREET RESEARCH
                                       AGGRESSIVE GROWTH               JANUS AGGRESSIVE GROWTH
                                           DIVISION                            DIVISION
                                     ---------------------   --------------------------------------------
                                        FOR THE PERIOD         FOR THE        FOR THE      FOR THE PERIOD
                                        APRIL 28, 2003        YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                        TO DECEMBER 31,      DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                             2003                2003           2002            2001
                                     ---------------------   ------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................       $       --           $     --       $     --        $    --
 Expenses..........................           26,220              1,954          1,376            110
                                          ----------           --------       --------        -------
Net investment income (loss).......          (26,220)            (1,954)        (1,376)          (110)
                                          ----------           --------       --------        -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............          172,427            (24,507)        (3,313)          (922)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................        1,314,988            114,428        (72,481)        (1,402)
                                          ----------           --------       --------        -------
Net realized and unrealized gains
 (losses)..........................        1,487,415             89,921        (75,794)        (2,324)
                                          ----------           --------       --------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................       $1,461,195           $ 87,967       $(77,170)       $(2,434)
                                          ==========           ========       ========        =======


                                                   PIMCO INNOVATION                      PIMCO TOTAL RETURN
                                                       DIVISION                               DIVISION
                                     --------------------------------------------   -----------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED    MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001            2003            2002
                                     ------------   ------------   --------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $    --        $    --          $   --        $ 225,515        $    --
 Expenses..........................        804            220              26           12,653          1,034
                                       -------        -------          ------        ---------        -------
Net investment income (loss).......       (804)          (220)            (26)         212,862         (1,034)
                                       -------        -------          ------        ---------        -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      5,514         21,777             388          141,985          9,702
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     59,767        (18,504)          2,087         (114,267)        70,607
                                       -------        -------          ------        ---------        -------
Net realized and unrealized gains
 (losses)..........................     65,281          3,273           2,475           27,718         80,309
                                       -------        -------          ------        ---------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $64,477        $ 3,053          $2,449        $ 240,580        $79,275
                                       =======        =======          ======        =========        =======

                       See Notes to Financial Statements

    T. ROWE PRICE MID-CAP GROWTH      MET/AIM SMALL CAP GROWTH       MET/AIM MID CAP CORE EQUITY    HARRIS OAKMARK INTERNATIONAL
              DIVISION                        DIVISION                        DIVISION                        DIVISION
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
      FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003            2002            2003            2002            2003            2002            2003            2002
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   --------------
      $    --          $  --          $     --        $     --        $ 2,456          $  36          $ 21,201          $ 56
        2,002             19             2,118              47            663             97             2,340            37
      -------          -----          --------        --------        -------          -----          --------          ----
       (2,002)           (19)           (2,118)            (47)         1,793            (61)           18,861            19
      -------          -----          --------        --------        -------          -----          --------          ----
       10,086            134           306,607         (12,202)        10,249            (25)           15,022             9
       89,276           (757)           69,905          (3,776)        27,188           (689)          236,282           594
      -------          -----          --------        --------        -------          -----          --------          ----
       99,362           (623)          376,512         (15,978)        37,437           (714)          251,304           603
      -------          -----          --------        --------        -------          -----          --------          ----
      $97,360          $(642)         $374,394        $(16,025)       $39,230          $(775)         $270,165          $622
      =======          =====          ========        ========        =======          =====          ========          ====

            AMERICAN FUNDS                  AMERICAN FUNDS                  AMERICAN FUNDS
                GROWTH                       GROWTH-INCOME                 GLOBAL SMALL CAP
               DIVISION                        DIVISION                        DIVISION
     -----------------------------   -----------------------------   -----------------------------
       FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
         2003            2002            2003            2002            2003            2002
     ------------   --------------   ------------   --------------   ------------   --------------
      $    9,626       $    387       $   58,759       $12,770         $  3,256        $   201
          29,016          1,751           22,102         1,709            5,340            341
      ----------       --------       ----------       -------         --------        -------
         (19,390)        (1,364)          36,657        11,061           (2,084)          (140)
      ----------       --------       ----------       -------         --------        -------
         112,786           (480)         106,538           (66)          74,090         (1,235)
       1,363,970        (20,215)         977,443        (2,905)         298,702         (6,799)
      ----------       --------       ----------       -------         --------        -------
       1,476,756        (20,695)       1,083,981        (2,971)         372,792         (8,034)
      ----------       --------       ----------       -------         --------        -------
      $1,457,366       $(22,059)      $1,120,638       $ 8,090         $370,708        $(8,174)
      ==========       ========       ==========       =======         ========        =======

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                     S&P 500 INDEX                                   MONEY MARKET
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001            2003             2002           2001
                                     ---------------   ------------   ------------   ---------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $    459,088     $   686,814    $  (490,060)    $     40,421     $   625,458    $  (180,618)
 Net realized (losses) gains on
  investments......................    (39,927,271)      3,540,889       (986,966)        (198,200)        170,786        271,905
 Net unrealized appreciation
  (depreciation) on investments....     41,060,546     (22,326,807)    (7,587,082)         209,847        (497,226)       779,684
                                      ------------     ------------   -----------     ------------     ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      1,592,363     (18,099,104)    (9,064,108)          52,068         299,018        870,971
                                      ------------     ------------   -----------     ------------     ------------   ------------
From capital transactions:
 Net premiums......................      5,212,578      16,630,053     15,732,419        2,698,237      24,610,906     82,320,249
 Redemptions.......................       (849,587)     (3,066,868)    (1,778,445)        (449,969)     (2,592,992)    (4,911,711)
                                      ------------     ------------   -----------     ------------     ------------   ------------
 Total net premiums
  (redemptions)....................      4,362,991      13,563,185     13,953,974        2,248,268      22,017,914     77,408,538
 Net division transfers............    (68,097,247)     (7,333,100)     3,657,820      (31,279,817)    (34,331,623)   (50,864,374)
                                      ------------     ------------   -----------     ------------     ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    (63,734,256)      6,230,085     17,611,794      (29,031,549)    (12,313,709)    26,544,164
                                      ------------     ------------   -----------     ------------     ------------   ------------
NET CHANGE IN NET ASSETS...........    (62,141,893)    (11,869,019)     8,547,686      (28,979,481)    (12,014,691)    27,415,135
NET ASSETS-BEGINNING OF PERIOD.....     62,141,893      74,010,912     65,463,226       28,979,481      40,994,172     13,579,037
                                      ------------     ------------   -----------     ------------     ------------   ------------
NET ASSETS-END OF PERIOD...........   $         --     $62,141,893    $74,010,912     $         --     $28,979,481    $40,994,172
                                      ============     ============   ===========     ============     ============   ============

                                                      BOND INDEX
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001
                                     ---------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $    156,268     $   474,120     $  (60,494)
 Net realized (losses) gains on
  investments......................        772,285         271,350        126,256
 Net unrealized appreciation
  (depreciation) on investments....       (738,893)        229,286        568,995
                                      ------------     -----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................        189,660         974,756        634,757
                                      ------------     -----------     ----------
From capital transactions:
 Net premiums......................        479,275       1,444,219        833,960
 Redemptions.......................       (124,200)       (552,414)      (217,294)
                                      ------------     -----------     ----------
 Total net premiums
  (redemptions)....................        355,075         891,805        616,666
 Net division transfers............    (11,626,952)         37,509        216,756
                                      ------------     -----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    (11,271,877)        929,314        833,422
                                      ------------     -----------     ----------
NET CHANGE IN NET ASSETS...........    (11,082,217)      1,904,070      1,468,179
NET ASSETS-BEGINNING OF PERIOD.....     11,082,217       9,178,147      7,709,968
                                      ------------     -----------     ----------
NET ASSETS-END OF PERIOD...........   $         --     $11,082,217     $9,178,147
                                      ============     ===========     ==========

                       See Notes to Financial Statements

                   MANAGED EQUITY                                 ASSET ALLOCATION
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
     TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
         2003             2002           2001            2003             2002           2001
    ---------------   ------------   ------------   ---------------   ------------   ------------
      $    17,058     $    98,868     $  (56,525)    $     43,032     $   332,966    $  (107,537)
       (2,863,683)       (665,682)      (164,979)      (3,118,326)     (1,344,414)    (1,587,656)
        2,927,065      (1,584,382)       348,823        3,383,477        (839,258)       380,641
      -----------     -----------     ----------     ------------     -----------    -----------
           80,440      (2,151,196)       127,319          308,183      (1,850,706)    (1,314,552)
      -----------     -----------     ----------     ------------     -----------    -----------
          397,116       1,154,462        985,275          561,872       2,079,812      1,971,195
          (29,628)       (507,467)      (229,320)        (121,527)       (496,508)      (487,737)
      -----------     -----------     ----------     ------------     -----------    -----------
          367,488         646,995        755,955          440,345       1,583,304      1,483,458
       (6,136,541)       (600,380)        (3,808)     (10,148,986)     (2,742,684)    (7,480,554)
      -----------     -----------     ----------     ------------     -----------    -----------
       (5,769,053)         46,615        752,147       (9,708,641)     (1,159,380)    (5,997,096)
      -----------     -----------     ----------     ------------     -----------    -----------
       (5,688,613)     (2,104,581)       879,466       (9,400,458)     (3,010,086)    (7,311,648)
        5,688,613       7,793,194      6,913,728        9,400,458      12,410,544     19,722,192
      -----------     -----------     ----------     ------------     -----------    -----------
      $        --     $ 5,688,613     $7,793,194     $         --     $ 9,400,458    $12,410,544
      ===========     ===========     ==========     ============     ===========    ===========

                  INTERNATIONAL INDEX                               MID-CAP EQUITY
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED    JANUARY 1, 2003    YEAR ENDED     YEAR ENDED
      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,    TO APRIL 27,     DECEMBER 31,   DECEMBER 31,
          2003             2002           2001            2003             2002           2001
     ---------------   ------------   ------------   ---------------   ------------   ------------
       $    37,178     $    70,680    $   (53,562)     $    (9,500)    $   (34,721)   $   (43,465)
        (3,308,931)       (615,206)      (232,121)      (3,824,589)     (1,271,808)      (840,173)
         3,083,924        (712,892)    (1,978,157)       4,019,488        (289,445)    (1,017,975)
       -----------     -----------    -----------      -----------     -----------    -----------
          (187,829)     (1,257,418)    (2,263,840)         185,399      (1,595,974)    (1,901,613)
       -----------     -----------    -----------      -----------     -----------    -----------
           191,415         886,052      1,065,692          313,867       1,324,075      1,296,426
           (64,186)       (328,669)      (264,311)         (32,557)       (385,575)      (250,998)
       -----------     -----------    -----------      -----------     -----------    -----------
           127,229         557,383        801,381          281,310         938,500      1,045,428
        (7,016,086)       (481,253)      (618,606)      (4,499,049)       (848,377)      (368,571)
       -----------     -----------    -----------      -----------     -----------    -----------
        (6,888,857)         76,130        182,775       (4,217,739)         90,123        676,857
       -----------     -----------    -----------      -----------     -----------    -----------
        (7,076,686)     (1,181,288)    (2,081,065)      (4,032,340)     (1,505,851)    (1,224,756)
         7,076,686       8,257,974     10,339,039        4,032,340       5,538,191      6,762,947
       -----------     -----------    -----------      -----------     -----------    -----------
       $        --     $ 7,076,686    $ 8,257,974      $        --     $ 4,032,340    $ 5,538,191
       ===========     ===========    ===========      ===========     ===========    ===========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                   SMALL-CAP EQUITY                              VIP EQUITY-INCOME
                                                       DIVISION                                       DIVISION
                                     ---------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     JANUARY 1, 2003    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      TO APRIL 27,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2003             2002           2001           2003           2002           2001
                                     ---------------   ------------   ------------   ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......    $   768,542     $   (33,534)    $  (30,708)   $   229,772    $   217,381    $   217,930
 Net realized (losses) gains on
  investments......................     (1,535,355)        224,428        (17,110)      (636,728)      (203,376)     1,145,942
 Net unrealized appreciation
  (depreciation) on investments....        677,253      (1,141,373)       654,487      6,355,030     (4,317,324)    (2,805,202)
                                       -----------     -----------     ----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................        (89,560)       (950,479)       606,669      5,948,074     (4,303,319)    (1,441,330)
                                       -----------     -----------     ----------    -----------    -----------    -----------
From capital transactions:
 Net premiums......................        254,097         975,539        788,569      3,563,952      3,958,915      4,029,141
 Redemptions.......................        (49,332)       (331,586)      (100,488)    (1,351,187)    (1,404,324)      (974,314)
                                       -----------     -----------     ----------    -----------    -----------    -----------
 Total net premiums
  (redemptions)....................        204,765         643,953        688,081      2,212,765      2,554,591      3,054,827
 Net division transfers............     (4,673,580)        169,234       (149,485)    (2,925,073)    (1,864,607)    (1,524,797)
                                       -----------     -----------     ----------    -----------    -----------    -----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (4,468,815)        813,187        538,596       (712,308)       689,984      1,530,030
                                       -----------     -----------     ----------    -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........     (4,558,375)       (137,292)     1,145,265      5,235,766     (3,613,335)        88,700
NET ASSETS-BEGINNING OF PERIOD.....      4,558,375       4,695,667      3,550,402     20,551,088     24,164,423     24,075,723
                                       -----------     -----------     ----------    -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........    $        --     $ 4,558,375     $4,695,667    $25,786,854    $20,551,088    $24,164,423
                                       ===========     ===========     ==========    ===========    ===========    ===========

                                                     VIP GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......  $  (167,263)   $  (197,962)   $   (331,231)
 Net realized (losses) gains on
  investments......................   (3,372,191)    (2,938,762)      3,050,655
 Net unrealized appreciation
  (depreciation) on investments....   13,998,610    (12,110,393)    (13,581,262)
                                     -----------    ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................   10,459,156    (15,247,117)    (10,861,838)
                                     -----------    ------------   ------------
From capital transactions:
 Net premiums......................    6,937,343      8,667,478       9,481,220
 Redemptions.......................   (2,676,459)    (2,346,491)     (1,869,914)
                                     -----------    ------------   ------------
 Total net premiums
  (redemptions)....................    4,260,884      6,320,987       7,611,306
 Net division transfers............   (8,053,084)    (5,762,701)     (5,166,970)
                                     -----------    ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (3,792,200)       558,286       2,444,336
                                     -----------    ------------   ------------
NET CHANGE IN NET ASSETS...........    6,666,956    (14,688,831)     (8,417,502)
NET ASSETS-BEGINNING OF PERIOD.....   34,811,290     49,500,121      57,917,623
                                     -----------    ------------   ------------
NET ASSETS-END OF PERIOD...........  $41,478,246    $34,811,290    $ 49,500,121
                                     ===========    ============   ============

              See accompanying notes to the financial statements.

                    VIP OVERSEAS                              VIP ASSET MANAGER
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $     5,001    $     7,035    $   593,424     $   84,505     $  100,431     $   94,748
      (1,149,513)    (1,137,707)       374,548        (82,266)      (182,624)       (89,549)
       5,011,920     (1,232,265)    (4,082,267)       521,990       (232,113)      (144,969)
     -----------    -----------    -----------     ----------     ----------     ----------
       3,867,408     (2,362,937)    (3,114,295)       524,229       (314,306)      (139,770)
     -----------    -----------    -----------     ----------     ----------     ----------
       1,660,729      1,945,746      2,306,128        717,181        725,680        808,687
        (727,723)      (420,927)      (413,367)      (235,988)      (217,131)       (79,875)
     -----------    -----------    -----------     ----------     ----------     ----------
         933,006      1,524,819      1,892,761        481,193        508,549        728,812
      (1,056,564)    (1,492,449)    (1,962,726)      (111,141)      (583,330)      (199,729)
     -----------    -----------    -----------     ----------     ----------     ----------
        (123,558)        32,370        (69,965)       370,052        (74,781)       529,083
     -----------    -----------    -----------     ----------     ----------     ----------
       3,743,850     (2,330,567)    (3,184,260)       894,281       (389,087)       389,313
       8,999,903     11,330,470     14,514,730      2,812,412      3,201,499      2,812,186
     -----------    -----------    -----------     ----------     ----------     ----------
     $12,743,753    $ 8,999,903    $11,330,470     $3,706,693     $2,812,412     $3,201,499
     ===========    ===========    ===========     ==========     ==========     ==========

                  VIP HIGH INCOME                                VIP MID CAP
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
      $  371,224    $   603,782     $  668,561     $  (10,905)    $    2,090     $  (10,025)
        (445,061)      (815,107)      (499,890)        60,339        (72,308)         5,749
       1,555,287        342,089       (943,621)     1,799,052       (387,508)        36,188
      ----------    -----------     ----------     ----------     ----------     ----------
       1,481,450        130,764       (774,950)     1,848,486       (457,726)        31,912
      ----------    -----------     ----------     ----------     ----------     ----------
         738,489      1,120,522      1,712,325      1,281,772        867,048        371,876
        (143,194)      (590,937)       (77,612)      (201,990)       (47,073)       (10,185)
      ----------    -----------     ----------     ----------     ----------     ----------
         595,295        529,585      1,634,713      1,079,782        819,975        361,691
         292,050     (1,391,749)      (499,019)      (827,026)     2,042,898        922,736
      ----------    -----------     ----------     ----------     ----------     ----------
         887,345       (862,164)     1,135,694        252,756      2,862,873      1,284,427
      ----------    -----------     ----------     ----------     ----------     ----------
       2,368,795       (731,400)       360,744      2,101,242      2,405,147      1,316,339
       5,369,109      6,100,509      5,739,765      4,596,123      2,190,976        874,637
      ----------    -----------     ----------     ----------     ----------     ----------
      $7,737,904    $ 5,369,109     $6,100,509     $6,697,365     $4,596,123     $2,190,976
      ==========    ===========     ==========     ==========     ==========     ==========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                           VAN ECK WORLDWIDE HARD ASSETS              VAN ECK WORLDWIDE EMERGING MARKETS
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......    $ (1,889)      $   (134)      $  1,007      $   (4,645)    $  (3,685)     $   (7,340)
 Net realized (losses) gains on
  investments......................      29,343         (8,005)        (2,165)         64,342       (34,748)       (594,374)
 Net unrealized appreciation
  (depreciation) on investments....     186,258        (17,843)       (40,670)        345,855        16,026         499,397
                                       --------       --------       --------      ----------     ---------      ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................     213,712        (25,982)       (41,828)        405,552       (22,407)       (102,317)
                                       --------       --------       --------      ----------     ---------      ----------
From capital transactions:
 Net premiums......................      71,263         51,818         63,523         175,659       173,240         269,740
 Redemptions.......................     (53,236)       (16,792)       (20,122)        (16,317)      (21,446)        (36,754)
                                       --------       --------       --------      ----------     ---------      ----------
 Total net premiums
  (redemptions)....................      18,027         35,026         43,401         159,342       151,794         232,986
 Net division transfers............     171,587         43,030           (464)        169,278      (365,553)       (738,139)
                                       --------       --------       --------      ----------     ---------      ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     189,614         78,056         42,937         328,620      (213,759)       (505,153)
                                       --------       --------       --------      ----------     ---------      ----------
NET CHANGE IN NET ASSETS...........     403,326         52,074          1,109         734,172      (236,166)       (607,470)
NET ASSETS-BEGINNING OF PERIOD.....     399,537        347,463        346,354         579,391       815,557       1,423,027
                                       --------       --------       --------      ----------     ---------      ----------
NET ASSETS-END OF PERIOD...........    $802,863       $399,537       $347,463      $1,313,563     $ 579,391      $  815,557
                                       ========       ========       ========      ==========     =========      ==========

                                             RUSSELL MULTI-STYLE EQUITY
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $    3,330    $    (4,840)   $   (18,884)
 Net realized (losses) gains on
  investments......................     (401,897)      (663,057)    (1,115,860)
 Net unrealized appreciation
  (depreciation) on investments....    1,830,013     (1,036,694)      (355,418)
                                      ----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,431,446     (1,704,591)    (1,490,162)
                                      ----------    -----------    -----------
From capital transactions:
 Net premiums......................      767,029        969,072      1,229,744
 Redemptions.......................     (238,793)      (927,461)    (1,321,195)
                                      ----------    -----------    -----------
 Total net premiums
  (redemptions)....................      528,236         41,611        (91,451)
 Net division transfers............     (569,991)      (824,423)      (962,773)
                                      ----------    -----------    -----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................      (41,755)      (782,812)    (1,054,224)
                                      ----------    -----------    -----------
NET CHANGE IN NET ASSETS...........    1,389,691     (2,487,403)    (2,544,386)
NET ASSETS-BEGINNING OF PERIOD.....    5,232,628      7,720,031     10,264,417
                                      ----------    -----------    -----------
NET ASSETS-END OF PERIOD...........   $6,622,319    $ 5,232,628    $ 7,720,031
                                      ==========    ===========    ===========

              See accompanying notes to the financial statements.

                RUSSELL CORE BOND                        RUSSELL AGGRESSIVE EQUITY            RUSSELL NON-US
                     DIVISION                                     DIVISION                      DIVISION
    ------------------------------------------   ------------------------------------------   ------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001           2003
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
     $  127,989     $   63,405     $  161,060     $  (13,401)    $  (16,436)   $   (19,300)    $   41,521
         33,895        124,553         49,706        (15,514)      (100,969)      (162,100)       (94,744)
        (27,496)        26,831        (11,637)       923,244       (393,648)        33,608        737,515
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        134,388        214,789        199,129        894,329       (511,053)      (147,792)       684,292
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        212,349        231,505        335,926        281,182        349,129        447,236        240,636
        (42,977)      (575,204)       (73,034)      (118,091)      (489,863)      (834,710)       (27,970)
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        169,372       (343,699)       262,892        163,091       (140,734)      (387,474)       212,666
       (197,291)      (424,998)      (388,478)      (359,675)      (299,391)      (585,861)       (86,823)
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        (27,919)      (768,697)      (125,586)      (196,584)      (440,125)      (973,335)       125,843
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
        106,469       (553,908)        73,543        697,745       (951,178)    (1,121,127)       810,135
      2,649,725      3,203,633      3,130,090      2,038,160      2,989,338      4,110,465      1,669,402
     ----------     ----------     ----------     ----------     ----------    -----------     ----------
     $2,756,194     $2,649,725     $3,203,633     $2,735,905     $2,038,160    $ 2,989,338     $2,479,537
     ==========     ==========     ==========     ==========     ==========    ===========     ==========

         RUSSELL NON-US
              DIVISION                              DIVISION
     ---------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------
      $   16,420     $   (3,198)    $   19,509    $    15,172     $   10,517
        (424,607)       (90,231)      (147,619)      (381,016)      (208,919)
          93,343       (606,112)       812,769       (311,121)      (175,220)
      ----------     ----------     ----------    -----------     ----------
        (314,844)      (699,541)       684,659       (676,965)      (373,622)
      ----------     ----------     ----------    -----------     ----------
         278,330        321,549        604,483        685,402        745,965
        (443,079)       (50,508)      (157,205)      (109,701)       (89,917)
      ----------     ----------     ----------    -----------     ----------
        (164,749)       271,041        447,278        575,701        656,048
        (264,124)      (286,467)      (634,968)      (954,633)      (525,634)
      ----------     ----------     ----------    -----------     ----------
        (428,873)       (15,426)      (187,690)      (378,932)       130,414
      ----------     ----------     ----------    -----------     ----------
        (743,717)      (714,967)       496,969     (1,055,897)      (243,208)
       2,413,119      3,128,086      2,401,866      3,457,763      3,700,971
      ----------     ----------     ----------    -----------     ----------
      $1,669,402     $2,413,119     $2,898,835    $ 2,401,866     $3,457,763
      ==========     ==========     ==========    ===========     ==========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                           AMERICAN CENTURY INTERNATIONAL                   AMERICAN CENTURY VALUE
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $    4,224     $    5,811    $   (19,072)   $    19,099     $   (3,376)    $   12,948
 Net realized (losses) gains on
  investments......................     (608,976)      (689,257)      (402,633)        (4,790)        97,791        221,520
 Net unrealized appreciation
  (depreciation) on investments....    1,312,990       (153,762)    (1,072,608)     1,083,026       (527,868)         1,419
                                      ----------     ----------    -----------    -----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      708,238       (837,208)    (1,494,313)     1,097,335       (433,453)       235,887
                                      ----------     ----------    -----------    -----------     ----------     ----------
From capital transactions:
 Net premiums......................      850,406      1,085,005      1,175,620        822,064        766,786        379,362
 Redemptions.......................     (225,436)      (145,809)       (74,515)      (234,425)       (67,724)       (28,965)
                                      ----------     ----------    -----------    -----------     ----------     ----------
 Total net premiums
  (redemptions)....................      624,970        939,196      1,101,105        587,639        699,062        350,397
 Net division transfers............     (933,326)      (857,585)      (451,734)    (1,240,608)     2,168,176       (332,611)
                                      ----------     ----------    -----------    -----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (308,356)        81,611        649,371       (652,969)     2,867,238         17,786
                                      ----------     ----------    -----------    -----------     ----------     ----------
NET CHANGE IN NET ASSETS...........      399,882       (755,597)      (844,942)       444,366      2,433,785        253,673
NET ASSETS-BEGINNING OF PERIOD.....    3,017,879      3,773,476      4,618,418      4,258,330      1,824,545      1,570,872
                                      ----------     ----------    -----------    -----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $3,417,761     $3,017,879    $ 3,773,476    $ 4,702,696     $4,258,330     $1,824,545
                                      ==========     ==========    ===========    ===========     ==========     ==========

                                                  J.P. MORGAN BOND
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......  $    98,446     $      476     $   60,949
 Net realized (losses) gains on
  investments......................       40,537          6,948         38,000
 Net unrealized appreciation
  (depreciation) on investments....      (83,584)       133,452        (25,687)
                                     -----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................       55,399        140,876         73,262
                                     -----------     ----------     ----------
From capital transactions:
 Net premiums......................      487,865        455,414        196,256
 Redemptions.......................      (56,678)       (18,888)       (70,659)
                                     -----------     ----------     ----------
 Total net premiums
  (redemptions)....................      431,187        436,526        125,597
 Net division transfers............   (1,076,434)       511,659       (220,158)
                                     -----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (645,247)       948,185        (94,561)
                                     -----------     ----------     ----------
NET CHANGE IN NET ASSETS...........     (589,848)     1,089,061        (21,299)
NET ASSETS-BEGINNING OF PERIOD.....    2,186,373      1,097,312      1,118,611
                                     -----------     ----------     ----------
NET ASSETS-END OF PERIOD...........  $ 1,596,525     $2,186,373     $1,097,312
                                     ===========     ==========     ==========

              See accompanying notes to the financial statements.

            J.P. MORGAN SMALL COMPANY                         SEI LARGE CAP VALUE                      SEI LARGE CAP GROWTH
                     DIVISION                                       DIVISION                                 DIVISION
    ------------------------------------------   ----------------------------------------------   -------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR
       ENDED          ENDED          ENDED       JANUARY 1, 2003       ENDED          ENDED       JANUARY 1, 2003       ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,
        2003           2002           2001             2003             2002           2001             2003             2002
    ------------   ------------   ------------   ----------------   ------------   ------------   ----------------   ------------
     $  (18,418)    $  (12,017)   $   (16,899)     $    34,753      $    54,383     $   33,719      $   (12,715)     $   (21,499)
       (126,675)      (136,718)      (750,139)        (108,247)        (164,369)       120,973       (1,246,012)        (550,230)
      1,091,759       (590,383)       226,878          899,626         (830,172)      (264,073)       1,732,357         (846,082)
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
        946,666       (739,118)      (540,160)         826,132         (940,158)      (109,381)         473,630       (1,417,811)
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
        678,148        726,006        782,294        1,023,965        1,963,722      1,267,673          885,648        1,708,155
        (91,615)       (53,971)      (162,349)        (180,173)         (98,133)       (11,981)        (144,173)        (120,234)
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
        586,533        672,035        619,945          843,792        1,865,589      1,255,692          741,475        1,587,921
       (800,138)      (363,298)    (1,512,612)      (7,912,120)      (1,083,152)     2,369,903       (4,812,094)         103,453
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
       (213,605)       308,737       (892,667)      (7,068,328)         782,437      3,625,595       (4,070,619)       1,691,374
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
        733,061       (430,381)    (1,432,827)      (6,242,196)        (157,721)     3,516,214       (3,596,989)         273,563
      2,698,194      3,128,575      4,561,402        6,242,196        6,399,917      2,883,703        3,596,989        3,323,426
     ----------     ----------    -----------      -----------      -----------     ----------      -----------      -----------
     $3,431,255     $2,698,194    $ 3,128,575      $        --      $ 6,242,196     $6,399,917      $        --      $ 3,596,989
     ==========     ==========    ===========      ===========      ===========     ==========      ===========      ===========

          SEI LARGE CAP GROWTH            SEI SMALL CAP VALUE
              DIVISION                          DIVISION
          ----------------   ----------------------------------------------
              FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
                 ENDED       JANUARY 1, 2003       ENDED          ENDED
              DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,
                  2001             2003             2002           2001
              ------------   ----------------   ------------   ------------
               $  (17,086)     $    11,307       $   (5,582)    $    1,673
                 (273,188)         237,122          147,375        181,816
                 (454,976)         343,241         (421,819)        50,440
               ----------      -----------       ----------     ----------
                 (745,250)         591,670         (280,026)       233,929
               ----------      -----------       ----------     ----------
                  783,274          627,282          853,212        369,453
                  (12,480)         (76,705)         (37,761)        (4,948)
               ----------      -----------       ----------     ----------
                  770,794          550,577          815,451        364,505
                1,457,589       (4,059,481)        (224,672)     1,612,852
               ----------      -----------       ----------     ----------
                2,228,383       (3,508,904)         590,779      1,977,357
               ----------      -----------       ----------     ----------
                1,483,133       (2,917,234)         310,753      2,211,286
                1,840,293        2,917,234        2,606,481        395,195
               ----------      -----------       ----------     ----------
               $3,323,426      $        --       $2,917,234     $2,606,481
               ==========      ===========       ==========     ==========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  SEI SMALL CAP GROWTH                   SEI INTERNATIONAL EQUITY
                                                        DIVISION                                 DIVISION
                                     ----------------------------------------------   -------------------------------
                                      FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR
                                     JANUARY 1, 2003       ENDED          ENDED       JANUARY 1, 2003       ENDED
                                      TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,
                                           2003             2002           2001             2003             2002
                                     ----------------   ------------   ------------   ----------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......    $    (4,820)      $   (6,484)    $   (5,267)     $    (8,543)      $   (4,561)
 Net realized (losses) gains on
  investments......................       (161,055)        (109,318)       (43,461)        (382,640)        (478,560)
 Net unrealized appreciation
  (depreciation) on investments....        421,898         (251,717)      (130,145)         671,688           53,664
                                       -----------       ----------     ----------      -----------       ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................        256,023         (367,519)      (178,873)         280,505         (429,457)
                                       -----------       ----------     ----------      -----------       ----------
From capital transactions:
 Net premiums......................        311,995          490,011        267,081          476,940          896,955
 Redemptions.......................        (42,449)         (18,783)        (3,933)        (107,851)         (68,736)
                                       -----------       ----------     ----------      -----------       ----------
 Total net premiums
  (redemptions)....................        269,546          471,228        263,148          369,089          828,219
 Net division transfers............     (1,686,264)        (583,627)       888,733       (2,791,404)        (899,092)
                                       -----------       ----------     ----------      -----------       ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (1,416,718)        (112,399)     1,151,881       (2,422,315)         (70,873)
                                       -----------       ----------     ----------      -----------       ----------
NET CHANGE IN NET ASSETS...........     (1,160,695)        (479,918)       973,008       (2,141,810)        (500,330)
NET ASSETS-BEGINNING OF PERIOD.....      1,160,695        1,640,613        667,605        2,141,810        2,642,140
                                       -----------       ----------     ----------      -----------       ----------
NET ASSETS-END OF PERIOD...........    $        --       $1,160,695     $1,640,613      $        --       $2,141,810
                                       ===========       ==========     ==========      ===========       ==========

                                            SEI INTERNATIONAL EQUITY      SEI EMERGING MARKETS EQUITY
                                                 DIVISION                           DIVISION
                                            ------------------   ----------------------------------------------
                                                  FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
                                                     ENDED       JANUARY 1, 2003       ENDED          ENDED
                                                  DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,
                                                      2001             2003             2002           2001
                                                  ------------   ----------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......                $  (13,625)     $    (4,464)      $   (8,079)    $   (5,858)
 Net realized (losses) gains on
  investments......................                  (150,854)          45,798         (103,154)       (71,561)
 Net unrealized appreciation
  (depreciation) on investments....                  (470,546)         179,831          (19,133)       (18,064)
                                                   ----------      -----------       ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................                  (635,025)         221,165         (130,366)       (95,483)
                                                   ----------      -----------       ----------     ----------
From capital transactions:
 Net premiums......................                   504,030          220,681          372,970        230,071
 Redemptions.......................                    (5,407)         (35,794)         (35,140)        (3,153)
                                                   ----------      -----------       ----------     ----------
 Total net premiums
  (redemptions)....................                   498,623          184,887          337,830        226,918
 Net division transfers............                   985,513       (1,491,845)        (291,392)       415,874
                                                   ----------      -----------       ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................                 1,484,136       (1,306,958)          46,438        642,792
                                                   ----------      -----------       ----------     ----------
NET CHANGE IN NET ASSETS...........                   849,111       (1,085,793)         (83,928)       547,309
NET ASSETS-BEGINNING OF PERIOD.....                 1,793,029        1,085,793        1,169,721        622,412
                                                   ----------      -----------       ----------     ----------
NET ASSETS-END OF PERIOD...........                $2,642,140      $        --       $1,085,793     $1,169,721
                                                   ==========      ===========       ==========     ==========

              See accompanying notes to the financial statements.

                SEI CORE FIXED INCOME                             SEI HIGH YIELD BOND
                       DIVISION                                         DIVISION
    ----------------------------------------------   ----------------------------------------------
     FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
    JANUARY 1, 2003       ENDED          ENDED       JANUARY 1, 2003       ENDED          ENDED
     TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,     DECEMBER 31,   DECEMBER 31,
          2003             2002           2001             2003             2002           2001
    ----------------   ------------   ------------   ----------------   ------------   ------------
      $    95,697      $   250,604     $  524,914      $    49,574       $   73,743     $   66,486
           40,717          231,320         63,329          (24,140)         (31,008)       (11,370)
         (126,347)         152,500       (163,196)          47,962           10,977        (45,518)
      -----------      -----------     ----------      -----------       ----------     ----------
           10,067          634,424        425,047           73,396           53,712          9,598
      -----------      -----------     ----------      -----------       ----------     ----------
          689,483        1,157,773      1,461,349          185,445          296,418        140,487
          (70,021)         (80,944)        (6,372)         (16,172)         (17,194)        (6,065)
      -----------      -----------     ----------      -----------       ----------     ----------
          619,462        1,076,829      1,454,977          169,273          279,224        134,422
       (5,160,360)      (6,704,043)     2,253,427       (1,436,283)        (291,012)       622,668
      -----------      -----------     ----------      -----------       ----------     ----------
       (4,540,898)      (5,627,214)     3,708,404       (1,267,010)         (11,788)       757,090
      -----------      -----------     ----------      -----------       ----------     ----------
       (4,530,831)      (4,992,790)     4,133,451       (1,193,614)          41,924        766,688
        4,530,831        9,523,621      5,390,170        1,193,614        1,151,690        385,002
      -----------      -----------     ----------      -----------       ----------     ----------
      $        --      $ 4,530,831     $9,523,621      $        --       $1,193,614     $1,151,690
      ===========      ===========     ==========      ===========       ==========     ==========

             SEI INTERNATIONAL FIXED INCOME                     SEI EMERGING MARKETS DEBT
                        DIVISION                                        DIVISION
     ----------------------------------------------   ---------------------------------------------
      FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
     JANUARY 1, 2003       ENDED          ENDED       JANUARY 1, 2003      ENDED          ENDED
       TO APRIL 30,     DECEMBER 31,   DECEMBER 31,    TO AUGUST 25,    DECEMBER 31,   DECEMBER 31,
           2003             2002           2001            2003             2002           2001
     ----------------   ------------   ------------   ---------------   ------------   ------------
       $    16,518       $   60,273      $    797        $   5,570       $  18,219       $ 23,066
            81,500           36,233         3,141           46,676           6,408            109
           (65,556)          73,676       (48,543)           2,815           4,931          3,104
       -----------       ----------      --------        ---------       ---------       --------
            32,462          170,182       (44,605)          55,061          29,558         26,279
       -----------       ----------      --------        ---------       ---------       --------
            49,479          190,493       179,774           68,402          43,180         26,055
            (4,118)         (16,042)         (507)          (4,391)        (12,334)          (349)
       -----------       ----------      --------        ---------       ---------       --------
            45,361          174,451       179,267           64,011          30,846         25,706
        (1,235,137)         (46,542)      107,801         (356,042)       (107,459)        47,348
       -----------       ----------      --------        ---------       ---------       --------
        (1,189,776)         127,909       287,068         (292,031)        (76,613)        73,054
       -----------       ----------      --------        ---------       ---------       --------
        (1,157,314)         298,091       242,463         (236,970)        (47,055)        99,333
         1,157,314          859,223       616,760          236,970         284,025        184,692
       -----------       ----------      --------        ---------       ---------       --------
       $        --       $1,157,314      $859,223        $      --       $ 236,970       $284,025
       ===========       ==========      ========        =========       =========       ========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                   JANUS MID CAP                        T. ROWE PRICE SMALL CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......  $   (16,296)   $   (21,051)   $   (23,470)    $  (16,640)    $   (8,662)    $   (7,035)
 Net realized (losses) gains on
  investments......................     (555,069)    (1,218,533)      (890,046)       (62,882)      (259,314)       (80,388)
 Net unrealized appreciation
  (depreciation) on investments....    1,373,769         13,465       (721,324)     1,105,929       (366,663)       (35,496)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      802,404     (1,226,119)    (1,634,840)     1,026,407       (634,639)      (122,919)
                                     -----------    -----------    -----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................      786,659      1,185,370        984,305        608,381        455,290        325,191
 Redemptions.......................     (155,047)      (141,619)       (62,126)       (73,600)       (42,838)        (6,798)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................      631,612      1,043,751        922,179        534,781        412,452        318,393
 Net division transfers............   (1,165,168)    (1,162,538)     1,310,289      2,328,426        752,333        458,793
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (533,556)      (118,787)     2,232,468      2,863,207      1,164,785        777,186
                                     -----------    -----------    -----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........      268,848     (1,344,906)       597,628      3,889,614        530,146        654,267
NET ASSETS-BEGINNING OF PERIOD.....    2,599,121      3,944,027      3,346,399      1,809,718      1,279,572        625,305
                                     -----------    -----------    -----------     ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........  $ 2,867,969    $ 2,599,121    $ 3,944,027     $5,699,332     $1,809,718     $1,279,572
                                     ===========    ===========    ===========     ==========     ==========     ==========

                                           T. ROWE PRICE LARGE CAP GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment income (loss)......   $  (14,923)    $   (5,284)    $   (5,068)
 Net realized (losses) gains on
  investments......................       (2,324)      (243,411)      (263,770)
 Net unrealized appreciation
  (depreciation) on investments....    1,104,502       (489,472)       205,475
                                      ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,087,255       (738,167)       (63,363)
                                      ----------     ----------     ----------
From capital transactions:
 Net premiums......................      669,432        483,045        201,640
 Redemptions.......................     (155,318)       (11,830)       (16,970)
                                      ----------     ----------     ----------
 Total net premiums
  (redemptions)....................      514,114        471,215        184,670
 Net division transfers............      (36,838)     1,424,134      1,008,009
                                      ----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................      477,276      1,895,349      1,192,679
                                      ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........    1,564,531      1,157,182      1,129,316
NET ASSETS-BEGINNING OF PERIOD.....    3,354,606      2,197,424      1,068,108
                                      ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $4,919,137     $3,354,606     $2,197,424
                                      ==========     ==========     ==========

              See accompanying notes to the financial statements.

          NEUBERGER BERMAN
            MID CAP VALUE              FI INTERNATIONAL STOCK         MORGAN STANLEY EAFE INDEX          METLIFE STOCK INDEX
              DIVISION                        DIVISION                        DIVISION                         DIVISION
    -----------------------------   -----------------------------   -----------------------------   ------------------------------
      FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003            2002            2003            2002            2003            2002            2003            2002
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   ---------------
     $   (2,162)      $   (210)      $      686       $   (671)      $  (26,259)       $   --       $  (335,601)      $     --
         11,484             88          146,826        (16,747)         395,506           (70)          801,918            (54)
        190,096             (1)         241,093        (10,058)       1,582,302          (124)       15,233,663         (5,447)
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        199,418           (123)         388,605        (27,476)       1,951,549          (194)       15,699,980         (5,501)
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        243,928         37,955          403,707         72,851          555,181         2,890         9,231,057        113,565
        (19,440)            --          (64,995)        (3,589)        (291,190)           --        (2,432,963)   --.........
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        224,488         37,955          338,712         69,262          263,991         2,890         6,798,094        113,565
        506,769        155,197          201,796        866,031        3,891,872         5,258        56,239,056         31,337
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        731,257        193,152          540,508        935,293        4,155,863         8,148        63,037,150        144,902
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
        930,675        193,029          929,113        907,817        6,107,412         7,954        78,737,130        139,401
        193,029             --          907,817             --            7,954            --           139,401             --
     ----------       --------       ----------       --------       ----------        ------       -----------       --------
     $1,123,704       $193,029       $1,836,930       $907,817       $6,115,366        $7,954       $78,876,531       $139,401
     ==========       ========       ==========       ========       ==========        ======       ===========       ========

                                         STATE STREET RESEARCH
      METLIFE MID CAP STOCK INDEX           LARGE CAP VALUE
               DIVISION                        DIVISION
     -----------------------------   -----------------------------
       FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
         2003            2002            2003            2002
     ------------   --------------   ------------   --------------
       $   (208)        $   --        $   17,646        $   26
         16,493           (137)          227,595           290
         16,404            (58)        1,684,315             9
       --------         ------        ----------        ------
         32,689           (195)        1,929,556           325
       --------         ------        ----------        ------
         44,445          2,472           685,607           514
             --             --          (357,667)           --
       --------         ------        ----------        ------
         44,445          2,472           327,940           514
        192,657          7,371         5,321,717         6,623
       --------         ------        ----------        ------
        237,102          9,843         5,649,657         7,137
       --------         ------        ----------        ------
        269,791          9,648         7,579,213         7,462
          9,648             --             7,462            --
       --------         ------        ----------        ------
       $279,439         $9,648        $7,586,675        $7,462
       ========         ======        ==========        ======

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                         STATE STREET RESEARCH              LEHMAN BROTHERS              STATE STREET RESEARCH
                                              DIVERSIFIED                AGGREGATE BOND INDEX                   AURORA
                                               DIVISION                        DIVISION                        DIVISION
                                     -----------------------------   -----------------------------   -----------------------------
                                       FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
                                      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2003            2002            2002            2003            2003            2002
                                     ------------   --------------   ------------   --------------   ------------   --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
  Net investment income (loss).....  $   (47,853)       $   --       $   (53,977)      $    --        $  (29,106)       $   --
  Net realized (losses) gains on
    investments....................      132,251             1             5,640           131           313,541             5
  Net unrealized appreciation
    (depreciation) on
    investments....................    1,354,000           (10)          235,824           481         2,411,449          (214)
                                     -----------        ------       -----------       -------        ----------        ------
  Net increase (decrease) in net
    assets resulting from
    operations.....................    1,438,398            (9)          187,487           612         2,695,884          (209)
                                     -----------        ------       -----------       -------        ----------        ------
From capital transactions:
 Net premiums......................    1,112,394         1,518         1,205,578        16,619           924,711         3,693
 Redemptions.......................     (550,793)           --          (344,761)           --          (136,200)           --
                                     -----------        ------       -----------       -------        ----------        ------
 Total net premiums
  (redemptions)....................      561,601         1,518           860,817        16,619           788,511         3,693
 Net division transfers............    8,536,501          (184)       12,742,489        12,049         4,959,409         2,638
                                     -----------        ------       -----------       -------        ----------        ------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    9,098,102         1,334        13,603,306        28,668         5,747,920         6,331
                                     -----------        ------       -----------       -------        ----------        ------
NET CHANGE IN NET ASSETS...........   10,536,500         1,325        13,790,793        29,280         8,443,804         6,122
NET ASSETS-BEGINNING OF PERIOD.....        1,325            --            29,280            --             6,122            --
                                     -----------        ------       -----------       -------        ----------        ------
NET ASSETS-END OF PERIOD...........  $10,537,825        $1,325       $13,820,073       $29,280        $8,449,926        $6,122
                                     ===========        ======       ===========       =======        ==========        ======


                                          RUSSELL 2000 INDEX
                                               DIVISION
                                     -----------------------------
                                       FOR THE      FOR THE PERIOD
                                      YEAR ENDED    MAY 1, 2002 TO
                                     DECEMBER 31,    DECEMBER 31,
                                         2003            2002
                                     ------------   --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
  Net investment income (loss).....   $   (3,073)      $   (162)
  Net realized (losses) gains on
    investments....................       28,014          1,974
  Net unrealized appreciation
    (depreciation) on
    investments....................      338,105         (2,670)
                                      ----------       --------
  Net increase (decrease) in net
    assets resulting from
    operations.....................      363,046           (858)
                                      ----------       --------
From capital transactions:
 Net premiums......................      239,410         38,030
 Redemptions.......................      (28,353)        (3,641)
                                      ----------       --------
 Total net premiums
  (redemptions)....................      211,057         34,389
 Net division transfers............    1,522,017        170,624
                                      ----------       --------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    1,733,074        205,013
                                      ----------       --------
NET CHANGE IN NET ASSETS...........    2,096,120        204,155
NET ASSETS-BEGINNING OF PERIOD.....      204,155             --
                                      ----------       --------
NET ASSETS-END OF PERIOD...........   $2,300,275       $204,155
                                      ==========       ========

              See accompanying notes to the financial statements.

    HARRIS OAKMARK LARGE CAP VALUE              ALGER EQUITY GROWTH                       HARRIS OAKMARK FOCUSED VALUE
               DIVISION                               DIVISION                                      DIVISION
    ------------------------------   ------------------------------------------   ---------------------------------------------
      FOR THE      FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
     YEAR ENDED      MAY 1, 2002        ENDED          ENDED          ENDED          ENDED          ENDED         MAY 1, 2001
    DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2003            2002             2003           2002           2001           2003           2002            2001
    ------------   ---------------   ------------   ------------   ------------   ------------   ------------   ---------------
     $   (7,811)     $    2,944       $   (9,692)    $   (5,826)    $   (5,594)    $  (13,009)    $   (2,432)     $     (191)
         24,972         (19,322)         (74,437)       (67,117)      (496,412)        96,958        (34,606)         10,815
        612,604         (24,581)         621,148       (315,581)       152,082      1,357,025       (148,104)         80,364
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
        629,765         (40,959)         537,019       (388,524)      (349,924)     1,440,974       (185,142)         90,988
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
        454,684         159,550          553,112        364,909        291,377      1,109,629        492,122          56,954
         (3,576)         (3,635)        (192,433)       (29,583)       (25,626)      (210,490)        (5,714)             --
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
        451,108         155,915          360,679        335,326        265,751        899,139        486,408          56,954
      1,262,045       1,639,902          (15,477)       476,252       (816,158)       813,782      1,921,074       1,152,898
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
      1,713,153       1,795,817          345,202        811,578       (550,407)     1,712,921      2,407,482       1,209,852
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
      2,342,918       1,754,858          882,221        423,054       (900,331)     3,153,895      2,222,340       1,300,840
      1,754,858              --        1,255,969        832,915      1,733,246      3,523,180      1,300,840              --
     ----------      ----------       ----------     ----------     ----------     ----------     ----------      ----------
     $4,097,776      $1,754,858       $2,138,190     $1,255,969     $  832,915     $6,677,075     $3,523,180      $1,300,840
     ==========      ==========       ==========     ==========     ==========     ==========     ==========      ==========

                                          STATE STREET RESEARCH
          DAVIS VENTURE VALUE                  MONEY MARKET
                DIVISION                         DIVISION
     ------------------------------   ------------------------------
     FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE PERIOD
        ENDED         MAY 1, 2002        ENDED       MAY 1, 2002 TO
     DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2003            2002             2003            2002
     ------------   ---------------   ------------   ---------------
      $   (4,532)      $   (529)      $    42,129       $  34,541
          58,857            271              (159)             --
         315,280          1,504                 4              --
      ----------       --------       -----------       ---------
         369,605          1,246            41,974          34,541
      ----------       --------       -----------       ---------
         392,326         27,971         8,210,370         517,787
        (159,399)            --        (3,491,644)             --
      ----------       --------       -----------       ---------
         232,927         27,971         4,718,726         517,787
       1,240,507        412,257        28,634,700        (412,656)
      ----------       --------       -----------       ---------
       1,473,434        440,228        33,353,426         105,131
      ----------       --------       -----------       ---------
       1,843,039        441,474        33,395,400         139,672
         441,474             --           139,672              --
      ----------       --------       -----------       ---------
      $2,284,513       $441,474       $33,535,072       $ 139,672
      ==========       ========       ===========       =========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                         STATE STREET RESEARCH       STATE STREET RESEARCH
                                              BOND INCOME              AGGRESSIVE GROWTH       JANUS AGGRESSIVE GROWTH
                                               DIVISION                    DIVISION                   DIVISION
                                     -----------------------------   ---------------------   ---------------------------
                                       FOR THE      FOR THE PERIOD      FOR THE PERIOD         FOR THE        FOR THE
                                      YEAR ENDED    MAY 1, 2002 TO     APRIL 28, 2003 TO      YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,        DECEMBER 31,        DECEMBER 31,   DECEMBER 31,
                                         2003            2002                2003                2003           2002
                                     ------------   --------------   ---------------------   ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
Net investment income (loss).......   $   42,694      $     (432)         $  (26,220)         $  (1,954)      $ (1,376)
Net realized (losses) gains on
 investments.......................       54,748           6,350             172,427            (24,507)        (3,313)
Net unrealized appreciation
 (depreciation) on investments.....      (20,763)         45,428           1,314,988            114,428        (72,481)
                                      ----------      ----------          ----------          ---------       --------
Net increase (decrease) in net
 assets resulting from
 operations........................       76,679          51,346           1,461,195             87,967        (77,170)
                                      ----------      ----------          ----------          ---------       --------
From capital transactions:
Net premiums.......................      225,302         121,385             670,735             80,680         69,222
Redemptions........................     (102,378)             --            (182,835)           (13,802)        (2,117)
                                      ----------      ----------          ----------          ---------       --------
Total net premiums (redemptions)...      122,924         121,385             487,900             66,878         67,105
Net division transfers.............     (534,530)      1,167,540           4,514,480           (179,479)       315,616
                                      ----------      ----------          ----------          ---------       --------
Net (decrease) increase in net
 assets resulting from capital
 transactions......................     (411,606)      1,288,925           5,002,380           (112,601)       382,721
                                      ----------      ----------          ----------          ---------       --------
NET CHANGE IN NET ASSETS...........     (334,927)      1,340,271           6,463,575            (24,634)       305,551
NET ASSETS-BEGINNING OF PERIOD.....    1,340,271              --                  --            375,111         69,560
                                      ----------      ----------          ----------          ---------       --------
NET ASSETS-END OF PERIOD...........   $1,005,344      $1,340,271          $6,463,575          $ 350,477       $375,111
                                      ==========      ==========          ==========          =========       ========


                                          JANUS AGGRESSIVE GROWTH             PIMCO INNOVATION
                                               DIVISION                           DIVISION
                                          -------------------   --------------------------------------------
                                               FOR THE PERIOD     FOR THE        FOR THE      FOR THE PERIOD
                                               MAY 1, 2001 TO    YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                                DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                    2001            2003           2002            2001
                                               --------------   ------------   ------------   --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
Net investment income (loss).......               $  (110)        $   (804)      $   (220)       $   (26)
Net realized (losses) gains on
 investments.......................                  (922)           5,514         21,777            388
Net unrealized appreciation
 (depreciation) on investments.....                (1,402)          59,767        (18,504)         2,087
                                                  -------         --------       --------        -------
Net increase (decrease) in net
 assets resulting from
 operations........................                (2,434)          64,477          3,053          2,449
                                                  -------         --------       --------        -------
From capital transactions:
Net premiums.......................                 1,398           55,816         33,274            659
Redemptions........................                    --             (916)          (907)            --
                                                  -------         --------       --------        -------
Total net premiums (redemptions)...                 1,398           54,900         32,367            659
Net division transfers.............                70,596          122,223         19,000         12,282
                                                  -------         --------       --------        -------
Net (decrease) increase in net
 assets resulting from capital
 transactions......................                71,994          177,123         51,367         12,941
                                                  -------         --------       --------        -------
NET CHANGE IN NET ASSETS...........                69,560          241,600         54,420         15,390
NET ASSETS-BEGINNING OF PERIOD.....                    --           69,810         15,390             --
                                                  -------         --------       --------        -------
NET ASSETS-END OF PERIOD...........               $69,560         $311,410       $ 69,810        $15,390
                                                  =======         ========       ========        =======

              See accompanying notes to the financial statements.

                                            T. ROWE PRICE
         PIMCO TOTAL RETURN                MID-CAP GROWTH             MET/AIM SMALL CAP GROWTH       MET/AIM MID CAP CORE EQUITY
              DIVISION                        DIVISION                        DIVISION                        DIVISION
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
      FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003            2002            2003            2002            2003            2002            2003            2002
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   --------------
     $  212,862      $   (1,034)      $ (2,002)       $   (19)       $   (2,118)     $      (47)      $  1,793        $   (61)
        14,1985           9,702         10,086            134           306,607         (12,202)        10,249            (25)
       (114,267)         70,607         89,276           (757)           69,905          (3,776)        27,188           (689)
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
        240,580          79,275         97,360           (642)          374,394         (16,025)        39,230           (775)
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
        661,392         216,482         73,517          6,936           220,432         103,703         35,726         11,364
       (109,856)             --           (147)            --            (1,434)             --           (689)        (3,653)
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
        551,536         216,482         73,370          6,936           218,998         103,703         35,037          7,711
      4,464,401       1,930,294        705,696         18,113          (842,721)        916,013        112,597         90,863
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
      5,015,937       2,146,776        779,066         25,049          (623,723)      1,019,716        147,634         98,574
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
      5,256,517       2,226,051        876,426         24,407          (249,329)      1,003,691        186,864         97,799
      2,226,051              --         24,407             --         1,003,691              --         97,799             --
     ----------      ----------       --------        -------        ----------      ----------       --------        -------
     $7,482,568      $2,226,051       $900,833        $24,407        $  754,362      $1,003,691       $284,663        $97,799
     ==========      ==========       ========        =======        ==========      ==========       ========        =======


     HARRIS OAKMARK INTERNATIONAL
               DIVISION
     -----------------------------
       FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO
     DECEMBER 31,    DECEMBER 31,
         2003            2002
     ------------   --------------
      $   18,861       $    19
          15,022             9
         236,282           594
      ----------       -------
         270,165           622
      ----------       -------
         106,795           289
          (4,812)           --
      ----------       -------
         101,983           289
       1,447,564        66,080
      ----------       -------
       1,549,547        66,991
      ----------       -------
       1,819,712            --
          66,991            --
      ----------       -------
      $1,886,703       $66,991
      ==========       =======

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           AMERICAN FUNDS                  AMERICAN FUNDS
                                        AMERICAN FUNDS GROWTH               GROWTH-INCOME                 GLOBAL SMALL CAP
                                              DIVISION                        DIVISION                        DIVISION
                                    -----------------------------   -----------------------------   -----------------------------
                                      FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
                                     YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        2002            2002            2003            2002            2003            2002
                                    ------------   --------------   ------------   --------------   ------------   --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
Net investment income (loss)......  $   (19,390)         (1,364)     $   36,657      $   11,061      $   (2,084)      $   (140)
Net realized (losses) gains on
 investments......................      112,786            (480)        106,538             (66)         74,090         (1,235)
Net unrealized appreciation
 (depreciation) on investments....    1,363,970         (20,215)        977,443          (2,905)        298,702         (6,799)
                                    -----------      ----------      ----------      ----------      ----------       --------
Net increase (decrease) in net
 assets resulting from
 operations.......................    1,457,366         (22,059)      1,120,638           8,090         370,708         (8,174)
                                    -----------      ----------      ----------      ----------      ----------       --------
From capital transactions:
Net premiums......................    1,039,478         162,117         941,231          97,962         221,251         27,455
Redemptions.......................     (230,416)             --        (227,472)        (30,501)       (119,903)        (3,390)
                                    -----------      ----------      ----------      ----------      ----------       --------
Total net premiums
 (redemptions)....................      809,062         162,117         713,759          67,461         101,348         24,065
Net division transfers............    6,785,617       1,106,081       4,029,509       1,206,033       1,786,069        196,122
                                    -----------      ----------      ----------      ----------      ----------       --------
Net (decrease) increase in net
 assets resulting from capital
 transactions.....................    7,594,679       1,246,139       4,743,268       1,281,584       1,887,417        212,013
                                    -----------      ----------      ----------      ----------      ----------       --------
NET CHANGE IN NET ASSETS..........    9,052,045              --       5,863,906              --       2,258,125             --
NET ASSETS-BEGINNING OF PERIOD....    1,246,139              --       1,281,584              --         212,013             --
                                    -----------      ----------      ----------      ----------      ----------       --------
NET ASSETS-END OF PERIOD..........  $10,298,184       1,246,139      $7,145,490      $1,281,584      $2,470,138       $212,013
                                    ===========      ==========      ==========      ==========      ==========       ========

              See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

1. BUSINESS. General American Separate Account Eleven (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American") was established by General American's Board of Directors on January 30, 1985 to support General American's operations with respect to certain variable life policies ("Policies"). General American is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on November 10, 1986 under the Investment Company Act of 1940, as amended and exists in accordance with the regulations of the Missouri Insurance Department. The Separate Account presently consists of forty-seven divisions that support variable life insurance policies.

The divisions of the Separate Account invest in shares of the portfolios or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds, Met Investors Fund, Van Eck Worldwide Fund, Russell Fund, American Century Fund, and J.P. Morgan Fund, collectively, the "Funds". For convenience, the portfolios and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Accounts assets attributable to the variable life insurance policies is not chargeable with liabilities arising out of any other business General American may conduct.

The table below represents the Divisions within the Separate Account:

VIP Equity-Income Division                            MetLife Mid Cap Stock Index Division(b)
                                                      State Street Research Large Cap Value
VIP Growth Division                                   Division(b)
VIP Overseas Division                                 State Street Research Diversified Division(b)
VIP Asset Manager                                     Lehman Brothers Aggregate Bond Index Division(b)
VIP High Income Division                              State Street Research Aurora Division(b)
VIP Mid Cap Division                                  Russell 2000 Index Division(b)
Van Eck Worldwide Hard Assets Division                Harris Oakmark Large Cap Value Division(b)
Van Eck Worldwide Fund Emerging Markets Division      Alger Equity Growth Division
Russell Multi-Style Equity Division                   Harris Oakmark Focused Value Division
Russell Core Bond Division                            Davis Venture Value Division(b)
Russell Aggressive Equity Division                    State Street Research Money Market Division(b)
Russell Non-US Division                               State Street Research Bond Income Division(b)
                                                      State Street Research Aggressive Growth
American Century Income & Growth Division             Division(c)
American Century International Division               Janus Aggressive Growth Division(a)
American Century Value Division                       PIMCO Innovation Division(a)
J.P. Morgan Bond Division                             PIMCO Total Return Division(b)
J.P. Morgan Small Company Division                    T. Rowe Price Mid-Cap Growth Division(b)
Janus Mid Cap Division                                Met/AIM Small Cap Growth Division(b)
T. Rowe Price Small Cap Growth Division               Met/AIM Mid Cap Core Equity Division(b)
T. Rowe Price Large Cap Growth Division               Harris Oakmark International Division(b)
Neuberger Berman Mid Cap Value Division(b)            American Funds Growth Division(b)
FI International Stock Division(b)                    American Funds Growth-Income Division(b)
Morgan Stanley EAFE Index Division(b)                 American Funds Global Small Cap Division(b)
MetLife Stock Index Division(b)

(a) On May 1, 2001, operations commenced for two new Divisions added to the Separate Account on that date: Janus Aggressive Growth Division and PIMCO Innovation Division.

(b) On May 1, 2002, operations commenced for twenty-two new Divisions added to the Separate Account on that date: Neuberger Berman Mid Cap Value Division, FI International Stock Division, Morgan Stanley EAFE Index Division, MetLife Stock Index Division, MetLife Mid Cap Stock Index Division, State Street Research Large Cap Value Division, State Street Research Diversified Division, Lehman Brothers Aggregate Bond Index Division, State Street Research Aurora

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

1. BUSINESS (CONTINUED)

    Division, Russell 2000 Index Division, Harris Oakmark Large Cap Value Division, Davis Venture Value Division, State Street Research Money Market Division, State Street Research Bond Income Division, PIMCO Total Return Division, T. Rowe Price Mid-Cap Growth Division, Met/AIM Small Cap Growth Division, Met/AIM Mid Cap Core Equity Division, Harris Oakmark International Division, American Funds Growth Division, American Funds Growth-Income Division and American Funds Global Small Cap Division.

(c) On April 28, 2003, operations commenced for one new Division added to the Separate Account on that day: State Street Research Aggressive Growth Division.

2. SIGNIFICANT ACCOUNTING POLICIES. The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

A. VALUATION OF INVESTMENTS. Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

B. SECURITY TRANSACTIONS. Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

C. FEDERAL INCOME TAXES. The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

D. NET PREMIUMS. General American deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, General American Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. EXPENSES. Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies. Prior to the allocation of net premiums among General American's general account and the Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

A sales charge equal to 6% is deducted from each VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL and Frank Russell premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-2000 and JSVUL-2000 premium paid. The sales charge is 5% on all premiums in policy years two through twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. EXPENSES (CONTINUED)

for expenses incurred in distributing the policy and any additional benefits provided by rider. A maximum sales charge of 5% is deducted from each VUL-2002 premium payment. No sales charge is deducted from VUL-100 and Destiny premiums.

Various state and political subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL, Frank Russell, and VUL-2002 premiums, 2.25% for each Destiny premium, and the actual tax rate for VUL-2000 and JSVUL-2000 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 and VUL-2002 premiums and a 1.3% deduction is taken from VUL-2000, JSVUL-2000 and Destiny premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

General American has responsibility for the administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP, Russell VUL and Frank Russell contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2000 and JSVUL-2000 contracts. The company assesses an initial policy charge of $800 for Destiny premiums. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2002 contracts. This amount is deducted from the cash value as soon as the policy is issued and the initial premium is made.

An additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month for each $1,000 in policy coverage. For VUL-100, the charge during the first 12 policy months is $0.16 per month for each $1,000 in policy coverage, and in all policy years thereafter, the charge is $0.01 per month for each $1,000 in policy coverage. For VUL-2000, JSVUL-2000, and VUL-2002, there is a charge per $1,000 of face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount. No charge is deducted from Russell VUL, Frank Russell, VGSP, and Destiny premiums.

The cost of insurance is deducted on each monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month. An additional monthly deduction includes charges for any additional benefits provided by rider.

During the first ten policy years for VUL-95, VGSP, Russell VUL, Frank Russell, Destiny and VUL-2002, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-2000 and JSVUL-2000, the charge is based on the annual target premium, rather than the premiums actually received by General American.

In addition to the above charges, a daily charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Division of the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100, .001366%
for Russell-VUL, .0015027% for VUL-2000 and JSVUL-2000, and .0019111% for Frank Russell of the net assets of each division of the Separate Account, which equals an annual rate of .85% for VUL-95, .70% for VGSP, .90% for VUL-100, .50% for Russell-VUL, .55% for VUL-2000 and JSVUL-2000, and .70% for Frank Russell. A monthly charge is made at the policy level for the mortality and expense risks assumed by General American for the Destiny and VUL-2002 products. General American

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. EXPENSES (CONTINUED)

deducts a monthly charge at the rate of .0625% for Destiny and a maximum of ..0583333% for VUL-2002 of the cash value of each policy within the Separate Account, which equals an annual rate of .75% for Destiny and a maximum of .70% for VUL-2002. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

4. PURCHASES AND SALES OF INVESTMENTS. The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
S&P 500 Index Division(a)...................................  $  4,028     $ 67,261
Money Market Division(a)....................................     3,249       32,234
Bond Index Division(a)......................................     1,086       12,198
Managed Equity Division(a)..................................       400        6,150
Asset Allocation Division(a)................................       448       10,111
International Index Division(a).............................       509        7,359
Mid-Cap Equity Division(a)..................................       201        4,433
Small-Cap Equity Division(a)................................     1,182        4,883
VIP Equity-Income Division..................................     3,145        3,621
VIP Growth Division.........................................     2,922        6,929
VIP Overseas Division.......................................     2,353        2,466
VIP High Income Division....................................     2,672        1,407
VIP Mid Cap Division........................................     1,963        1,710
VIP Asset Manager Division..................................       991          530
Van Eck Worldwide Hard Assets Division......................       450          248
Van Eck Worldwide Emerging Markets Division.................       838          506
Russell Multi-Style Equity Division.........................     1,014        1,048
Russell Core Bond Division..................................       627          527
Russell Aggressive Equity Division..........................       333          530
Russell Non-US Fund Division................................       515          348
American Century Income & Growth Division...................       575          744
American Century International Division.....................       900        1,211
American Century Value Fund Division........................       798        1,431
J.P. Morgan Bond Division...................................       565        1,112
J.P. Morgan Small Company Division..........................       576          799
SEI Large Cap Value Division(b).............................     1,093        8,132
SEI Large Cap Growth Division(b)............................       762        4,844
SEI Small Cap Value Division(b).............................       635        4,131
SEI Small Cap Growth Division(b)............................       381        1,801
SEI International Equity Division(b)........................       649        3,082
SEI Emerging Markets Equity Division(b).....................       879        2,187
SEI Core Fixed Income Division(b)...........................     1,161        5,605
SEI High Yield Bond Division(b).............................       357        1,575
SEI International Fixed Income Division(d)..................       222        1,395
SEI Emerging Markets Debt Division(b).......................       233          519
Janus Mid Cap Division......................................       594        1,148
T. Rowe Price Small Cap Growth Division.....................     3,572          768

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)


                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
T. Rowe Price Large Cap Growth Division.....................     1,443          973
Neuberger Berman Mid Cap Value Division.....................       808           80
FI International Stock Division.............................     1,876        1,336
Morgan Stanley EAFE Index Division..........................     8,175        4,051
MetLife Stock Index Division................................    70,031        7,351
MetLife Mid Cap Stock Index Division........................       364          127
State Street Research Large Cap Value Division..............     7,198        1,537
State Street Research Diversified Division..................    10,845        1,799
Lehman Brothers Aggregate Bond Index Division...............    15,568        2,024
State Street Research Aurora Division.......................     7,146        1,329
Russell 2000 Index Division.................................     1,901          135
Harris Oakmark Large Cap Value Division.....................     2,127          424
Alger Equity Growth Division................................     1,302          975
Harris Oakmark Focused Value Division.......................     2,405        1,011
Davis Venture Value Division................................     1,830          362
State Street Research Money Market Division.................    62,327       29,537
State Street Research Bond Income Division..................       924        1,262
State Street Research Aggressive Growth Division(c).........     5,977        1,001
Janus Aggressive Growth Division............................       655          771
PIMCO Innovation Division...................................       295          118
PIMCO Total Return Division.................................     9,808        4,577
T. Rowe Price Mid-Cap Growth Division.......................       836           49
Met/AIM Small Cap Growth Division...........................       917        1,544
Met/AIM Mid Cap Core Equity Division........................       243           94
Harris Oakmark International Fund Division..................     1,656           88
American Funds Growth Division..............................     8,225          595
American Funds Growth & Income Division.....................     5,609          728
American Funds Global Small Cap Division....................     2,313          413
                                                              --------     --------
  Total.....................................................  $275,682     $269,274
                                                              ========     ========

------------

(a) For the Period January 1, 2003 to April 27, 2003
(b) For the Period January 1, 2003 to August 25, 2003
(c) For the Period April 28, 2003 to December 31, 2003
(d) For the Period January 1, 2003 to April 30, 2003

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS. The changes in units outstanding for the years ended December 31, 2003, 2002 and 2001 were as follows:

                               S&P 500 INDEX   MONEY MARKET    BOND INDEX    MANAGED EQUITY   ASSET ALLOCATION
                                DIVISION(A)    DIVISION(A)    DIVISION(A)     DIVISION(A)       DIVISION(A)
                               -------------   ------------   ------------   --------------   ----------------
(In Thousands)
Outstanding at December 31,
 2002........................      4,738           2,383           627             308               566
Activity during 2003:
 Issued......................        388             221            27              21                33
 Redeemed....................     (5,126)         (2,604)         (654)           (329)             (599)
                                  ------          ------          ----            ----              ----
Outstanding at December 31,
 2003........................          0               0             0               0                 0
                                  ======          ======          ====            ====              ====
Outstanding at December 31,
 2001........................      4,100           3,426           558             302               577
Activity during 2002:
 Issued......................      2,005           2,876           623             272               192
 Redeemed....................     (1,366)         (3,919)         (554)           (266)             (203)
                                  ------          ------          ----            ----              ----
Outstanding at December 31,
 2002........................      4,738           2,383           627             308               566
                                  ======          ======          ====            ====              ====
Outstanding at December 31,
 2000........................      2,756           1,118           502             255               672
Activity during 2001:
 Issued......................      2,203           9,503           314             111               394
 Redeemed....................       (859)         (7,196)         (258)            (64)             (489)
                                  ------          ------          ----            ----              ----
Outstanding at December 31,
 2001........................      4,100           3,426           558             302               577
                                  ======          ======          ====            ====              ====

                                                                                              VIP
                               INTERNATIONAL INDEX   MID CAP-EQUITY   SMALL CAP-EQUITY   EQUITY-INCOME
                                   DIVISION(A)        DIVISION(A)       DIVISION(A)        DIVISION
                               -------------------   --------------   ----------------   -------------
(In Thousands)
Outstanding at December 31,
 2002........................          405                 454               413             1,255
Activity during 2003:
 Issued......................           11                  34                24               195
 Redeemed....................         (416)               (488)             (437)             (163)
                                      ----                ----              ----             -----
Outstanding at December 31,
 2003........................            0                   0                 0             1,287
                                      ====                ====              ====             =====
Outstanding at December 31,
 2001........................          390                 446               346             1,177
Activity during 2002:
 Issued......................          242                 189               247               428
 Redeemed....................         (227)               (181)             (180)             (350)
                                      ----                ----              ----             -----
Outstanding at December 31,
 2002........................          405                 454               413             1,255
                                      ====                ====              ====             =====
Outstanding at December 31,
 2000........................          372                 371               304             1,042
Activity during 2001:
 Issued......................          130                 197               107               423
 Redeemed....................         (112)               (122)              (65)             (288)
                                      ----                ----              ----             -----
Outstanding at December 31,
 2001........................          390                 446               346             1,177
                                      ====                ====              ====             =====

------------

(a)  For the Period January 1, 2003 to April 27, 2003
(b)  For the Period January 1, 2003 to August 25, 2003
(c)  For the Period April 28, 2003 to December 31, 2003
(d)  For the Period January 1, 2003 to April 30, 2003

      VIP        VIP           VIP            VIP         VIP      VAN ECK WORLDWIDE   VAN ECK WORLDWIDE        RUSSELL
     GROWTH    OVERSEAS   ASSET MANAGER   HIGH INCOME   MID CAP       HARD ASSETS      EMERGING MARKETS    MULTI-STYLE EQUITY
    DIVISION   DIVISION     DIVISION       DIVISION     DIVISION       DIVISION            DIVISION             DIVISION
    --------   --------   -------------   -----------   --------   -----------------   -----------------   ------------------
     2,563        837          237            583          464             42                  54                  541
       349        265           59            119          137             20                  29                   92
      (539)      (247)         (29)           (17)        (110)            (4)                 (1)                 (97)
     -----       ----          ---           ----         ----            ---                ----                 ----
     2,373        855          267            685          491             58                  82                  536
     =====       ====          ===           ====         ====            ===                ====                 ====
     2,470        830          236            681          198             36                  83                  606
       861        271           86            182          473             20                  46                  124
      (768)      (264)         (85)          (280)        (207)           (14)                (75)                (189)
     -----       ----          ---           ----         ----            ---                ----                 ----
     2,563        837          237            583          464             42                  54                  541
     =====       ====          ===           ====         ====            ===                ====                 ====
     2,302        788          193            553           76             33                 149                  675
       991        267          100            281          233             12                  95                  120
      (823)      (225)         (57)          (153)        (111)            (9)               (161)                (189)
     -----       ----          ---           ----         ----            ---                ----                 ----
     2,470        830          236            681          198             36                  83                  606
     =====       ====          ===           ====         ====            ===                ====                 ====

      RUSSELL         RUSSELL        RUSSELL
     CORE BOND   AGGRESSIVE EQUITY    NON-US
     DIVISION        DIVISION        DIVISION
     ---------   -----------------   --------
        187             206            201
          6              23             29
         (7)            (39)           (14)
        ---            ----            ---
        186             190            216
        ===            ====            ===
        244             240            243
         27              38             47
        (84)            (72)           (89)
        ---            ----            ---
        187             206            201
        ===            ====            ===
        254             317            244
         40              52             44
        (50)           (129)           (43)
        ---            ----            ---
        244             240            243
        ===            ====            ===

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS (CONTINUED)


                                       AMERICAN CENTURY   AMERICAN CENTURY   AMERICAN CENTURY    J.P. MORGAN
                                       INCOME & GROWTH     INTERNATIONAL          VALUE              BOND
                                           DIVISION           DIVISION           DIVISION          DIVISION
                                       ----------------   ----------------   ----------------   --------------
(In Thousands)
Outstanding at December 31, 2002.....         277                387                380               174
Activity during 2003:
 Issued..............................          63                 93                 69                38
 Redeemed............................         (83)              (127)              (124)              (89)
                                             ----               ----               ----              ----
Outstanding at December 31, 2003.....         257                353                325               123
                                             ====               ====               ====              ====
Outstanding at December 31, 2001.....         336                386                136                94
Activity during 2002:
 Issued..............................         131                215                331               122
 Redeemed............................        (190)              (214)               (87)              (42)
                                             ----               ----               ----              ----
Outstanding at December 31, 2002.....         277                387                380               174
                                             ====               ====               ====              ====
Outstanding at December 31, 2000.....         336                341                131               101
Activity during 2001:
 Issued..............................         177                259                164                63
 Redeemed............................        (177)              (214)              (159)              (70)
                                             ----               ----               ----              ----
Outstanding at December 31, 2001.....         336                386                136                94
                                             ====               ====               ====              ====

                                                                       SEI               SEI                SEI
                                             J.P. MORGAN            LARGE CAP         LARGE CAP          SMALL CAP
                                            SMALL COMPANY             VALUE             GROWTH             VALUE
                                              DIVISION             DIVISION(B)       DIVISION(B)        DIVISION(B)
                                       -----------------------   ---------------   ----------------   ---------------
(In Thousands)
Outstanding at December 31, 2002.....            269                   697               1,014              236
Activity during 2003:
 Issued..............................             54                   101                 221               42
 Redeemed............................            (71)                 (798)             (1,235)            (278)
                                                ----                  ----              ------             ----
Outstanding at December 31, 2003.....            252                     0                   0                0
                                                ====                  ====              ======             ====
Outstanding at December 31, 2001.....            242                   608                 632              190
Activity during 2002:
 Issued..............................            111                   414                 698              197
 Redeemed............................            (84)                 (325)               (316)            (151)
                                                ----                  ----              ------             ----
Outstanding at December 31, 2002.....            269                   697               1,014              236
                                                ====                  ====              ======             ====
Outstanding at December 31, 2000.....            334                   265                 247               33
Activity during 2001:
 Issued..............................            184                   497                 516              230
 Redeemed............................           (276)                 (154)               (131)             (73)
                                                ----                  ----              ------             ----
Outstanding at December 31, 2001.....            242                   608                 632              190
                                                ====                  ====              ======             ====

                                             SEI
                                          SMALL CAP
                                           GROWTH
                                         DIVISION(B)
                                       ---------------
(In Thousands)
Outstanding at December 31, 2002.....        226
Activity during 2003:
 Issued..............................         50
 Redeemed............................       (276)
                                            ----
Outstanding at December 31, 2003.....          0
                                            ====
Outstanding at December 31, 2001.....        229
Activity during 2002:
 Issued..............................        165
 Redeemed............................       (168)
                                            ----
Outstanding at December 31, 2002.....        226
                                            ====
Outstanding at December 31, 2000.....         71
Activity during 2001:
 Issued..............................        230
 Redeemed............................        (72)
                                            ----
Outstanding at December 31, 2001.....        229
                                            ====

------------

(a)  For the Period January 1, 2003 to April 27, 2003
(b)  For the Period January 1, 2003 to August 25, 2003
(c)  For the Period April 28, 2003 to December 31, 2003
(d)  For the Period January 1, 2003 to April 30, 2003

            SEI                      SEI                    SEI                SEI                    SEI
       INTERNATIONAL          EMERGING MARKETS          CORE FIXED         HIGH YIELD            INTERNATIONAL
           EQUITY                  EQUITY                 INCOME              BOND                FIXED INCOME
        DIVISION(A)              DIVISION(B)            DIVISION(B)        DIVISION(B)            DIVISION(D)
    --------------------   -----------------------   -----------------   ---------------   --------------------------
             441                     219                    359                113                     105
              87                      37                     55                 16                       4
            (528)                   (256)                  (414)              (129)                   (109)
            ----                    ----                   ----               ----                    ----
               0                       0                      0                  0                       0
            ====                    ====                   ====               ====                    ====
             437                     208                    825                114                      92
             340                     146                    317                 84                      55
            (336)                   (135)                  (783)               (85)                    (42)
            ----                    ----                   ----               ----                    ----
             441                     219                    359                113                     105
            ====                    ====                   ====               ====                    ====
             220                      95                    500                 39                      62
             310                     146                    442                102                      41
             (93)                    (33)                  (117)               (27)                    (11)
            ----                    ----                   ----               ----                    ----
             437                     208                    825                114                      92
            ====                    ====                   ====               ====                    ====

              SEI                        T. ROWE PRICE      T. ROWE PRICE     NEUBERGER BERMAN           FI
       EMERGING MARKETS       JANUS        SMALL CAP          LARGE CAP           MID CAP           INTERNATIONAL
             DEBT            MID CAP         GROWTH             GROWTH             VALUE                STOCK
          DIVISION(B)        DIVISION       DIVISION           DIVISION           DIVISION            DIVISION
     ---------------------   --------   ----------------   ----------------   ----------------   -------------------
               18               790            310                516                23                  111
                4               211            394                 89                76                   73
              (22)             (354)           (10)               (26)               (2)                  (8)
              ---              ----           ----               ----               ---                 ----
                0               647            694                579                97                  176
              ===              ====           ====               ====               ===                 ====
               24               848            160                258                --                   --
               15               470            338                560                25                  143
              (21)             (528)          (188)              (302)               (2)                 (32)
              ---              ----           ----               ----               ---                 ----
               18               790            310                516                23                  111
              ===              ====           ====               ====               ===                 ====
               17               448             71                113                --                   --
               10               686            174                283                --                   --
               (3)             (286)           (85)              (138)               --                   --
              ---              ----           ----               ----               ---                 ----
               24               848            160                258                --                   --
              ===              ====           ====               ====               ===                 ====

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS (CONTINUED)

                                                                                                          STATE STREET
                                                                                                            RESEARCH
                                                 MORGAN STANLEY        METLIFE        METLIFE MID CAP      LARGE CAP
                                                   EAFE INDEX        STOCK INDEX        STOCK INDEX          VALUE
                                                    DIVISION           DIVISION           DIVISION          DIVISION
                                                ----------------   ----------------   ----------------   --------------
(In Thousands)
Outstanding at December 31, 2002..............           1                  17                 1                 1
Activity during 2003:
 Issued.......................................         476               5,120                21               344
 Redeemed.....................................         (31)               (190)                0               (21)
                                                      ----              ------              ----              ----
Outstanding at December 31, 2003..............         446               4,947                22               324
                                                      ====              ======              ====              ====
Outstanding at December 31, 2003..............          --                  --                --                --
Activity during 2002:
 Issued.......................................           1                  18                 1                 1
 Redeemed.....................................          --                  (1)               --                --
                                                      ----              ------              ----              ----
Outstanding at December 31, 2002..............           1                  17                 1                 1
                                                      ====              ======              ====              ====
Outstanding at December 31, 2000..............          --                  --                --                --
Activity during 2001:
 Issued.......................................          --                  --                --                --
 Redeemed.....................................          --                  --                --                --
                                                      ----              ------              ----              ----
Outstanding at December 31, 2001..............          --                  --                --                --
                                                      ====              ======              ====              ====

                                                                   LEHMAN
                                                STATE STREET      BROTHERS         STATE STREET
                                                  RESEARCH     AGGREGATE BOND        RESEARCH           RUSSELL
                                                DIVERSIFIED         INDEX             AURORA          2000 INDEX
                                                  DIVISION        DIVISION           DIVISION          DIVISION
                                                ------------   ---------------   ----------------   ---------------
(In Thousands)
Outstanding at December 31, 2002..............         0                3                  1               27
Activity during 2003:
 Issued.......................................       582              830                532              186
 Redeemed.....................................       (33)             (21)               (12)              (3)
                                                    ----           ------             ------             ----
Outstanding at December 31, 2003..............       549              812                521              240
                                                    ====           ======             ======             ====
Outstanding at December 31, 2003..............        --               --                 --               --
Activity during 2002:
 Issued.......................................        --                3                  1               31
 Redeemed.....................................        --               --                 --               (4)
                                                    ----           ------             ------             ----
Outstanding at December 31, 2002..............        --                3                  1               27
                                                    ====           ======             ======             ====
Outstanding at December 31, 2000..............        --               --                 --               --
Activity during 2001:
 Issued.......................................        --               --                 --               --
 Redeemed.....................................        --               --                 --               --
                                                    ----           ------             ------             ----
Outstanding at December 31, 2001..............        --               --                 --               --
                                                    ====           ======             ======             ====


                                                HARRIS OAKMARK
                                                LARGE CAP VALUE
                                                   DIVISION
                                                ---------------
(In Thousands)
Outstanding at December 31, 2002..............        210
Activity during 2003:
 Issued.......................................        182
 Redeemed.....................................          0
                                                     ----
Outstanding at December 31, 2003..............        392
                                                     ====
Outstanding at December 31, 2003..............         --
Activity during 2002:
 Issued.......................................        297
 Redeemed.....................................        (87)
                                                     ----
Outstanding at December 31, 2002..............        210
                                                     ====
Outstanding at December 31, 2000..............         --
Activity during 2001:
 Issued.......................................         --
 Redeemed.....................................         --
                                                     ----
Outstanding at December 31, 2001..............         --
                                                     ====

------------

(a)  For the Period January 1, 2003 to April 27, 2003
(b)  For the Period January 1, 2003 to August 25, 2003
(c)  For the Period April 28, 2003 to December 31, 2003
(d)  For the Period January 1, 2003 to April 30, 2003


                  HARRIS                 STATE STREET   STATE STREET   STATE STREET
      ALGER       OAKMARK      DAVIS       RESEARCH       RESEARCH       RESEARCH       JANUS                       PIMCO
      EQUITY      FOCUSED     VENTURE       MONEY           BOND        AGGRESSIVE    AGGRESSIVE      PIMCO         TOTAL
      GROWTH       VALUE       VALUE        MARKET         INCOME         GROWTH        GROWTH     INNOVATION       RETURN
     DIVISION    DIVISION     DIVISION     DIVISION       DIVISION     DIVISION(C)     DIVISION     DIVISION       DIVISION
     --------   -----------   --------   ------------   ------------   ------------   ----------   -----------   ------------
        263          342         52             14           126              0           69            18            208
        103          171        171          3,033            20            583           14            33            474
        (39)         (19)       (17)          (287)          (56)           (21)         (34)            0            (10)
       ----       ------        ---         ------          ----           ----          ---           ---          -----
        327          494        206          2,760            90            562           49            51            672
       ====       ======        ===         ======          ====           ====          ===           ===          =====
        116          114         --             --            --             --            9             2             --
        224          393         55             56           187             --           65            85            265
        (77)        (165)        (3)           (42)          (61)            --           (5)          (69)           (57)
       ----       ------        ---         ------          ----           ----          ---           ---          -----
        263          342         52             14           126             --           69            18            208
       ====       ======        ===         ======          ====           ====          ===           ===          =====
        212           --         --             --            --             --           --            --             --
        291          140         --             --            --             --            9             2             --
       (387)         (26)        --             --            --             --           --            --             --
       ----       ------        ---         ------          ----           ----          ---           ---          -----
        116          114         --             --            --             --            9             2             --
       ====       ======        ===         ======          ====           ====          ===           ===          =====

                                                                                  AMERICAN
                                                                       AMERICAN     FUNDS
     T. ROWE PRICE    MET/AIM    MET/AIM       HARRIS       AMERICAN    FUNDS      GLOBAL
        MID-CAP      SMALL CAP   MID CAP       OAKMARK       FUNDS     GROWTH-      SMALL
        GROWTH        GROWTH       CORE     INTERNATIONAL    GROWTH     INCOME       CAP
       DIVISION      DIVISION    DIVISION     DIVISION      DIVISION   DIVISION   DIVISION
     -------------   ---------   --------   -------------   --------   --------   ---------
            3           131         11             8           155        156         28
           92            22         15            93           807        528        195
            0           (81)         0             0           (24)       (24)       (12)
          ---          ----         --           ---          ----       ----        ---
           95            72         26           101           938        660        211
          ===          ====         ==           ===          ====       ====        ===
           --            --         --            --            --         --         --
            3           169         12             8           165        166         40
           --           (38)        (1)           --           (10)       (10)       (12)
          ---          ----         --           ---          ----       ----        ---
            3           131         11             8           155        156         28
          ===          ====         ==           ===          ====       ====        ===
           --            --         --            --            --         --         --
           --            --         --            --            --         --         --
           --            --         --            --            --         --         --
          ---          ----         --           ---          ----       ----        ---
           --            --         --            --            --         --         --
          ===          ====         ==           ===          ====       ====        ===

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES. A summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for each of the three years in the period ended December 31, 2003 or lesser time period if applicable.

                                          S&P 500              MONEY                                  MANAGED
                                           INDEX              MARKET            BOND INDEX            EQUITY
                                        DIVISION(A)         DIVISION(A)         DIVISION(A)         DIVISION(A)
                                     -----------------   -----------------   -----------------   -----------------
2003
Units (In Thousands)...............                 --                  --                  --                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $              --   $              --   $              --   $              --
Net Assets (In Thousands)..........  $              --   $              --   $              --   $              --
Investment Income Ratio to Net
 Assets(2).........................               0.91%               0.30%               1.60%               0.52%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................      2.31% to 2.64%      0.08% to 0.34%      1.59% to 1.91%      1.34% to 1.67%
2002
Units (In Thousands)...............              4,738               2,383                 627                 308
Unit Fair Value, Lowest to
 Highest(1)........................  $  7.17 to $33.21   $ 11.75 to $20.10   $ 13.04 to $28.84   $  8.45 to $28.23
Net Assets (In Thousands)..........  $          62,142   $          28,979   $          11,082   $           5,689
Investment Income Ratio to Net
 Assets(2).........................               1.69%               2.73%               5.11%               2.08%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................   -22.80 to -22.10%      0.73% to 1.64%     9.75% to 10.74%  -23.90% to -23.21%
2001
Units (In Thousands)...............              4,100               3,426                 558                 302
Unit Fair Value, Lowest to
 Highest(1)........................  $  9.21 to $42.99   $ 11.57 to $19.94   $ 11.83 to $26.27   $ 11.01 to $37.07
Net Assets (In Thousands)..........  $          74,011   $          40,994   $           9,178   $           7,793
Investment Income Ratio to Net
 Assets(2).........................               0.00%               0.00%               0.00%               0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................  -12.80% to -12.00%      3.12% to 4.05%      7.42% to 8.39%      0.92% to 1.89%

                                           ASSET           INTERNATIONAL
                                        ALLOCATION             INDEX
                                        DIVISION(A)         DIVISION(A)
                                     -----------------   -----------------
2003
Units (In Thousands)...............                 --                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $              --   $              --
Net Assets (In Thousands)..........  $              --   $              --
Investment Income Ratio to Net
 Assets(2).........................               0.66%               0.67%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................      3.19% to 3.55%    -2.84% to -2.56%
2002
Units (In Thousands)...............                566                 405
Unit Fair Value, Lowest to
 Highest(1)........................  $  9.53 to $33.16   $  6.94 to $13.37
Net Assets (In Thousands)..........  $           9,400   $           7,077
Investment Income Ratio to Net
 Assets(2).........................               3.75%               1.42%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................  -14.83% to -14.08%  -16.63% to -14.94%
2001
Units (In Thousands)...............                577                 390
Unit Fair Value, Lowest to
 Highest(1)........................  $ 11.09 to $38.92   $  8.16 to $15.85
Net Assets (In Thousands)..........  $          12,411   $           8,258
Investment Income Ratio to Net
 Assets(2).........................               0.00%               0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................    -7.40% to -6.57%  -21.69% to -26.98%

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

                                                      VIP                  VIP                  VIP                 VIP
       MID CAP EQUITY      SMALL CAP EQUITY      EQUITY-INCOME            GROWTH              OVERSEAS         ASSET MANAGER
        DIVISION(A)          DIVISION(A)            DIVISION             DIVISION             DIVISION            DIVISION
     ------------------   ------------------   ------------------   ------------------   ------------------   ----------------
                     --                   --                1,287                2,373                  855                267
     $               --   $               --   $  10.68 to $28.34   $   8.22 to $26.73   $   9.09 to $19.28   $10.79 to $17.68
     $               --   $               --   $           25,787   $           41,478   $           12,744   $          3,707
                   0.00%               16.84%                1.71%                0.27%                0.72%              3.26%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%
          4.60% to 8.56%     -2.09% to -1.76%     29.19% to 30.41%     31.63% to 32.94%     42.14% to 43.44%   16.90% to 18.00%
                    454                  413                1,255                2,563                  837                237
     $   5.87 to $10.72   $  10.19 to $11.41   $   8.19 to $21.90   $   6.18 to $20.29   $   6.34 to $13.56   $ 9.15 to $15.09
     $            4,032   $            4,558   $           20,551   $           34,811   $            9,000   $          2,812
                   0.00%                0.00%                1.72%                0.25%                0.79%              3.93%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%
      -27.82% to -27.16%   -17.62% to -16.88%   -17.69% to -16.95%   -30.73% to -30.10%   -20.99% to -20.28%   -9.54% to -8.73%
                    446                  346                1,177                2,470                  830                236
     $   8.06 to $14.82   $  12.26 to $13.82   $  10.19 to $26.55   $   8.85 to $29.28   $   7.96 to $17.15   $10.02 to $16.64
     $            5,538   $            4,696   $           24,164   $           49,500   $           11,330   $          3,201
                   0.00%                0.00%                1.68%                0.08%                5.56%              3.89%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%
       -26.95% to 26.28%     16.12% to 17.15%     -5.81% to -4.96%   -18.39% to -17.65%   -21.87% to -21.17%   -4.95% to -4.09%

            VIP                 VIP
        HIGH INCOME           MID CAP
          DIVISION            DIVISION
     ------------------   ----------------
                    685                491
     $   9.32 to $13.10   $13.51 to $13.96
     $            7,738   $          6,697
                   6.37%              0.38%
          0.00% to 0.90%     0.00% to 0.90%
        26.11% to 27.33%   37.41% to 38.65%
                    583                464
     $   7.32 to $10.11   $ 9.83 to $10.07
     $            5,369   $          4,596
                  10.81%              0.63%
          0.00% to 0.90%     0.00% to 0.90%
          2.52% to 3.44%  -10.63% to -9.82%
                    681                198
     $    7.08 to $9.84   $11.07 to $11.17
     $            6,101   $          2,191
                  12.00%              0.00%
          0.00% to 0.90%     0.00% to 0.90%
      -12.52% to -11.73%   -4.08% to -3.21%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES (CONTINUED)

                                            VAN ECK             VAN ECK             RUSSELL
                                           WORLDWIDE           WORLDWIDE          MULTI-STYLE           RUSSELL
                                          HARD ASSETS       EMERGING MARKETS         EQUITY            CORE BOND
                                            DIVISION            DIVISION            DIVISION            DIVISION
                                       ------------------   ----------------   ------------------   ----------------
2003
Units (In Thousands).................                  58                82                   536                186
Unit Fair Value, Lowest to
 Highest(1)..........................  $  12.62 to $16.95   $13.11 to $20.40   $   9.15 to $13.95   $13.38 to $15.44
Net Assets (In Thousands)............  $              803   $         1,314    $            6,622   $          2,756
Investment Income Ratio to Net
 Assets(2)...........................                0.32%             0.08%                 0.71%              5.40%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%    0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................     43.76% to 45.06%  52.79% to 54.21%      27.79% to 28.19%     5.17% to 5.61%
2002
Units (In Thousands).................                  42                54                   541                187
Unit Fair Value, Lowest to
 Highest(1)..........................  $   8.78 to $11.75   $8.58 to $13.30    $   7.16 to $10.88   $12.68 to $14.62
Net Assets (In Thousands)............  $              400   $           579    $            5,233   $          2,650
Investment Income Ratio to Net
 Assets(2)...........................                0.72%             0.20%                 0.60%              2.97%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%    0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................     -3.70% to -2.85%  -3.77% to -2.90%    -23.88% to -23.57%     7.87% to 8.30%
2001
Units (In Thousands).................                  36                83                   606                244
Unit Fair Value, Lowest to
 Highest(1)..........................  $   9.12 to $12.16   $8.91 to $13.78    $   9.41 to $14.23   $11.71 to $13.51
Net Assets (In Thousands)............  $              347   $           816    $            7,720   $          3,204
Investment Income Ratio to Net
 Assets(2)...........................                1.08%             0.00%                 0.46%              5.82%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%    0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................   -11.25% to -10.45%  -2.69% to -1.81%    -14.98% to -14.64%     6.45% to 6.87%

                                            RUSSELL
                                           AGGRESSIVE            RUSSELL
                                             EQUITY               NON-US
                                            DIVISION             DIVISION
                                       ------------------   ------------------
2003
Units (In Thousands).................                 190                  216
Unit Fair Value, Lowest to
 Highest(1)..........................  $  10.52 to $15.98   $   9.97 to $11.68
Net Assets (In Thousands)............  $            2,736   $            2,480
Investment Income Ratio to Net
 Assets(2)...........................                0.10%                2.64%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................     44.29% to 44.86%     37.58% to 38.10%
2002
Units (In Thousands).................                 206                  201
Unit Fair Value, Lowest to
 Highest(1)..........................  $   7.29 to $11.03   $    7.25 to $8.47
Net Assets (In Thousands)............  $            2,038   $            1,669
Investment Income Ratio to Net
 Assets(2)...........................                0.00%                1.53%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................  -19.78% to - 19.46%   -15.91% to -15.57%
2001
Units (In Thousands).................                 240                  243
Unit Fair Value, Lowest to
 Highest(1)..........................  $   9.09 to $13.69   $   8.62 to $10.05
Net Assets (In Thousands)............  $            2,989   $            2,413
Investment Income Ratio to Net
 Assets(2)...........................                0.10%                0.56%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(1)(3).....       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).......................     -3.24% to -2.85%   -22.73% to -22.42%

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

      AMERICAN CENTURY     AMERICAN CENTURY     AMERICAN CENTURY       J.P. MORGAN            J.P. MORGAN
      INCOME & GROWTH       INTERNATIONAL            VALUE                BOND               SMALL COMPANY
          DIVISION             DIVISION             DIVISION            DIVISION               DIVISION
     ------------------   ------------------   ------------------   -----------------   -----------------------
                    257                  353                  325                 123                    252
     $   9.16 to $11.73   $    8.69 to $9.90   $  13.21 to $15.73   $ 12.66 to $13.54     $  12.00 to $14.24
     $            2,899   $            3,418   $            4,703   $           1,597     $            3,431
                   1.33%                0.71%                1.10%               5.85%                  0.00%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%
        28.22% to 29.36%     23.37% to 24.47%     27.85% to 28.93%      2.78% to 3.68%       34.70% to 36.00%
                    277                  387                  380                 174                    269
     $    7.14 to $9.12   $    7.04 to $7.99   $  10.33 to $12.27   $ 12.32 to $13.06     $   8.91 to $10.53
     $            2,402   $            3,018   $            4,258   $           2,186     $            2,698
                   1.14%                0.78%                0.57%               0.63%                  0.19%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%
      -20.09% to -19.37%   -21.08% to -20.37%   -13.40% to -12.62%      7.83% to 8.80%     -22.35% to -21.65%
                    336                  386                  136                  94                    242
     $   8.94 to $11.37   $   8.91 to $10.10   $  11.95 to $14.12   $ 11.42 to $12.00     $  11.47 to $13.51
     $            3,458   $            3,773   $            1,825   $           1,097     $            3,129
                   0.92%                0.09%                1.07%               5.72%                  0.04%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%
        -9.17% to -8.35%   -29.81% to -29.17%     11.82% to 12.82%      5.97% to 6.93%       -8.85% to -8.03%

            SEI                  SEI                  SEI
      LARGE CAP VALUE      LARGE CAP GROWTH     SMALL CAP VALUE
        DIVISION(B)          DIVISION(B)          DIVISION(B)
     ------------------   ------------------   ------------------
                     --                   --                   --
     $               --   $               --   $               --
     $               --   $               --   $               --
                   0.83%                0.03%                0.65%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
        12.86% to 13.54%     11.40% to 12.18%     20.43% to 21.15%
                    697                1,014                  236
     $    8.18 to $9.09   $    3.50 to $7.98   $   8.16 to $12.67
     $            6,242   $            3,597   $            2,917
                   1.47%                0.00%                0.34%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
      -15.06% to -14.30%   -32.35% to -31.74%     -9.37% to -8.56%
                    608                  632                  190
     $  10.48 to $10.63   $    5.17 to $5.51   $  13.43 to $13.85
     $            6,400   $            3,323   $            2,606
                   1.29%                0.00%                0.51%
          0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
        -3.46% to -2.92%   -27.80% to -27.14%     13.86% to 14.89%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES (CONTINUED)

                                                                                        SEI
                                            SEI                   SEI             EMERGING MARKETS           SEI
                                      SMALL CAP GROWTH    INTERNATIONAL EQUITY         EQUITY         CORE FIXED INCOME
                                        DIVISION(B)           DIVISION(B)           DIVISION(B)          DIVISION(B)
                                     ------------------   --------------------   ------------------   -----------------
2003
Units (In Thousands)...............                  --                    --                    --                 --
Unit Fair Value, Lowest to
 Highest(1)........................  $               --    $               --    $               --   $             --
Net Assets (In Thousands)..........  $               --    $               --    $               --   $             --
Investment Income Ratio to Net
 Assets(2).........................                0.00%                 0.00%                 0.00%              2.35%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................     20.92% to 21.61%      12.53% to 13.24%      19.73% to 20.40%     0.10% to 0.64%
2002
Units (In Thousands)...............                 226                   441                   219                359
Unit Fair Value, Lowest to
 Highest(1)........................  $    5.06 to $7.60    $    4.77 to $8.00    $    4.85 to $8.20   $10.74 to $12.82
Net Assets (In Thousands)..........  $            1,161    $            2,142    $            1,086   $          4,531
Investment Income Ratio to Net
 Assets(2).........................                0.00%                 0.46%                 0.00%              3.99%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................   -28.57% to -27.93%    -18.88% to -18.15%      -9.84% to -9.03%    9.20% to 10.07%
2001
Units (In Thousands)...............                 229                   437                   208                825
Unit Fair Value, Lowest to
 Highest(1)........................  $    7.07 to $7.50    $    5.88 to $6.24    $    5.36 to $6.07   $11.49 to $11.63
Net Assets (In Thousands)..........  $            1,641    $            2,642    $            1,170   $          9,524
Investment Income Ratio to Net
 Assets(2).........................                0.00%                 0.14%                 0.00%              0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................   -22.62% to -21.91%    -24.73% to -24.06%    -11.89% to -11.08%     6.73% to 7.57%

                                                              SEI
                                           SEI           INTERNATIONAL
                                     HIGH YIELD BOND      FIXED INCOME
                                       DIVISION(B)        DIVISION(D)
                                     ----------------   ----------------
2003
Units (In Thousands)...............                --                 --
Unit Fair Value, Lowest to
 Highest(1)........................  $             --   $             --
Net Assets (In Thousands)..........  $             --   $             --
Investment Income Ratio to Net
 Assets(2).........................              4.12%              1.57%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................     0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................     5.37% to 6.03%     2.77% to 3.06%
2002
Units (In Thousands)...............               113                105
Unit Fair Value, Lowest to
 Highest(1)........................  $10.17 to $10.78   $11.03 to $11.38
Net Assets (In Thousands)..........  $          1,194   $          1,157
Investment Income Ratio to Net
 Assets(2).........................              7.56%              6.81%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................     0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................     4.59% to 5.47%   18.68% to 19.64%
2001
Units (In Thousands)...............               114                 92
Unit Fair Value, Lowest to
 Highest(1)........................  $10.05 to $10.22   $  9.28 to $9.59
Net Assets (In Thousands)..........  $          1,152   $            859
Investment Income Ratio to Net
 Assets(2).........................              9.26%              0.78%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3).....................     0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4).....................     3.07% to 4.00%   -6.16% to -5.32%

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

            SEI
     EMERGING MARKETS          JANUS            T. ROWE PRICE        T. ROWE PRICE      NEUBERGER BERMAN            FI
           DEBT               MID CAP          SMALL CAP GROWTH     LARGE CAP GROWTH      MID CAP VALUE     INTERNATIONAL STOCK
       DIVISION (B)           DIVISION             DIVISION             DIVISION            DIVISION             DIVISION
     -----------------   ------------------   ------------------   ------------------   -----------------   -------------------
                    --                  647                  694                  579                 97                   176
     $              --   $   4.35 to $11.02   $   8.07 to $10.95   $   8.33 to $10.82   $11.56 to $11.73    $  10.37 to $10.55
     $              --   $            2,868   $            5,699   $            4,919   $          1,124    $            1,837
                  2.25%                0.00%                0.00%                0.12%              0.19%                 0.51%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%        0.00% to 0.90%
       19.90% to 20.65%     33.28% to 34.62%     39.66% to 40.92%     29.59% to 30.88%   35.32% to 36.56%      26.87% to 28.05%
                    18                  790                  310                  516                 23                   111
     $ 10.35 to $13.23   $    3.26 to $8.19   $    5.78 to $7.70   $    6.43 to $8.27   $  8.54 to $8.59    $    8.10 to $8.24
     $             237   $            2,599   $            1,810   $            3,355   $            193    $              908
                  9.30%                0.00%                0.00%                0.28%              0.00%                 0.00%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%        0.00% to 0.90%
         9.00% to 9.93%   -29.63% to -28.99%   -27.34% to -26.68%   -23.93% to -23.24%  -10.44% to -9.63%    -18.23% to -17.49%
                    24                  848                  160                  258                 --                    --
     $ 11.89 to $12.04   $    4.63 to $4.70   $    7.96 to $8.08   $    8.45 to $8.58   $             --    $               --
     $             284   $            3,944   $            1,280   $            2,197   $             --    $               --
                 10.27%                0.00%                0.00%                0.01%                --                    --
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%                --                    --
       11.56% to 12.56%   -37.90% to -37.32%     -9.86% to -9.03%    -10.70% to -9.90%                --                    --


      MORGAN STANLEY          METLIFE
        EAFE INDEX          STOCK INDEX
         DIVISION            DIVISION
     -----------------   -----------------
                   446               4,947
     $  9.51 to $18.16   $  9.19 to $42.22
     $           6,115   $          78,877
                  0.01%               0.01%
         0.00% to 0.90%      0.00% to 0.90%
       37.70% to 38.81%    22.02% to 28.22%
                     1                  17
     $            8.09   $            8.19
     $               8   $             139
                  0.00%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
                -16.63%             -22.33%
                    --                  --
     $              --   $              --
     $              --                  --
                    --                  --
                    --                  --
                    --                  --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES (CONTINUED)

                                     METLIFE MID CAP     STATE STREET RESEARCH   STATE STREET RESEARCH     LEHMAN BROTHERS
                                       STOCK INDEX          LARGE CAP VALUE           DIVERSIFIED        AGGREGATE BOND INDEX
                                         DIVISION              DIVISION                DIVISION                DIVISION
                                    ------------------   ---------------------   ---------------------   --------------------
2003
Units (In Thousands)..............                  22                   324                     549                     812
Unit Fair Value, Lowest to
 Highest(1).......................  $  10.91 to $13.18    $  10.59 to $38.02      $  10.88 to $39.52      $  11.20 to $29.65
Net Assets (In Thousands).........  $              279    $            7,587      $           10,538      $           13,820
Investment Income Ratio to Net
 Assets(2)........................                0.07%                 1.38%                   0.00%                   0.08%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................       0.00% to 0.90%        0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4)....................     30.99% to 34.89%      30.41% to 35.65%        14.28% to 20.38%          1.15% to 3.66%
2002
Units (In Thousands)..............                   1                     1                      --                       3
Unit Fair Value, Lowest to
 Highest(1).......................  $             8.09    $             7.81      $             9.04      $            10.80
Net Assets (In Thousands).........  $               10    $                7      $                1      $               29
Investment Income Ratio to Net
 Assets(2)........................                0.00%                 0.38%                   0.00%                   0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................       0.00% to 0.90%        0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4)....................              -14.91%                   --                  -13.93%                  10.23%
2001
Units (In Thousands)..............                  --                    --                      --                      --
Unit Fair Value, Lowest to
 Highest(1).......................  $               --    $                -      $               --      $               --
Net Assets (In Thousands).........                  --    $               --      $               --      $               --
Investment Income Ratio to Net
 Assets(2)........................                  --                    --                      --                      --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................                  --                    --                      --                      --
Total Return, Lowest to
 Highest(1)(4)....................                  --                    --                      --                      --

                                    STATE STREET RESEARCH
                                           AURORA           RUSSEL 2000 INDEX
                                          DIVISION               DIVISION
                                    ---------------------   ------------------
2003
Units (In Thousands)..............                  521                    210
Unit Fair Value, Lowest to
 Highest(1).......................   $  10.96 to $16.98     $  10.90 to $11.43
Net Assets (In Thousands).........   $            8,450     $            2,300
Investment Income Ratio to Net
 Assets(2)........................                 0.00%                  0.19%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................        0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4)....................      48.96% to 50.18%       44.77% to 46.02%
2002
Units (In Thousands)..............                    1                     27
Unit Fair Value, Lowest to
 Highest(1).......................   $             7.30     $    7.53 to $7.83
Net Assets (In Thousands).........   $                6     $              204
Investment Income Ratio to Net
 Assets(2)........................                 0.00%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................        0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(1)(4)....................               -21.32%     -21.18% to -20.46%
2001
Units (In Thousands)..............                   --                     --
Unit Fair Value, Lowest to
 Highest(1).......................   $               --     $               --
Net Assets (In Thousands).........   $               --     $               --
Investment Income Ratio to Net
 Assets(2)........................                   --                     --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(1)(3)....................                   --                     --
Total Return, Lowest to
 Highest(1)(4)....................                   --                     --

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

       HARRIS OAKMARK                             HARRIS OAKMARK                           STATE STREET RESEARCH
      LARGE CAP VALUE     ALGER EQUITY GROWTH     FOCUSED VALUE      DAVIS VENTURE VALUE       MONEY MARKET
          DIVISION             DIVISION              DIVISION             DIVISION               DIVISION
     ------------------   -------------------   ------------------   -------------------   ---------------------
                    392                   327                  494                   206                 2,760
     $  10.28 to $10.51   $    6.33 to $10.15   $  11.59 to $13.75   $   11.06 to $11.22    $  10.16 to $20.10
     $            4,098   $             2,138   $            6,677   $             2,285    $           33,535
                   0.00%                 0.05%                0.12%                 0.17%                 1.04%
          0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
        24.33% to 25.46%      33.83% to 35.17%     31.48% to 32.71%      29.71% to 30.94%        -.10% to 0.83%
                    210                   263                  342                    52                    14
     $    8.19 to $8.38   $     4.73 to $7.51   $   8.74 to $10.36   $     8.50 to $8.57    $            10.08
     $            1,755   $             1,256   $            3,523   $               441    $              140
                   0.32%                 0.00%                0.16%                 0.01%                33.69%
          0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
      -14.93% to -14.16%    -33.77% to -33.17%     -9.65% to -8.84%    -17.12% to -16.37%                 1.41%
                      -                   116                  114                    --                    --
     $                -   $     7.14 to $7.24   $  11.30 to $11.37   $                --    $               --
     $                -   $               833                1,301   $                --    $               --
                      -                  0.21%                0.00%                   --                    --
                      -         0.00% to 0.90%       0.00% to 0.90%                   --                    --
                      -     -12.79% to -12.02%     26.66% to 27.78%                   --                    --

     STATE STREET RESEARCH   STATE STREET RESEARCH          JANUS
          BOND INCOME             AGGRESSIVE          AGGRESSIVE GROWTH
           DIVISION               DIVISION(C)             DIVISION
     ---------------------   ---------------------   -------------------
                      90                     562                      49
      $  11.11 to $11.28      $   8.17 to $14.81     $     6.89 to $9.96
      $            1,005      $            6,464     $               350
                    3.95%                   0.00%                   0.00%
           0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%
           4.89% to 5.87%        29.51% to 30.45%        28.75% to 29.93%
                     126                      --                      69
      $  10.59 to $10.65      $               --     $     5.35 to $7.67
      $            1,340      $               --     $               375
                    0.00%                     --                    0.00%
           0.00% to 0.90%                     --           0.00% to 0.90%
           7.48% to 8.45%                     --       -31.18% to -30.56%
                      --                      --                       9
      $               --      $               --     $     7.77 to $7.78
      $               --      $               --     $                70
                      --                      --                    0.00%
                      --                      --           0.00% to 0.90%
                      --                      --         10.67% to 10.92%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. UNIT VALUES (CONTINUED)

                                                                                        PIMCO            T. ROWE PRICE
                                                              PIMCO INNOVATION       TOTAL RETURN        MID-CAP GROWTH
                                                                  DIVISION             DIVISION             DIVISION
                                                              -----------------    ----------------    ------------------
2003
Units (In Thousands)........................................                 51                 672                    95
Unit Fair Value, Lowest to Highest(1).......................  $   5.85 to $9.86    $11.04 to $11.20    $   9.39 to $10.01
Net Assets (In Thousands)...................................  $             311    $          7,483    $              901
Investment Income Ratio to Net Assets(2)....................               0.00%               4.65%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(1)(3)..............................................      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(1)(4).......................    56.43% to 57.97%      3.62% to 4.50%      35.87% to 37.22%
2002
Units (In Thousands)........................................                 18                 208                     3
Unit Fair Value, Lowest to Highest(1).......................  $   3.74 to $6.24    $10.65 to $10.72    $    6.91 to $7.30
Net Assets (In Thousands)...................................  $              70    $          2,226    $               24
Investment Income Ratio to Net Assets(2)....................               0.00%               0.00%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(1)(3)..............................................      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(1)(4).......................  -51.01% to -50.57%      8.59% to 9.57%    -44.50% to -44.00%
2001
Units (In Thousands)........................................                  2                  --                    --
Unit Fair Value, Lowest to Highest(1).......................  $   7.63 to $7.68    $             --    $               --
Net Assets (In Thousands)...................................  $              15                  --                    --
Investment Income Ratio to Net Assets(2)....................               0.00%                 --                    --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(1)(3)..............................................      0.00% to 0.90%                 --                    --
Total Return, Lowest to Highest(1)(4).......................    46.35% to 46.68%                 --                    --

------------

(1) General American sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2003 to April 27, 2003

(b)  For the Period January 1, 2003 to August 25, 2003

(c)  For the Period January April 28, 2003 to December 31, 2003

(d)  For the Period January 1, 2003 to April 30, 2003

           MET/AIM               MET/AIM           HARRIS OAKMARK        AMERICAN FUNDS        AMERICAN FUNDS
      SMALL CAP GROWTH     MID CAP CORE EQUITY      INTERNATIONAL            GROWTH             GROWTH-INCOME
          DIVISION              DIVISION              DIVISION              DIVISION              DIVISION
     -------------------   -------------------   -------------------   -------------------   -------------------
                      72                    26                   101                   938                   660
     $   10.48 to $10.96   $   10.71 to $10.87   $   11.28 to $11.50   $   10.91 to $11.11   $   10.78 to $10.94
     $               754   $               285   $             1,887   $            10,298   $             7,145
                    0.00%                 1.28%                 2.17%                 0.17%                 1.39%
           0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
         37.88% to 39.04%      25.22% to 26.47%      34.19% to 35.31%      35.55% to 36.84%      31.25% to 32.43%
                     131                    11                     8                   155                   156
     $     7.60 to $7.88   $     8.49 to $8.60   $     8.34 to $8.50   $     8.05 to $8.12   $     8.16 to $8.26
     $             1,004   $                98   $                67   $             1,246   $             1,282
                    0.00%                 0.09%                 0.21%                 0.08%                 2.61%
           0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
       -27.90% to -27.25%    -11.40% to -10.60%    -18.60% to -17.87%    -25.13% to -24.45%    -19.07% to -18.34%
                      --                    --                    --                    --                    --
     $                --   $                --   $                --   $                --   $                --
                      --                    --                    --                    --                    --
                      --                    --                    --                    --                    --
                      --                    --                    --                    --                    --
                      --                    --                    --                    --                    --

       AMERICAN FUNDS
      GLOBAL SMALL CAP
          DIVISION
     -------------------
                     211
     $   11.66 to $12.00
     $             2,470
                    0.24%
           0.00% to 0.90%
         52.07% to 53.56%
                      28
     $     7.67 to $7.82
     $               212
                    0.25%
           0.00% to 0.90%
       -19.78% to -19.05%
                      --
     $                --
                      --
                      --
                      --
                      --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

7. CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS. Effective April 28, 2003, the Money Market Fund, S&P 500 Index Portfolio, Bond Index Portfolio, Managed Equity Portfolio, International Index Portfolio, Mid-Cap Portfolio, Small-Cap Equity Portfolio and the Asset Allocation Portfolio of the General American Capital Company merged into the State Street Research Money Market Portfolio of the New England Zenith Fund and the MetLife Stock Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Large Cap Value Portfolio, Morgan Stanley EAFE Index Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio and the State Street Research Diversified Portfolio of the Metropolitan Fund, respectively.

Effective April 30, 2003, the SEI International Fixed Income Fund of the SEI Insurance Products Trust was liquidated. The proceeds were transferred to the State Street Research Money Market Portfolio of the Metropolitan Fund.

Effective May 1, 2003, all series of the New England Zenith Fund became new organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies, or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective August 25, 2003, all Funds of the SEI Insurance Products Trust are no longer available for investment. All cash value allocated to the Funds were redeemed and the liquidated proceeds were transferred to the State Street Research Money Market Portfolio of the Metropolitan Fund.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder of
General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and Subsidiaries ("General American" or the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American as of December 31, 2003 and 2002, and the consolidated results of their operations and its consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on October 1, 2003, and recorded the impact as a cumulative effect of a change in accounting principle. In addition, as of January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to statement of Financial Accounting Standards No. 142.

DELOITTE & TOUCHE LLP

Tampa, Florida
April 8, 2004

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002
             (DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2003      2002
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $11,013 and $8,968, respectively).....  $11,695   $ 9,440
  Equity securities, at fair value (cost: $156 and $121,
     respectively)..........................................      167       121
  Mortgage loans on real estate.............................      953       852
  Policy loans..............................................    2,576     2,488
  Real estate and real estate joint ventures
     held-for-investment....................................       71        66
  Real estate held-for-sale.................................       --        25
  Other limited partnership interests.......................       41        53
  Short-term investments....................................       90       108
  Other invested assets.....................................    2,847     2,090
                                                              -------   -------
          Total investments.................................   18,440    15,243
Cash and cash equivalents...................................      369       398
Accrued investment income...................................      154       140
Premiums and other receivables..............................    2,182     1,803
Deferred policy acquisition costs...........................    2,639     1,775
Other assets................................................      331       469
Separate account assets.....................................    3,324     3,090
                                                              -------   -------
          Total assets......................................  $27,439   $22,918
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 8,174   $ 6,937
  Policyholder account balances.............................    7,889     6,889
  Other policyholder funds..................................    1,734     1,185
  Policyholder dividends payable............................      126       125
  Short-term debt...........................................       --        19
  Long-term debt............................................      501       431
  Shares subject to mandatory redemption....................      158        --
  Current income taxes payable..............................       40        77
  Deferred income taxes payable.............................      456       289
  Payables under securities loaned transactions.............    1,179       679
  Other liabilities.........................................    1,439     1,059
  Separate account liabilities..............................    3,324     3,090
                                                              -------   -------
          Total liabilities.................................   25,020    20,780
                                                              -------   -------
Company-obligated mandatorily redeemable securities of
  subsidiary trusts.........................................       --       158
                                                              -------   -------
Stockholder's Equity:
  Preferred stock, par value $1,000 per share; 110,000
     shares authorized; 93,402 shares issued and outstanding
     at December 31, 2003...................................       93        --
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding at
     December 31, 2003 and 2002.............................        3         3
  Additional paid-in capital................................    1,746     1,594
  Retained earnings.........................................      309       207
  Accumulated other comprehensive income....................      268       176
                                                              -------   -------
          Total stockholder's equity........................    2,419     1,980
                                                              -------   -------
          Total liabilities and stockholder's equity........  $27,439   $22,918
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003     2002     2001
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $3,038   $2,417   $2,090
Universal life and investment-type product policy fees......     272      298      261
Net investment income.......................................   1,003    1,052    1,114
Other revenues..............................................      73      116      112
Net investment gains (losses) (net of amounts allocable from
  other accounts of ($7), $19 and ($15), respectively)......      16       40        9
                                                              ------   ------   ------
          Total revenues....................................   4,402    3,923    3,586
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   2,645    2,063    1,914
Interest credited to policyholder account balances..........     361      471      422
Policyholder dividends......................................     198      209      195
Other expenses (excludes amounts directly related to net
  investment gains (losses) of ($7), $19 and ($15),
  respectively).............................................   1,049      950      958
                                                              ------   ------   ------
          Total expenses....................................   4,253    3,693    3,489
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     149      230       97
Provision for income taxes..................................      46       75       60
                                                              ------   ------   ------
Income from continuing operations...........................     103      155       37
Loss from discontinued operations, net of income taxes......      (1)      (5)      --
                                                              ------   ------   ------
Income before cumulative effect of change in accounting.....     102      150       37
Cumulative effect of change in accounting, net of income
  taxes.....................................................       1       --       --
                                                              ------   ------   ------
Net income..................................................  $  103   $  150   $   37
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                                                           ACCUMULATED OTHER
                                                                                      COMPREHENSIVE INCOME (LOSS)
                                                                               -----------------------------------------
                                                                                                  FOREIGN      MINIMUM
                                                       ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                  PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                  ---------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at December 31, 2000....     $--        $3       $1,674       $111          $ 29           $(10)         $--       $1,807
  Dividends on common stock.....                                        (8)                                                    (8)
  Parents share of subsidiary's
    capital stock
    transactions................                             33                                                                33
Comprehensive income:
  Net income....................                                        37                                                     37
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      53                                       53
    Foreign currency translation
      adjustments...............                                                                      2                         2
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                               55
                                                                                                                           ------
  Comprehensive income..........                                                                                               92
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2001....      --         3        1,707        140            82             (8)          --        1,924
  Capital contributions.........                              1                                                                 1
  Sale of subsidiaries..........                           (114)                                                             (114)
  Dividends on common stock.....                                       (83)                                                   (83)
Comprehensive income:
  Net income....................                                       150                                                    150
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      95                                       95
    Foreign currency translation
      adjustments...............                                                                      7                         7
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                              102
                                                                                                                           ------
  Comprehensive income..........                                                                                              252
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2002....      --         3        1,594        207           177             (1)          --        1,980
  Issuance of preferred
    stock--by subsidiary........      93                                                                                       93
  Issuance of shares--by
    subsidiary..................                             24                                                                24
  Capital contributions.........                            131                                                               131
  Return of capital.............                             (3)                                                               (3)
  Dividends on common stock.....                                        (1)                                                    (1)
Comprehensive income:
  Net income....................                                       103                                                    103
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes.....................                                                      72                                       72
    Foreign currency translation
      adjustments...............                                                                     25                        25
    Minimum pension liability
      adjustment................                                                                                  (5)          (5)
                                                                                                                           ------
    Other comprehensive
      income....................                                                                                               92
                                                                                                                           ------
  Comprehensive income..........                                                                                              195
                                     ---        --       ------       ----          ----           ----          ---       ------
Balance at December 31, 2003....     $93        $3       $1,746       $309          $249           $ 24          $(5)      $2,419
                                     ===        ==       ======       ====          ====           ====          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   103   $   150   $    37
  Adjustments to reconcile net income to net cash provided
     by (used in) operating activities:
     Depreciation and amortization expenses.................       16        12        31
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (50)      (76)      (65)
     (Gains) losses from sales of investments and
       businesses, net......................................       (8)      (49)        6
     Interest credited to other policyholder account
       balances.............................................      361       471       422
     Universal life and investment-type product policy
       fees.................................................     (272)     (298)     (261)
     Change in premiums and other receivables...............     (397)     (789)     (288)
     Change in deferred policy acquisition costs, net.......     (818)     (497)     (283)
     Change in insurance-related liabilities................    1,785       856       256
     Change in income taxes payable.........................       65       148        35
     Change in other liabilities............................      179      (393)      (13)
     Other, net.............................................       37        77        53
                                                              -------   -------   -------
Net cash provided by (used in) operating activities.........    1,001      (388)      (70)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,439     5,347     2,346
     Equity securities......................................        5       107        28
     Mortgage loans on real estate..........................      167       298       221
     Real estate and real estate joint ventures.............       33        22         8
     Other limited partnership interests....................       --        --         6
  Purchases of:
     Fixed maturities.......................................   (7,404)   (6,966)   (2,894)
     Equity securities......................................      (39)      (56)      (93)
     Mortgage loans on real estate..........................     (284)      (88)      (71)
     Real estate and real estate joint ventures.............       (2)       (4)      (13)
     Other limited partnership interests....................       (2)      (16)       --
  Net change in short-term investments......................       18       (75)     (108)
  Net change in policy loans................................      (88)      (70)      (84)
  Proceeds from sales of businesses.........................       --       176        68
  Net change in payable under securities loaned
     transactions...........................................      500       679        --
  Other, net................................................     (744)     (836)     (144)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(2,401)  $(1,482)  $  (730)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                             (DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $ 2,015   $ 3,720   $ 1,932
     Withdrawals............................................   (1,092)   (1,921)   (1,513)
  Net change in short-term debt.............................      (19)       10         9
  Long-term debt issued.....................................       70         6       126
  Net proceeds from issuance of company-obligated
     mandatorily redeemable securities......................       --        --       191
  Proceeds from offering of common stock by subsidiary,
     net....................................................      398        --        --
  Dividends on common stock.................................       (1)      (83)       (8)
  Capital contribution from parent..........................       --         1        --
                                                              -------   -------   -------
Net cash provided by financing activities...................    1,371     1,733       737
                                                              -------   -------   -------
Change in cash and cash equivalents.........................      (29)     (137)      (63)
Cash and cash equivalents, beginning of year................      398       535       598
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   369   $   398   $   535
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
Cash paid (refunded) during the year:
  Interest..................................................  $     2   $    78   $    58
                                                              =======   =======   =======
  Income taxes..............................................  $    42   $   (30)  $    38
                                                              =======   =======   =======
Non-cash transactions during the year:
  Business dispositions--assets.............................  $    --   $ 6,863   $    61
                                                              =======   =======   =======
  Business dispositions--liabilities........................  $    --   $ 6,572   $    29
                                                              =======   =======   =======
  Real estate acquired in satisfaction of debt..............  $    13   $    13   $    --
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company and Subsidiaries ("General American" or the "Company"), is a wholly owned subsidiary of GenAmerica Financial Corporation ("GenAmerica").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America and Africa.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

     The accompanying consolidated financial statements include the accounts of
(i) the Company, (ii) partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners; and (iii) variable interest entities ("VIEs") created or acquired on or after February 1, 2003 of which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated. The Company continued to consolidate the financial statements of Reinsurance Group of America, Incorporated ("RGA") even though its ownership percentage declined to below 50% since the Company retained control of RGA through a majority representation on RGA's Board of Directors during 2002 and 2001. The Company's ownership of RGA increased to approximately 52% in 2003 as compared to 49% in 2002. See Note 14.

     Security Equity Life Insurance Company, which was sold to Metropolitan Life Insurance Company ("Metropolitan Life") in 2002, and Cova Corporation, which was sold to MetLife, Inc. ("MetLife") in 2002, are included in the accompanying consolidated financial statements until the date of sale. See Note 14.

     In October 2001, GenAmerica contributed the common stock in GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to General American.

     The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $930 million and $606 million at December 31, 2003 and 2002, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Investments

     The Company's principal investments are in fixed maturities, equity securities, and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

40 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144 Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

Structured Investment Transactions

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return of the investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar type instruments.

     The Company purchases or receives beneficial interests in special purpose entities ("SPEs"), which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities as that term is defined in Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 31, 2003), Consolidation of Variable Interest Entities, An Interpretation of ARB No. 51 ("FIN 46(r)"). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes, as defined by Emerging Issues Task Force ("EITF") Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in investment gains and losses.

Derivative Financial Instruments

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The Company also engages in certain reinsurance contracts that embed derivatives. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

     The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

     On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

     The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and (v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

     The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities, and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses.

     When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

     If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

Cash and Cash Equivalents

     The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $63 million and $55 million at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $10 million, $7 million and $8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $15 million and $26 million at December 31, 2003 and 2002, respectively. Related amortization expense was $6 million, $4 million and $6 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counter parties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisitions cost ("DAC"), including value of business acquired ("VOBA"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

     DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

     VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Goodwill

     The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

     Changes in goodwill were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Net balance at January 1....................................   $153     $200     $257
Amortization................................................     --       --      (15)
Disposition and other.......................................    (16)     (47)     (42)
                                                               ----     ----     ----
Net balance at December 31..................................   $137     $153     $200
                                                               ====     ====     ====

Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

     Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Other Revenues

     Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value related to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the insurance subsidiary's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Participating Business

     Participating business represented approximately 27% of the Company's life insurance in-force, and 52% of the number of life insurance policies in-force, at December 31, 2003. Participating policies represented approximately 92%, 81%, and 91%, of gross insurance premiums for the years ended December 31, 2003, 2002 and 2001, respectively. The percentages indicated are calculated excluding the business of the Reinsurance Segment.

Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type products fees.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Application of Recent Accounting Pronouncements

     Effective December 31, 2003, the Company adopted EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. See Note 2. The initial adoption of EITF 03-1 did not have a material impact on the Company's consolidated financial statements.

     In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revises disclosure requirements. In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts, by approximately $6 million, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. The initial adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of July 1, 2003, required the Company to reclassify $158 million of company-obligated mandatorily redeemable securities of subsidiary trusts from mezzanine equity to liabilities.

     In April 2003, the FASB cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 and required the Company decrease other invested assets by $1 million and to increase DAC by $2 million. These amounts, net of income tax of $300 thousand, were recorded as a cumulative effect of a change in accounting principle. As a result of the adoption of Issue B36, the Company recognized investment gains of $8 million, net of income tax and related amortization of DAC, for the three month period ended December 31, 2003.

     In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on its consolidated financial statements.

     During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). Certain of the Company's other limited partnership interests meet the definition of a variable interest entity ("VIE") and must be consolidated,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"). On March 31, 2004, the Company adopted the provisions of FIN 46(r) in its entirety. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of FIN 46(r) at March 31, 2004 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

     Effective January 1, 2002, the Company adopted SFAS No. 144. SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 15.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142, was $15 million for the year ended December 31, 2001. There was no amortization of other intangible assets for the year ended December 31, 2003. Amortization of other intangible assets was $1 million for both years ended December 31, 2002 and 2001. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002 and recorded no charge to earnings relating to the impairment of certain goodwill assets as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

     In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001 had no material impact on the consolidated financial statements. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $ 4,767    $344   $ 60    $ 5,051
  Mortgage-backed securities...............................     1,740      36     13      1,763
  Foreign corporate securities.............................     1,505     191     10      1,686
  U.S. treasuries/agencies.................................       465       5      1        469
  Asset-backed securities..................................       621      14      3        632
  Commercial mortgage-backed securities....................       852      36      1        887
  Foreign government securities............................     1,041     149      5      1,185
  States and political subdivisions........................        22      --     --         22
                                                              -------    ----   ----    -------
     Total fixed maturities................................   $11,013    $775   $ 93    $11,695
                                                              =======    ====   ====    =======
Equity Securities:
  Common stocks............................................   $    20    $  3   $ --         23
  Nonredeemable preferred stocks...........................       136       8     --        144
                                                              -------    ----   ----    -------
     Total equity securities...............................   $   156    $ 11   $ --    $   167
                                                              =======    ====   ====    =======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $3,917     $281   $ 99     $4,099
  Mortgage-backed securities...............................    1,685       71      5      1,751
  Foreign corporate securities.............................      895      112     13        994
  U.S. treasuries/agencies.................................      373        4     --        377
  Asset-backed securities..................................      788       16     28        776
  Commercial mortgage-backed securities....................      308       25      2        331
  Foreign government securities............................      897      143      2      1,038
  States and political subdivisions........................        4       --     --          4
  Other fixed income assets................................      101        5     36         70
                                                              ------     ----   ----     ------
     Total fixed maturities................................   $8,968     $657   $185     $9,440
                                                              ======     ====   ====     ======
Equity Securities:
  Common stocks............................................   $   14     $  2   $  3     $   13
  Nonredeemable preferred stocks...........................      107        1     --        108
                                                              ------     ----   ----     ------
     Total equity securities...............................   $  121     $  3   $  3     $  121
                                                              ======     ====   ====     ======

     The Company held foreign currency derivatives with notional amounts of $4 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003. The Company did not hold any foreign currency derivatives with notional amounts to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2002.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $454 million and $407 million at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $34 million and a net unrealized loss of $42 million at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $58 million and $40 million at December 31, 2003 and 2002, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The cost or amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                               COST OR
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                              (DOLLARS IN MILLIONS)
Due in one year or less.....................................   $   205     $   209
Due after one year through five years.......................     1,739       1,815
Due after five years through ten years......................     2,450       2,616
Due after ten years.........................................     3,406       3,773
                                                               -------     -------
          Subtotal..........................................     7,800       8,413
Mortgage-backed and asset-backed securities.................     3,213       3,282
                                                               -------     -------
          Total fixed maturities............................   $11,013     $11,695
                                                               =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Proceeds...................................................  $2,731   $3,784   $2,293
Gross investment gains.....................................  $   70   $  155   $  111
Gross investment losses....................................  $  (30)  $  (87)  $ (104)

     Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $38 million, $76 million and $52 million, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2003:

                                                                    EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                          ----------------------   ----------------------   ----------------------
                                          ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                            FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                            VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                          ---------   ----------   ---------   ----------   ---------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. corporate securities...............   $  466        $44         $105         $16        $  571        $60
Mortgage-backed securities..............      446         10           16           3           462         13
Foreign corporate securities............      106          9            7           1           113         10
U.S. treasuries/agencies................        4          1           --          --             4          1
Asset-backed securities.................       61          1           32           2            93          3
Commercial mortgage-backed securities...      144          1            8          --           152          1
Foreign government securities...........       35          5           --          --            35          5
States and political subdivisions.......        4         --           --          --             4         --
                                           ------        ---         ----         ---        ------        ---
  Total fixed maturities................   $1,266        $71         $168         $22        $1,434        $93
                                           ======        ===         ====         ===        ======        ===

SECURITIES LENDING PROGRAM

     The Company participated in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,068 million and $600 million and an estimated fair value of $1,138 million and $660 million were on loan under the program at December 31, 2003 and 2002, respectively. The Company was liable for cash collateral under its control of $1,179 million and $679 million at December 31, 2003 and 2002, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $557 million and $293 million at December 31, 2003 and 2002, respectively. The Company's securities held in trust to satisfy collateral requirements had an amortized cost of $1,446 million and $1,285 million at December 31, 2003 and 2002, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2003          2002
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Commercial mortgage loans...................................    $942          $856
Agricultural mortgage loans.................................      13             2
                                                                ----          ----
          Total.............................................     955           858
Less: Valuation allowances..................................       2             6
                                                                ----          ----
          Mortgage loans....................................    $953          $852
                                                                ====          ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, 25%, 5% and 4% of the properties were located in California, Florida and Arizona, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Changes in mortgage loan valuation allowances were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Balance at January 1........................................   $  6      $ 25       $ 8
Additions (releases) charged to operations..................      9        (1)       21
Deductions for writedowns and dispositions..................    (13)      (16)       (4)
Dispositions of affiliates..................................     --        (2)       --
                                                               ----      ----       ---
Balance at December 31......................................   $  2      $  6       $25
                                                               ====      ====       ===

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2003           2002
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Impaired mortgage loans with valuation allowances...........    $28            $49
Impaired mortgage loans without valuation allowances........      1             25
                                                                ---            ---
          Total.............................................     29             74
Less: Valuation allowances on impaired mortgages............      1              6
                                                                ---            ---
          Impaired mortgage loans...........................    $28            $68
                                                                ===            ===

     The average investment in impaired mortgage loans on real estate was $42 million, $108 million and $57 million for the years ended December 31, 2003, 2002 and 2001, respectively. Interest income on impaired mortgage loans was $3 million, $8 million and $10 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     The investment in restructured mortgage loans on real estate was $4 million and $12 million at December 31, 2003 and 2002, respectively. Interest income of $400 thousand was recognized on restructured loans for the year ended December 31, 2003. Interest income of $1 million was recognized on restructured loans for both of the years ended December 31, 2002 and 2001. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million for the years ended December 31, 2003 and 2002 respectively. There was no gross interest income that would have been recorded in accordance with the original terms of such loans for the year ended 2001.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure at December 31, 2003. Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $14 million at December 31, 2002.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2003           2002
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................    $75            $70
Impairments.................................................     (4)            (4)
                                                                ---            ---
          Total.............................................     71             66
                                                                ---            ---
Real estate held-for-sale...................................     --             33
Valuation allowance.........................................     --             (8)
                                                                ---            ---
          Total.............................................     --             25
                                                                ---            ---
            Real estate and real estate joint ventures......    $71            $91
                                                                ===            ===

     Accumulated depreciation on real estate was $11 million and $10 million at December 31, 2003 and 2002, respectively. The related depreciation expense was $1 million for each of the years ended December 31, 2003, 2002 and 2001. There was no depreciation expense related to discontinued operations for the year ended December 31, 2003. These amounts include $100 thousand and $300 thousand of depreciation expense related to discontinued operations for the years ended December 31, 2002 and 2001, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2003               2002
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                              (DOLLARS IN MILLIONS)
Office...............................................   $51        72%     $64        70%
Retail...............................................    --        --        3         3%
Land.................................................    20        28%      23        26%
Other................................................    --        --        1         1%
                                                        ---       ---      ---       ---
          Total......................................   $71       100%     $91       100%
                                                        ===       ===      ===       ===

     The Company's real estate holdings are located throughout the United States. At December 31, 2003, 82% and 17% of the Company's real estate holdings were located in California and Colorado, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003     2002      2001
                                                              -----    -----    ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $  8      $ 3     $   3
Additions charged to investment income......................     3       13        --
Deductions for writedowns and dispositions..................   (11)      (8)       --
                                                              ----      ---     -----
Balance at December 31......................................  $ --      $ 8     $   3
                                                              ====      ===     =====

     There was no investment expense related to impaired real estate and real estate joint ventures held-for-investment for the years ended December 31, 2003 and 2001. Investment expense related to impaired real estate and real estate joint ventures held-for-investment was $1 million for the year ended December 31, 2002. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES carrying value of non-income producing real estate and real estate joint ventures was $20 million and $23 million at December 31, 2003 and 2002, respectively.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2003. The Company owned real estate acquired in satisfaction of debt of $4 million at December 31, 2002.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Fixed maturities...........................................  $  615   $  675   $  697
Equity securities..........................................       7        8        3
Mortgage loans on real estate..............................      76      101      119
Real estate and real estate joint ventures(1)..............       7        7       11
Policy loans...............................................     170      174      172
Other limited partnership interests........................      (6)      --       --
Cash, cash equivalents and short-term investments..........      11        8       30
Other......................................................     151       94       96
                                                             ------   ------   ------
          Total............................................   1,031    1,067    1,128
Less: Investment expenses(1)...............................      28       15       14
                                                             ------   ------   ------
          Net investment income............................  $1,003   $1,052   $1,114
                                                             ======   ======   ======

---------------

(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

NET INVESTMENT GAINS (LOSSES)

     Net investment gains, including changes in valuation allowances, were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Fixed maturities............................................    $ 1      $ (9)     $(58)
Equity securities...........................................      1         1        13
Mortgage loans on real estate...............................     (8)        8       (21)
Real estate and real estate joint ventures(1)...............      1        (3)       (8)
Other limited partnership interests.........................     --         1        (6)
Sales of businesses.........................................     (3)        1        35
Derivatives(2)..............................................     19        58        16
Other.......................................................     (2)        2        23
                                                                ---      ----      ----
          Total.............................................      9        59        (6)
Amounts allocated from deferred policy acquisition costs....      7       (19)       15
                                                                ---      ----      ----
          Total net realized investment gains...............    $16      $ 40      $  9
                                                                ===      ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

---------------

(1) The amounts presented exclude amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

(2) The amounts presented include scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133.

     Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are amortization of DAC to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NET UNREALIZED INVESTMENT GAINS

     The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 675    $ 472    $ 159
Equity securities...........................................     11       --        9
Other invested assets.......................................   (100)     (29)      35
                                                              -----    -----    -----
          Total.............................................    586      443      203
                                                              -----    -----    -----
Amounts allocated from deferred policy acquisition costs....   (164)    (154)     (66)
Deferred income taxes.......................................   (173)    (112)     (55)
                                                              -----    -----    -----
          Total.............................................   (337)    (266)    (121)
                                                              -----    -----    -----
          Net unrealized investment gains...................  $ 249    $ 177    $  82
                                                              =====    =====    =====

     The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................   $177     $ 82     $ 29
Unrealized investment gains (losses) during the year........    143      194       91
Unrealized investment gains (losses) relating to
     Deferred policy acquisition costs......................    (10)     (65)      (7)
Deferred income taxes.......................................    (61)     (52)     (31)
Unrealized investment gains of subsidiary at date of sale,
  net of deferred taxes.....................................     --       18       --
                                                               ----     ----     ----
Balance at December 31......................................   $249     $177     $ 82
                                                               ====     ====     ====
Net change in unrealized investment gains...................   $ 72     $ 95     $ 53
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $52 million and $47 million at December 31, 2003 and 2002, respectively. The related income (loss) recognized was $10 million, ($2) million and $3 million for the years ended December 31, 2003, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted provisions of FIN 46 and FIN46(r). At December 31, 2003, FIN 46(r) did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     The following table presents the total assets of and maximum exposure to loss relating to VIEs that the Company has concluded that it holds significant valuable interests but it is not the primary beneficiary and which will not be consolidated:

                                                                  DECEMBER 31, 2003
                                                             ----------------------------
                                                               TOTAL     MAXIMUM EXPOSURE
                                                             ASSETS(1)      TO LOSS(2)
                                                             ---------   ----------------
                                                                (DOLLARS IN MILLIONS)
Other limited partnerships(3)..............................     $17            $10
                                                                ===            ===

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for Federal tax credits.

     The Company has concluded that it is not the primary beneficiary of any VIEs, and as such, none are consolidated in its financial statements.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

     The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2003 and 2002:

                                                        2003                                 2002
                                         -----------------------------------   ---------------------------------
                                                       CURRENT MARKET OR                     CURRENT MARKET OR
                                                           FAIR VALUE                            FAIR VALUE
                                         NOTIONAL   ------------------------    NOTIONAL    --------------------
                                          AMOUNT      ASSETS     LIABILITIES     AMOUNT     ASSETS   LIABILITIES
                                         --------   ----------   -----------   ----------   ------   -----------
                                                                  (DOLLARS IN MILLIONS)
Interest rate swaps....................   $  420       $52          $  --        $  422      $69        $  --
Foreign currency swaps.................        4        --             --            --       --           --
Options................................    6,063         7             --         6,394        7           --
                                          ------       ---          -----        ------      ---        -----
Total contractual commitments..........   $6,487       $59          $  --        $6,816      $76        $  --
                                          ======       ===          =====        ======      ===        =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following is a reconciliation of the notional amounts by derivative type and strategies at December 31, 2003 and 2002:

                                          DECEMBER 31, 2002               TERMINATIONS/   DECEMBER 31, 2003
                                           NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                          -----------------   ---------   -------------   -----------------
                                                                (DOLLARS IN MILLIONS)
BY DERIVATIVE TYPE
Interest rate swaps.....................       $  422            $45          $ 47             $  420
Foreign currency swaps..................           --              4            --                  4
Options.................................        6,394             --           331              6,063
                                               ------            ---          ----             ------
  Total contractual commitments.........       $6,816            $49          $378             $6,487
                                               ======            ===          ====             ======
BY DERIVATIVE STRATEGY
Invested asset hedging..................       $   --            $49          $ --             $   49
Portfolio hedging.......................        6,816             --           378              6,438
                                               ------            ---          ----             ------
  Total contractual commitments.........       $6,816            $49          $378             $6,487
                                               ======            ===          ====             ======

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2003:

                                                               REMAINING LIFE
                                ----------------------------------------------------------------------------
                                ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                                OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                                --------   ------------------   -----------------   ---------------   ------
                                                           (DOLLARS IN MILLIONS)
Interest rate swaps...........   $   69          $  154                $72               $125         $  420
Foreign currency swaps........       --               4                 --                 --              4
Options.......................    4,162           1,901                 --                 --          6,063
                                 ------          ------                ---               ----         ------
  Total contractual
     commitments..............   $4,231          $2,059                $72               $125         $6,487
                                 ======          ======                ===               ====         ======

     The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2003 and 2002:

                                                         2003                                2002
                                          -----------------------------------   -------------------------------
                                                            FAIR VALUE                          FAIR VALUE
                                          NOTIONAL   ------------------------   NOTIONAL   --------------------
                                           AMOUNT      ASSETS     LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                          --------   ----------   -----------   --------   ------   -----------
                                                                  (DOLLARS IN MILLIONS)
BY TYPE OF HEDGE
Fair value..............................   $    9       $--          $  --       $   --     $--        $  --
Cash flow...............................       13        --             --           --      --           --
Non qualifying..........................    6,465        59             --        6,816      76           --
                                           ------       ---          -----       ------     ---        -----
  Total.................................   $6,487       $59          $  --       $6,816     $76        $  --
                                           ======       ===          =====       ======     ===        =====

     The Company recognized insignificant net investment expense from the periodic settlement of interest rate caps and interest rate, foreign currency and credit default swaps that qualify as accounting hedges under SFAS No. 133, as amended, for the year ended December 31, 2003. During the years ended December 31, 2002 and 2001, there were no derivative instruments designated as qualifying accounting hedges under SFAS No. 133.

     During the year ended December 31, 2003, the Company recognized insignificant amounts in net investment losses related to qualifying fair value hedging instruments. Accordingly, insignificant net unrealized gains on fair value hedged investments were recognized in net investment losses during the year ended December 31, 2003.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

There were no discontinued fair value hedges for the year ended December 31, 2003. There were no derivatives designated as fair value hedges during the years ended December 31, 2002 or 2001.

     For the year ended December 31, 2003, the net amounts accumulated in other comprehensive income relating to cash flow hedges was insignificant. For the year ended December 31, 2003, the market value of cash flow hedges increased by an insignificant amount. During the year ended December 31, 2003, the Company recognized insignificant other comprehensive net gains relating to the effective portion of cash flow hedges. During the year ended December 31, 2003, no other comprehensive income or expense was reclassified to net investment income. During the year ended December 31, 2003, there were no discontinued cash flow hedges. During the years ended December 31, 2002 and 2001 there were no cash flow hedges. The Company has no SFAS No. 133 transition adjustment.

     Insignificant amounts of net investment expense and no net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment loss, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

     For the years ended December 31, 2003, 2002 and 2001, the Company recognized as net investment gains, the scheduled periodic settlement payments on derivative instruments of $22 million, $23 million and net losses of $3 million, respectively, and net investment losses from changes in fair value of $3 million and net investment gains of $35 million and $19 million, respectively, related to derivatives not qualifying as accounting hedges.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs

     Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                         VALUE OF   DEFERRED POLICY
                                                         BUSINESS     ACQUISITION
                                                         ACQUIRED        COSTS        TOTAL
                                                         --------   ---------------   ------
                                                                (DOLLARS IN MILLIONS)
Balance at December 31, 2000...........................   $1,092        $  496        $1,588
Capitalizations........................................       --           600           600
                                                          ------        ------        ------
          Total........................................    1,092         1,096         2,188
Amortization allocated to:
  Net investment gains (losses)........................      (15)           --           (15)
  Unrealized investment gains (losses).................       (8)           15             7
  Other expenses.......................................       92           240           332
                                                          ------        ------        ------
          Total amortization...........................       69           255           324
                                                          ------        ------        ------
Balance at December 31, 2001...........................    1,023           841         1,864
Capitalizations........................................       --           810           810
                                                          ------        ------        ------
          Total........................................    1,023         1,651         2,674
Amortization allocated to:
  Net investment gains (losses)........................       16             3            19
  Unrealized investment gains (losses).................       95           (30)           65
  Other expenses.......................................       78           269           347
                                                          ------        ------        ------
          Total amortization...........................      189           242           431
Dispositions and other.................................     (262)         (206)         (468)
                                                          ------        ------        ------
Balance at December 31, 2002...........................      572         1,203         1,775
Capitalizations........................................       --           958           958
Acquisitions...........................................       --           218           218
                                                          ------        ------        ------
          Total........................................      572         2,379         2,951
Amortization allocated to:
  Net investment gains (losses)........................       (5)           (2)           (7)
  Unrealized investment gains (losses).................       (8)           18            10
  Other expenses.......................................       41           383           424
                                                          ------        ------        ------
          Total amortization...........................       28           399           427
Dispositions and other.................................       92            23           115
                                                          ------        ------        ------
Balance at December 31, 2003...........................   $  636        $2,003        $2,639
                                                          ======        ======        ======

     The estimated future amortization expense allocated to other expenses for VOBA is $42 million in 2004, $42 million in 2005, $39 million in 2006, $36 million in 2007 and $34 million in 2008.

     Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

Separate Accounts

     Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $2,847 million and $2,635 million at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $477 million and $455 million at December 31, 2003 and 2002, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $101 million, $91 million and $142 million for the years ended December 31, 2003, 2002 and 2001, respectively. The average interest rates credited on these contracts were 5.05% and 5.51% at December 31, 2003 and 2002, respectively. The assets that support these liabilities were comprised of $513 million and $448 million in fixed maturities at December 31, 2003 and 2002, respectively.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes. Risks in excess of $6 million are 100% reinsured. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2003     2002     2001
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................  $  511   $  553   $  553
Reinsurance assumed........................................   2,925    2,330    1,841
Reinsurance ceded..........................................    (398)    (466)    (304)
                                                             ------   ------   ------
Net premiums...............................................  $3,038   $2,417   $2,090
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $  119   $  113   $   98
                                                             ======   ======   ======

     Reinsurance recoverables, included in premiums and other receivables, were $1,003 million and $867 million at December 31, 2003 and 2002, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $32 million and $4 million at December 31, 2003 and 2002, respectively.

6.  DEBT

     Debt consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2003    2002
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Senior notes, interest rates ranging from 6.75% to 7.25%,
  maturity dates ranging from 2006 to 2011..................  $299    $298
Surplus notes, interest rate 7.63%, maturity date 2024......    98      98
Fixed rate notes, interest rates ranging from 1.69% to 12%,
  maturity dates ranging from 2005 to 2009..................   103      33
Other notes with varying interest rates.....................     1       2
                                                              ----    ----
Total long-term debt........................................   501     431
Total short-term debt.......................................    --      19
                                                              ----    ----
          Total.............................................  $501    $450
                                                              ====    ====

     RGA, a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $228 million ($53 million expiring in 2005 and $175 million expiring in 2006). At December 31, 2003, RGA had drawn approximately $99 million under these facilities at interest rates ranging from 1.69% to 5.48%. At December 31, 2003, there were approximately $39 million in letters of credit in favor of third-party entities. As of December 31, 2003, $396 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

     The aggregate maturities of long-term debt for the Company are $50 million in 2005, $149 million in 2006, $3 million in 2007 and $299 million thereafter.

     The Company had no short-term debt as of December 31, 2003. Short-term debt consisted of collateralized borrowings with an average interest rate of 5.75% and maturity of 30 days at December 31, 2002.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Interest expense related to the Company's indebtedness included in other expenses was $48 million, $53 million and $38 million for the years ended December 31, 2003, 2002 and 2001, respectively.

7. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of
(i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2003 and 2002.

8.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2003    2002    2001
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $29     $(6)    $46
  Foreign...................................................     1       6       9
                                                               ---     ---     ---
                                                                30      --      55
                                                               ---     ---     ---
Deferred:
  Federal...................................................     7      58       6
  Foreign...................................................     9      17      (1)
                                                               ---     ---     ---
                                                                16      75       5
                                                               ---     ---     ---
Provision for income taxes..................................   $46     $75     $60
                                                               ===     ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2003    2002    2001
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $52     $81     $34
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............    (1)     --      (3)
  Tax preferred investment income...........................    (1)     (4)     (2)
  Tax credits...............................................    (5)     (5)     (6)
  Litigation related........................................    --      --      14
  State tax net of federal benefit..........................     1       1       3
  Corporate owned life insurance............................    (2)      2       8
  Goodwill amortization.....................................    --      --       4
  Valuation allowance for carryforward items................     1      --       4
  Sale of subsidiaries......................................    --      --       5
  Settlement of IRS audit...................................    --      (3)     --
  Other, net................................................     1       3      (1)
                                                               ---     ---     ---
Provision for income taxes..................................   $46     $75     $60
                                                               ===     ===     ===

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              --------------
                                                               2003    2002
                                                              ------   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Deferred income tax assets:
  Future policy benefits....................................  $  170   $ 130
  Employee benefits.........................................      45      30
  Investments...............................................      --      43
  Loss and credit carryforwards.............................     358     258
  Other, net................................................      18      39
                                                              ------   -----
                                                                 591     500
  Less: Valuation allowance.................................      13      12
                                                              ------   -----
                                                                 578     488
                                                              ------   -----
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................     767     602
  Investments...............................................      26      --
  Unrealized gain on investments............................     173     112
  Other, net................................................      68      63
                                                              ------   -----
                                                               1,034     777
                                                              ------   -----
Net deferred income tax liability...........................  $ (456)  $(289)
                                                              ======   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2003 and 2002, a valuation allowance for deferred tax assets of approximately $13 million and $12 million respectively, was provided on the foreign tax credits and net operating losses of RGA Reinsurance and RGA's Argentine, South African and U.K. subsidiaries. At December 31, 2003, the Company's subsidiaries had net operating loss carryforwards of $684 million and capital loss carryforwards of $200 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

     The Company has been audited by the Internal Revenue Service for the years through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

9.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2003, there are approximately 25 sales practices lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A Missouri trial court has certified a class action in a lawsuit against the Company involving approximately 100 former employees with respect to plaintiffs' claims that the Company breached an alleged oral promise to pay additional severance benefits. The Company continues to defend itself vigorously against this lawsuit.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarded plaintiff $600,000 in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The defendants have filed a Notice of Appeal and the plaintiff has filed a Notice of Cross Appeal. Pursuant to a quota share agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of any judgment in this matter will be 20 percent.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. The Company is in the process of responding and is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                                  GROSS
                                                             RENTAL   SUBLEASE    RENTAL
                                                             INCOME    INCOME    PAYMENTS
                                                             ------   --------   --------
                                                                (DOLLARS IN MILLIONS)
2004.......................................................    $4        $1         $8
2005.......................................................    $4        $1         $7
2006.......................................................    $3        $1         $6
2007.......................................................    $3        $--        $5
2008.......................................................    $2        $--        $4
Thereafter.................................................    $1        $--        $9

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1 million at December 31, 2003 and 2002, respectively. The Company anticipates that this amount will be invested in the partnerships over the next one year.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

     In the context of disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

10.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

     Effective January 1, 2001, the Company's employees became employees of Metropolitan Life. This transition affected the provision of employee benefit plans as described below:

     The Company continued to sponsor and administer a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history.

     The Company also continues to offer several non-qualified, defined benefit, and defined contribution plans to existing directors and management associates.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Prior to January 1, 2001, the Company provided certain health care and life insurance benefits for retired employees. As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of Metropolitan Life. Consistent with the Company's former plan, employees may become eligible for these benefits under the Metropolitan Life plan if they attain retirement age, with sufficient service, while working for Metropolitan Life. Additionally, Metropolitan Life provides postemployment benefits for eligible employees as of this transition date.

     On December 31, 2002, the GenAm Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

     The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2003      2002      2003     2002
                                                              -------   -------   ------   ------
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 64      $176      $ 5      $ 3
  Service cost..............................................      1         4       --        1
  Interest cost.............................................      3        12       --       --
  Actuarial losses..........................................      8        11       --        1
  Change in benefits........................................    (26)       --       --       --
  Transfers in (out) of controlled group....................     --      (124)      --       --
  Benefits paid.............................................     (2)      (15)      --       --
                                                               ----      ----      ---      ---
Projected benefit obligation at end of year.................     48        64        5        5
                                                               ----      ----      ---      ---
Change in plan assets:
Contract value of plan assets at beginning of year..........      8       153       --       --
  Actual return on plan assets..............................      2       (11)      --       --
  Employer and participant contributions....................      2         5       --       --
  Transfers in (out) of controlled group....................     --      (124)      --       --
  Benefits paid.............................................     (2)      (15)      --       --
                                                               ----      ----      ---      ---
Contract value of plan assets at end of year................     10         8       --       --
                                                               ----      ----      ---      ---
Under funded................................................    (38)      (56)      (5)      (5)
Unrecognized net actuarial losses...........................     17        11        2        2
Unrecognized prior service cost.............................    (23)       --       --       --
                                                               ----      ----      ---      ---
Accrued benefit cost........................................   $(44)     $(45)     $(3)     $(3)
                                                               ====      ====      ===      ===
Qualified plan prepaid pension cost.........................     (2)       (1)
Non-qualified plan accrued pension cost.....................    (47)      (48)
Accumulated other comprehensive loss........................      5         4
                                                               ----      ----
Accrued benefit cost........................................   $(44)     $(45)
                                                               ====      ====

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                               NON-QUALIFIED
                                             QUALIFIED PLAN        PLAN           TOTAL
                                             ---------------   -------------   -----------
                                              2003     2002    2003    2002    2003   2002
                                             ------   ------   -----   -----   ----   ----
                                                         (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation.....   $(14)    $(12)   $(34)   $(52)   $(48)  $(64)
Aggregate contract value of plan assets
  (principally Company contracts)..........     10        8      --      --      10      8
                                              ----     ----    ----    ----    ----   ----
Under funded...............................   $ (4)    $ (4)   $(34)   $(52)   $(38)  $(56)
                                              ====     ====    ====    ====    ====   ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for all defined benefit pension plans, which exceeds plan assets for all plans, was $41 million and $53 million at December 31, 2003 and 2002, respectively. The projected benefit obligation exceeded plan assets for all pension and postretirement plans for the years ended December 31, 2003 and 2002.

     The components of net periodic benefit cost were as follows:

                                                         PENSION BENEFITS       OTHER BENEFITS
                                                        ------------------   --------------------
                                                        2003   2002   2001   2003    2002   2001
                                                        ----   ----   ----   -----   ----   -----
                                                                  (DOLLARS IN MILLIONS)
Service cost..........................................  $ 1    $  4   $  4   $ --     $1    $  --
Interest cost.........................................    3      12     12     --     --       --
Expected return on plan assets........................   (1)    (13)   (14)    --     --       --
Amortization of prior actuarial (gains) losses........   (1)      2     --     --     --       --
Curtailment cost......................................   --      --      6     --     --       --
                                                        ---    ----   ----   -----    --    -----
Net periodic benefit cost.............................  $ 2    $  5   $  8   $ --     $1    $  --
                                                        ===    ====   ====   =====    ==    =====

Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                                          DECEMBER 31,
                                           -------------------------------------------
                                               PENSION BENEFITS        OTHER BENEFITS
                                           -------------------------   ---------------
                                              2003          2002        2003     2002
                                           -----------   -----------   ------   ------
Discount rate............................  6.10%-6.50%      6.75%      6.50%    6.75%
Rate of compensation increase............     4%-8%         4%-8%       N/A      N/A

     Assumptions used in determining net periodic benefit cost were as follows:

                                                            DECEMBER 31,
                                                -------------------------------------
                                                 PENSION BENEFITS     OTHER BENEFITS
                                                -------------------   ---------------
                                                2003       2002        2003     2002
                                                -----   -----------   ------   ------
Discount rate.................................  6.75%   6.75%-7.40%   6.50%    6.75%
Expected rate of return on plan assets........  8.75%      8.75%       N/A      N/A
Rate of compensation increase.................  4%-8%      4%-8%       N/A      N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 10% and 11% for the years ended December 31, 2003 and 2002, respectively. For both years, the rate is assumed to decrease gradually to 5% by 2008 and remain at that level thereafter. A one percentage point change in assumed health care cost trend rates would have an insignificant impact on the Company's operations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

PLAN ASSETS

     The allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2003    2002
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    73%     66%
Fixed maturities............................................    27%     34%
                                                               ---     ---
          Total.............................................   100%    100%
                                                               ===     ===

     The average target allocation of pension plan assets for 2004 is as follows:

                                                              PENSION
                                                              BENEFITS
                                                              --------
ASSET CATEGORY
Equity securities...........................................   65%-80%
Fixed maturities............................................   25%-50%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on the Company's assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $4 million to its pension plans and $35 thousand to its other benefit plans during 2004.

     The following pension benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                                                                 PENSION BENEFITS
                                                               ---------------------
                                                               (DOLLARS IN MILLIONS)
2004........................................................            $ 3
2005........................................................            $ 3
2006........................................................            $ 5
2007........................................................            $ 4
2008........................................................            $ 4
2009-2013...................................................            $24

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife, sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2 million, $2 million and $4 million for the years ended December 31, 2003, 2002, and 2001, respectively.

11.  EQUITY

PREFERRED STOCK

     On December 16, 2003, MetLife contributed 2,532,600 shares of common stock to the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     The Preferred Shares are redeemable at the option of the Company at any time, to the extent that any such redemption shall not violate applicable provisions of the laws of the State of Missouri. The Preferred Shares are redeemable at a price equal to the par value per share plus any amount equal to accumulated and unpaid dividends.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of: (i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year (excluding realized investment gains) or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year. The Company paid to GenAmerica stockholder dividends in the amount of $1 million, $83 million and $8 million for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2004, without prior regulatory approval, is $101 million.

STATUTORY EQUITY AND INCOME

     The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

     Statutory net loss of General American Life Insurance Company, as filed with the Department, was $151 million, $15 million and $123 million for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $1,013 million and $741 million at December 31, 2003 and 2002, respectively.

     The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2003     2002      2001
                                                              ------   -------   ------
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........   $211     $ 318     $123
Income tax effect of holding gains..........................    (97)     (141)     (47)
Reclassification adjustments:
  Recognized holding (losses) gains included in current year
     income.................................................    (23)      (52)      33
  Amortization of premium and accretion of discounts
     associated with investments............................    (45)      (72)     (64)
  Recognized holding (losses) gains allocated to other
     policyholder amounts...................................     (7)       19      (15)
  Income tax effect.........................................     35        40       19
Allocation of holding (losses) gains on investments relating
  to other policyholder amounts.............................     (3)      (84)       7
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................      1        49       (3)
Unrealized investment gains of subsidiary at date of sale...     --        23       --
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale................................     --        (5)      --
                                                               ----     -----     ----
Net unrealized investment gains.............................     72        95       53
Foreign currency translation adjustment.....................     25         7        2
Minimum pension liability adjustment........................     (5)       --       --
                                                               ----     -----     ----
Other comprehensive income..................................   $ 92     $ 102     $ 55
                                                               ====     =====     ====

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2003      2002     2001
                                                              -------   ------   ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $   68    $  38    $ 112
Commissions.................................................     946      795      602
Interest and debt issue costs...............................      44       53       38
Amortization of policy acquisition costs (excludes amounts
  directly related to net investment gains (losses) of $(7),
  $19, and $(15), respectively).............................     424      347      332
Capitalization of policy acquisition costs..................    (958)    (810)    (600)
Rent, net of sublease income................................      (3)       5       24
Minority interest...........................................     132      102       64
Other.......................................................     396      420      386
                                                              ------    -----    -----
          Total other expenses..............................  $1,049    $ 950    $ 958
                                                              ======    =====    =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Latin America, Europe, Africa, Pacific Rim countries and Australia. The Company's business is divided into three major segments: US Domestic Insurance Operations, Reinsurance and Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     US Domestic Insurance Operations offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care and other insurance products and services. US Domestic Insurance Operations also offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments as of and for the years ended December 31, 2003, 2002 and 2001. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains and losses from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains and losses, net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items (e.g., expenses associated with the resolution of proceedings alleging race-conscious underwriting practices,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) to Corporate & Other.

                                             US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2003        OPERATIONS         REINSURANCE      OTHER       TOTAL
------------------------------------------   ---------------------   -----------   -----------   -------
                                                                (DOLLARS IN MILLIONS)
Premiums...................................         $   390            $ 2,648       $   --      $ 3,038
Universal life and investment-type product
  policy fees..............................             272                 --           --          272
Net investment income......................             534                430           39        1,003
Other revenues.............................              14                 47           12           73
Net investment gains (losses)..............             (11)                30           (3)          16
Policyholder benefits and claims...........             535              2,110           --        2,645
Interest credited to policyholder account
  balances.................................             177                184           --          361
Policyholder dividends.....................             198                 --           --          198
Other expenses.............................             271                752           26        1,049
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes....................................              18                109           22          149
Income from discontinued operations, net of
  income taxes.............................              --                 --           (1)          (1)
Cumulative effect of change in accounting,
  net of income taxes......................              --                  1           --            1
Net income.................................              14                 72           17          103
Total assets...............................          13,512             12,611        1,316       27,439
Deferred policy acquisition costs..........             538              2,100            1        2,639
Goodwill, net..............................              42                 95           --          137
Separate account assets....................           3,323                 13          (12)       3,324
Policyholder liabilities...................           8,978              8,984          (39)      17,923
Separate account liabilities...............           3,323                 13          (12)       3,324

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                             US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2002        OPERATIONS         REINSURANCE      OTHER       TOTAL
------------------------------------------   ---------------------   -----------   -----------   -------
                                                                (DOLLARS IN MILLIONS)
Premiums...................................         $   433            $1,984        $   --      $ 2,417
Universal life and investment-type product
  policy fees..............................             298                --            --          298
Net investment income......................             689               379           (16)       1,052
Other revenues.............................              58                42            16          116
Net investment gains (losses)..............              48                 3           (11)          40
Policyholder benefits and claims...........             544             1,519            --        2,063
Interest credited to policyholder account
  balances.................................             325               146            --          471
Policyholder dividends.....................             209                --            --          209
Other expenses.............................             286               631            33          950
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes....................................             162               112           (44)         230
Income from discontinued operations, net of
  income taxes.............................              --                --            (5)          (5)
Net income (loss)..........................             106                74           (30)         150
Total assets...............................          12,512             9,377         1,029       22,918
Deferred policy acquisition costs..........             401             1,373             1        1,775
Goodwill, net..............................              59                94            --          153
Separate account assets....................           3,090                11           (11)       3,090
Policyholder liabilities...................           8,401             6,766           (31)      15,136
Separate account liabilities...............           3,090                11           (11)       3,090

                                              US DOMESTIC INSURANCE                 CORPORATE &
AT OR FOR THE YEAR ENDED DECEMBER 31, 2001         OPERATIONS         REINSURANCE      OTHER      TOTAL
------------------------------------------    ---------------------   -----------   -----------   ------
                                                                (DOLLARS IN MILLIONS)
Premiums....................................          $425              $1,665         $ --       $2,090
Universal life and investment-type product
  policy fees...............................           261                  --           --          261
Net investment income.......................           756                 348           10        1,114
Other revenues..............................            26                  35           51          112
Net investment gains (losses)...............           (12)                 (8)          29            9
Policyholder benefits and claims............           540               1,374           --        1,914
Interest credited to policyholder account
  balances..................................           301                 122           (1)         422
Policyholder dividends......................           195                               --          195
Other expenses..............................           345                 490          123          958
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes.....................................            75                  54          (32)          97
Net income (loss)...........................            44                  32          (39)          37

     The Company's Corporate & Other segment recorded net investment losses of $1 million and $8 million during the years ended December 31, 2003 and 2002 respectively, in amounts classified as discontinued operations in accordance with SFAS 144.

     Economic Capital. Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with GAAP. Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

     The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

     The following table presents actual and pro forma net investment income with respect to the Company's segments for the years ended December 31, 2002 and 2001. The amounts shown as pro forma reflect net investment income that would have been reported in these years had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                             NET INVESTMENT INCOME

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                          2002                 2001
                                                   ------------------   ------------------
                                                   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                                   ------   ---------   ------   ---------
                                                            (DOLLARS IN MILLIONS)
US domestic operations...........................  $  689    $  681     $  756    $  749
Reinsurance......................................     379       340        348       312
Corporate & Other................................     (16)       31         10        53
                                                   ------    ------     ------    ------
          Total..................................  $1,052    $1,052     $1,114    $1,114
                                                   ======    ======     ======    ======

     The Reinsurance segment's results of operations for the year ended December 31, 2003 include RGA's coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense.

     Corporate & Other includes various start-up and run-off entities, as well as the elimination of all intersegment amounts. The elimination of intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment reinsurance transactions.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs;
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

14.  ACQUISITIONS AND DISPOSITIONS

     In December 2003, Equity Intermediary Company ("EIC"), a subsidiary of the Company, issued preferred stock to MetLife in exchange for MetLife's outstanding shares of RGA common stock. See Note 11. At that time, Metropolitan Life transferred the outstanding shares of RGA common stock to EIC. At December 31, 2003 and 2002, the Company's ownership percentage of outstanding shares of RGA's common stock was approximately 52% and 49%, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In September 2003, a subsidiary of the Company, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of before income tax expense, excluding minority interest expense, to the fourth quarter of 2003.

     On December 31, 2002, the Company sold the Security Equity Life Insurance Company, a wholly owned subsidiary, to Metropolitan Life. The Company also sold on December 31, 2002, Cova Corporation and its wholly owned subsidiaries to MetLife. The amount received less than the asset's book value of $504 million was recorded as a reduction in equity. Total assets and liabilities of the entities sold at the date of sale were $8,926 million and $8,232 million, respectively. Total revenue of the entities sold included in the consolidated statements of income were $293 million and $256 million for the years ended December 31, 2002 and 2001, respectively.

     On July 1, 2002, the Company completed its merger with General Life Insurance Company ("GLIC"), a wholly owned subsidiary of the Company. GLIC, a Texas life insurance company, was acquired by the Company in December 1995. Its operations, however, were ceased in June 2001, due to its lack of strategic importance. Upon the completion of the merger, the Company assumed a net $12 million in assets and liabilities. The Company recognized no gain or loss on the merger.

     On June 12, 2002, the Company completed the liquidation of General American Holding Company ("GAHC"), a wholly owned subsidiary of the Company. GAHC was created in 1999 as a general business company, owning subsidiaries not licensed as insurers. Upon the liquidation of GAHC, the Company assumed a net $61 million in assets and liabilities, including the ownership of Krisman, Incorporated ("Krisman") and White Oak Royalty Company ("White Oak Royalty"). The Company recognized no gain or loss on this disposition.

     On July 2, 2001, the Company and Metropolitan Life completed the sale of Conning Corporation ("Conning"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company and Metropolitan Life received $84 million in the transaction and the Company reported a gain of approximately $36 million, net of income taxes of $14 million.

15.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale for transactions initiated on or after January 1, 2002 is presented as discontinued operations. These assets are carried at the lower of cost or market.

     The components of income from discontinued operations included investment expenses of $503 thousand, net investment losses of $1 million and income tax benefit of $631 thousand, for the year ended December 31, 2003. The components of income from discontinued operations included net investment losses of $8 million and income tax benefits of $3 million for the year ended December 31, 2002. Amounts for 2001 were insignificant.

     There was no carrying value of real estate related to discontinued operations at December 31, 2003. The carrying value of real estate related to discontinued operations was $25 million at December 31, 2002.

16.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2003                                               (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities.......................................             $11,695     $11,695
  Equity securities......................................             $   167     $   167
  Mortgage loans on real estate..........................             $   953     $ 1,004
  Policy loans...........................................             $ 2,576     $ 2,576
  Short-term investments.................................             $    90     $    90
  Cash and cash equivalents..............................             $   369     $   369
  Mortgage loan commitments..............................    $27      $    --     $    --
  Commitments to fund partnership investments............    $ 1      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,374     $ 5,026
  Long-term debt.........................................             $   501     $   551
  Shares subject to mandatory redemption.................             $   158     $   194
  Payable under securities loaned transactions...........             $ 1,179     $ 1,179

                                                            NOTIONAL   CARRYING   ESTIMATED
                                                             AMOUNT     VALUE     FAIR VALUE
                                                            --------   --------   ----------
DECEMBER 31, 2002                                                (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities........................................              $9,440      $9,440
  Equity securities.......................................              $  121      $  121
  Mortgage loans on real estate...........................              $  852      $  949
  Policy loans............................................              $2,488      $2,488
  Short-term investments..................................              $  108      $  108
  Cash and cash equivalents...............................              $  398      $  398
  Commitments to fund partnership investments.............     $1       $   --      $   --
Liabilities:
  Policyholder account balances...........................              $4,745      $4,469
  Short-term debt.........................................              $   19      $   19
  Long-term debt..........................................              $  431      $  468
  Payable under securities loaned transactions............              $  679      $  679
Other:
  Company-obligated mandatorily redeemable securities of
     subsidiary trusts....................................              $  158      $  177

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS, SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     The fair values of short-term and long-term debt, payables under securities loaned transactions, shares subject to mandatory redemption and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including interest rate swaps, foreign currency swaps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

17.  RELATED PARTIES

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     In May 2002, the Company received a capital contribution in the amount of $1 million associated with a related party gain on the sale of joint ventures to Metropolitan Life.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $119 million, $118 million and $112 million in 2003, 2002 and 2001, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax underwriting gain on this business was approximately $12 million, $35 million and $18 million in 2003, 2002 and 2001, respectively.

     In October 2001, GenAmerica contributed GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to the Company.

     In 2001, the Company entered into a reinsurance agreement with Exeter Reassurance Company, Limited, a subsidiary of MetLife. Under this agreement, the Company reflected ceded premiums of approximately $299 million, $154 million and $31 million and ceded expenses of approximately $90 million, $64 million and $14 million in 2003, 2002 and 2001, respectively.

     Under the terms of a master service agreement, the Company and its subsidiaries paid $6 million, $8 million and $3 million in investment management fees and $100 million, $90 million and $9 million for other administrative services in 2003, 2002 and 2001, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand-alone entity.